                                                     Registration No. 333-77117
-------------------------------------------------------------------------------


                   -----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------



                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]


        Pre-Effective Amendment No.                                   [ ]
                                   ----

        Post-Effective Amendment No.   2                              [X]
                                     ----


                                 AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


        Amendment No.                                                 [ ]
                     ----

                        (Check appropriate box or boxes)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (212) 554-1234


                                  ROBIN WAGNER
                           Vice President and Counsel

           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
            (Names and Addresses of Agents for Service (212)554-1234)


                   -----------------------------------------

                  Please send copies of all communications to:

                               PETER E. PANARITES
                         Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.,
                                    Suite 825
                             Washington, D.C. 20036

                   -----------------------------------------

         Approximate Date of Proposed Public Offering as soon as Practicable after the effective date of this registration statement. It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on (May 1, 2000) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

         Title of Securities Being Registered: Units of interest under group annuity contracts.

American Dental Association
Members Retirement Program


[MEMBERS RETIREMENT PROGRAM LOGO]


--------------------------------------------------------------------------------


MAY 1, 2000


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GROWTH EQUITY FUND                 [ALLIANCE CAPITAL LOGO]

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AGGRESSIVE EQUITY FUND             [MFS INVESTMENT MANAGEMENT LOGO]

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ADA FOREIGN FUND                   [TEMPLETON LOGO]

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EQUITY INDEX FUND                  [STATE STREET GLOBAL ADVISORS LOGO]

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EQUITY INCOME FUND                 [PUTNAM INVESTMENTS LOGO]

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ADA BLUE CHIP GROWTH FUND          [INVESCO LOGO]

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LIFECYCLE FUND-CONSERVATIVE        [STATE STREET GLOBAL ADVISORS LOGO]

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LIFECYCLE FUND-MODERATE            [STATE STREET GLOBAL ADVISORS LOGO]


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REAL ESTATE FUND                   [LEND LEASE LOGO]


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GUARANTEED RATE ACCOUNTS           [METLIFE LOGO]

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MONEY MARKET GUARANTEE ACCOUNT     [EQUITABLE LOGO]

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--------------------------------------------------------------------------------
THIS BOOKLET CONTAINS A PROSPECTUS RELATING TO THE AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM CONTRACT WHICH IS ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES.
--------------------------------------------------------------------------------

American Dental Association
Members Retirement Program


PROSPECTUS DATED MAY 1, 2000


--------------------------------------------------------------------------------


Please read this prospectus and keep it for future reference. It contains important information you should know before participating in the Program or allocating amounts under the contract.


ABOUT THE ADA PROGRAM


The Program provides members of the American Dental Association and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. There are currently twelve investment options under the Program including: 3-year and 5-year Guaranteed Rate Accounts, and, through the American Dental Association Members Retirement Program contract, nine investment funds and the Money Market Guarantee Account.

WHAT IS THE AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM CONTRACT?

The American Dental Association Members Retirement Program contract is a deferred group annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. Contributions to the trusts maintained under the plans will be allocated among our investment funds and our Money Market Guarantee Account, in accordance with participant instructions.



---------------------------------------------------
INVESTMENT FUNDS
---------------------------------------------------
o Growth Equity         o Equity Income Fund
  Fund                  o Lifecycle Fund -
o Aggressive Equity       Moderate
  Fund                  o Lifecycle Fund -
o ADA Foreign Fund        Conservative
o Equity Index Fund     o ADA Blue Chip Growth
o Real Estate Fund        Fund
---------------------------------------------------

The Growth Equity Fund is managed by Equitable Life.


The Real Estate Fund invests primarily in units of Equitable Life's Prime Property Fund.


The Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund and ADA Blue Chip Growth Fund respectively invest in shares of the following mutual funds: MFS Emerging Growth Fund, Templeton Foreign Fund - Class A, State Street Global Advisors (SSgA) S&P 500 Index Fund, Putnam Equity Income Fund and INVESCO Blue Chip Growth Fund ("Underlying Mutual Funds"). You should also read the prospectuses for the Underlying Mutual Funds and keep them for future reference.


The Lifecycle Funds - Conservative and Moderate ("Lifecycle Funds") each invest in units of a corresponding group trust ("Lifecycle Fund Group Trusts") maintained by State Street Bank and Trust Company ("State Street").


The Equity Index Fund and the Lifecycle Funds are described, in detail, in a separate prospectus for those investment funds. You may obtain a copy of that prospectus, or of any Underlying Mutual Fund prospectus, by writing or calling us toll-free. See "How To Reach Us" on the back cover.

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2000, which is part of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC web site at www.sec.gov.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

Contents of this prospectus

------
  1
--------------------------------------------------------------------------------

ADA PROGRAM


-----------------------------------------------------
Index of key words and phrases                     3
The Program at a glance - key features             4
The Contract at a glance - key features            5

-----------------------------------------------------
1 FEE TABLE                                        6
-----------------------------------------------------
Program expense charge and investment fund
   operating expenses                              6
Examples                                           9
Condensed Financial Information                   10


-----------------------------------------------------
2 PROGRAM INVESTMENT OPTIONS                      11
-----------------------------------------------------
Investment options - the Equity Funds             11
Additional information about the Equity Funds     15
The Real Estate Fund                              15
Special risks related to the Real Estate Fund     18
Investment options - the Guaranteed Options       19

-----------------------------------------------------
3 HOW WE VALUE YOUR ACCOUNT BALANCE IN
THE INVESTMENT FUNDS                              22
-----------------------------------------------------

--------------------------------------------------------------------------------
When we use the words "we," "us" and "our," we mean Equitable Life. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and the plans available in the Program unless otherwise explained. For example, "The Program" section of the prospectus is primarily directed at the employer.

No person is authorized by The Equitable Life Assurance Society of the United States to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written "your," we generally mean the individual participant in one or more of the materials issued by Equitable Life. You should not rely on any other information or representation.

-----
  2
--------------------------------------------------------------------------------


--------------------------------------------------------------------
4 TRANSFERS AND ACCESS TO YOUR ACCOUNT                          23
--------------------------------------------------------------------
Transfers among investment options                              23
Our Account Investment Management System & our
   Internet website                                             23
Participant loans                                               23
Choosing benefit payment options                                24
Spousal consent                                                 24
Benefits payable after the death of the participant             25
--------------------------------------------------------------------

--------------------------------------------------------------------
5 THE PROGRAM                                                   26
--------------------------------------------------------------------
Eligible employers                                              26
Summary of plan choices                                         26
Getting started                                                 27
How to make Program contributions                               27
Allocating Program contributions                                27
Distributions from the investment options                       28
Rules applicable to participant distributions                   28
--------------------------------------------------------------------


--------------------------------------------------------------------
6 PERFORMANCE INFORMATION                                       30
--------------------------------------------------------------------
Annual percentage change in fund unit values                    31
Average annual percentage change in fund unit value             31
How we calculate performance data                               32
--------------------------------------------------------------------


--------------------------------------------------------------------
7 CHARGES AND EXPENSES                                          33
--------------------------------------------------------------------
Charges based on amounts invested in the Program                33
Plan and transaction expenses                                   34
--------------------------------------------------------------------

--------------------------------------------------------------------
8 TAX INFORMATION                                               36
--------------------------------------------------------------------
Income taxation of distributions to qualified plan
   participants                                                 36
--------------------------------------------------------------------

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9 MORE INFORMATION                                              38
--------------------------------------------------------------------
About Program changes or terminations                           38
IRS disqualification                                            38
About the separate accounts                                     38
About legal proceedings                                         38
About our independent accountants                               39
Reports we provide and available information                    39
Acceptance                                                      39


--------------------------------------------------------------------
APPENDIX I: CONDENSED FINANCIAL
INFORMATION                                                    A-1
--------------------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF
ADDITIONAL INFORMATION                                         S-1
--------------------------------------------------------------------
Investment Option Characteristics                         fold-out
About Equitable Life                                      fold-out
How to Reach Us                                         back cover
--------------------------------------------------------------------

ADA Program

-----
  3
--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.


                                       Page
AIM System                             23
beneficiary                            25
benefit payment options                24
business day                           23
contract                               26
contributions                          27
eligible rollover distributions        36
Equitable Life                      fold-out
Equity Funds                           11
GRAs                                   19
guaranteed options                     19
individually designed plan             26
IRA                                    36
Internet website                       23
investment funds                      cover
investment options                     11
Lifecycle Funds                        14
Lifecycle Fund Group Trusts            14
Master Plan                            26
Master Trust                           26
Money Market Guarantee Account         20
Pooled Trust                           26
Prime Property Fund                    15
Program                                26
Self Directed Prototype Plan           26
separate accounts                      38
SSgA State Street                      14
Trustees                               26
Underlying Mutual Funds               cover
Underlying State Street Funds          14
unit value                             22
unit                                   22
3-year GRA                             19
5-year GRA                             19

-----
  4
--------------------------------------------------------------------------------

THE PROGRAM AT A GLANCE - KEY FEATURES

EMPLOYER CHOICE OF RETIREMENT PLANS

Our Master Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k) and safe harbor 401(k) features are available) and a defined contribution pension plan, or both. The Program's investment options are the only investment choices under the Master Plan.

Our Self-Directed Prototype Plan gives added flexibility in choosing your investments.


If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.


PLAN FEATURES

MASTER PLAN:

 o  Program investment options used as the only investment choices.

 o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

 o  Use of our Master Trust.

 o  No minimum amount must be invested.


 o  5500 reporting.

 o  Automatic updates for law changes.


SELF-DIRECTED PROTOTYPE PLAN:

 o You may combine Program investment options with individual stock and bond investments.

 o Our Pooled Trust is adopted for investment use only, and a minimum of $25,000 must be maintained in the Trust.

 o  Recordkeeping services provided only for plan assets in Pooled Trust.

 o  Third party recordkeeping services can be arranged through us.

 o  Brokerage services can be arranged through us.

INVESTMENT ONLY:

 o  Our Pooled Trust is adopted for investment use only.

 o  Recordkeeping services provided for plan assets in Pooled Trust.


TAX ADVANTAGES:

 o  On earnings
      No tax on investment earnings until withdrawn.

 o  On transfers
      No tax on internal transfers.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

 o  Toll-free number available for transfers and account information.

 o  Participant loans (if elected by your employer; some restrictions apply).

 o  Regular statements of account.

 o  Retirement Program Specialist and Account Executive support.

 o  Daily valuation of accounts.

PLAN CHARGES AND EXPENSES:

 o Plan and transaction charges vary by type of plan adopted, or by specific transaction.

-----
  5
--------------------------------------------------------------------------------


THE CONTRACT AT A GLANCE - KEY FEATURES

PROFESSIONAL INVESTMENT MANAGEMENT:

These professional investment managers who advise or sponsor the eight different Equity Funds and the Real Estate Fund:


 o  Alliance Capital Management L.P.

 o  State Street Global Advisors

 o  Massachusetts Financial Services Company

 o  Templeton Global Advisors Ltd.

 o  Putnam Investments, Inc.

 o  Lend Lease Real Estate Investments, Inc.


 o  INVESCO Funds Group, Inc.

 o  Equitable Life

GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts ("GRAs") and a Money Market Guarantee Account (the GRA's are offered by another insurance carrier).

TAX NOTE:

Because you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide necessary or additional benefits.

CONTRACT CHARGES AND EXPENSES:

 o Program expense charge assessed against combined value of Program assets in the Trust.

 o Investment management and administration fees and other expenses charged on an investment fund-by-fund basis, as applicable.

 o Indirectly, charges of underlying investment vehicles for investment management, 12b-1 fees and other expenses.

BENEFIT PAYMENT OPTIONS:

 o  Lump sum.

 o  Installments on a time certain or dollar certain basis.


 o Variety of annuity (fixed or variable) benefit payout options as available under your employer's plan.

 o  Fixed or variable annuity options available.

1 Fee table

-----
  6
--------------------------------------------------------------------------------


The fee tables and discussion below will help you understand the various charges and expenses you will bear under the contract. The tables reflect charges: (1) you will directly incur, including Program Expense charge, administration fee, investment management fee and other expenses, and (2) fees and expenses of the Underlying Mutual Funds, and the Lifecycle Group Trusts and their underlying collective funds ("Underlying State Street Funds") you will indirectly incur. Certain other Program charges also apply as described under "Plan and Transaction Expenses." If you annuitize your account, charges for premium taxes and other fees may apply.


WHEN YOU PURCHASE OR REDEEM UNITS OF ANY OF THE INVESTMENT FUNDS YOU WILL PAY NO SALES LOAD, NO DEFERRED SALES CHARGE, NO SURRENDER FEES AND NO TRANSFER OR EXCHANGE FEES.

PROGRAM EXPENSE CHARGE AND INVESTMENT FUND OPERATING EXPENSES


The Program expense charge and investment fund operating expenses are paid out of each investment fund's assets. The Growth Equity and Real Estate Funds each pay us an investment management fee that varies based on their respective assets. No investment management fees are paid to us by the Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund, ADA Blue Chip Growth Fund or Lifecycle Funds. The Program expense charge is based partly on the level of assets in the Trust and partly on the number of plans. An administration fee is based on investment fund assets. Each investment fund also incurs other expenses for services such as printing, mailing, legal, and similar items. All of these operating expenses are reflected in each investment fund's unit value. See "How We Value Your Account."

The tables that follow summarize the charges, at annual percentage rates, that apply to the investment funds. They do not include other charges which are specific to the various plans, such as enrollment fees or record maintenance and report fees. See "Charges and Expenses," for more details. THE EXPENSES SHOWN FOR THE INVESTMENT FUNDS ARE BASED ON AVERAGE PROGRAM ASSETS IN EACH OF THE INVESTMENT FUNDS DURING THE YEAR ENDED DECEMBER 31, 1999, AND REFLECT APPLICABLE FEES.


GROWTH EQUITY AND REAL ESTATE FUNDS


-------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT FUND OPERATING EXPENSES
                                              --------------------------------------------------
                                                                      INVESTMENT
                           PROGRAM EXPENSE      ADMINISTRATION        MANAGEMENT         OTHER
         FUND                  CHARGE                FEE                 FEE           EXPENSES        TOTAL
-------------------------------------------------------------------------------------------------------------
      Growth Equity           0.62%                0.15%                 0.22% (1)       0.05%         1.04%
       Real Estate            0.62%                0.25%                 1.10% (2)       0.06%         2.03%



(1) The fee is computed using the following investment management fee schedule: 0.29% of the first $100 million of program assets allocated to the investment fund and 0.20% of program assets allocated to the investment fund in excess of $100 million.

(2) The fee is computed using the following investment management fee schedule: 1.10% of the first $50 million of program assets allocated to the investment fund; 1.00% of the next $25 million of program assets allocated to the investment fund; and 0.95% of program assets allocated to the investment fund in excess of $75 million.

AGGRESSIVE EQUITY, ADA FOREIGN, EQUITY INDEX, EQUITY INCOME AND ADA BLUE CHIP GROWTH FUNDS

The Aggressive Equity, ADA Foreign, Equity Index, Equity Income and ADA Blue Chip Growth Funds each invest in shares of an Underlying Mutual Fund. The following table shows, at annual percentage rates, the charges and fees which are deducted from each of these investment funds and the Underlying Mutual Fund. No transaction charges are incurred by the investment funds

-----
  7
--------------------------------------------------------------------------------

when shares of the Underlying Mutual Fund are purchased or redeemed, but operating expenses of the Underlying Mutual Funds are indirectly incurred. For a detailed description of charges and expenses incurred by the Underlying Mutual Funds, please see their prospectuses. THE EXPENSES SHOWN FOR THE UNDERLYING MUTUAL FUNDS ARE EXPRESSED AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE DAILY NET ASSETS.


--------------------------------------------------------------------------------
                                       PROGRAM                       INVESTMENT
                                       EXPENSE    ADMINISTRATION     MANAGEMENT
                                       CHARGE          FEE              FEE
--------------------------------------------------------------------------------
Aggressive Equity Fund                   0.62%         0.15%(2)         None
MFS Emerging Growth Fund (1)             None          None             0.68%
                                        -----         -----           ------
TOTAL                                    0.62%         0.15%(2)         0.68%
--------------------------------------------------------------------------------
ADA Foreign Fund                         0.62%         0.15%(4)         None
Templeton Foreign Fund Class A (3)       None          None             0.61%
                                        -----         -----           ------
TOTAL                                    0.62%         0.15%(4)         0.61%
--------------------------------------------------------------------------------
Equity Index Fund                        0.62%         0.15%            None
SSgA S&P 500 Index Fund (after
waivers) (5)                             None          None             0.00%(6)
                                        -----         -----           ------
TOTAL                                    0.62%         0.15%            0.00%(6)
--------------------------------------------------------------------------------
Equity Income Fund                       0.62%         0.15%(8)         None
Putnam Equity Income Fund (7)            None          None             0.54%
                                        -----         -----           ------
TOTAL                                    0.62%         0.15%(8)         0.54%
--------------------------------------------------------------------------------
ADA Blue Chip Growth Fund                0.62%         0.15%(11)        None
INVESCO Blue Chip Growth Fund (10)       None          None             0.55%
                                        -----         -----           ------
TOTAL                                    0.62%         0.15%(11)        0.55%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            OTHER
                                          EXPENSES       12B-1 FEE         TOTAL
-------------------------------------------------------------------------------------
Aggressive Equity Fund                      0.07%           None           0.84%(2)
MFS Emerging Growth Fund (1)                0.20%           0.25%          1.13%
                                            ----           -----           ----
TOTAL                                       0.27%           0.25%          1.97%(2)
-------------------------------------------------------------------------------------
ADA Foreign Fund                            0.12%           None           0.89%(4)
Templeton Foreign Fund Class A (3)          0.27%           0.25%          1.13%
                                            ----           -----           ----
TOTAL                                       0.39%           0.25%          2.02%(4)
-------------------------------------------------------------------------------------
Equity Index Fund                           0.12%           None           0.89%
SSgA S&P 500 Index Fund (after
waivers) (5)                                0.09%           0.09%          0.18%(6)
                                            ----           -----           ----
TOTAL                                       0.21%           0.09%          1.07%(6)
-------------------------------------------------------------------------------------
Equity Income Fund                          0.37%           None           1.14%(8)
Putnam Equity Income Fund (7)               0.15%           0.25%          0.94%
                                            ----           -----           ----
TOTAL                                       0.52%(9)        0.25%          2.08%(8)
-------------------------------------------------------------------------------------
ADA Blue Chip Growth Fund                   0.05%           None           0.82%(11)
INVESCO Blue Chip Growth Fund (10)          0.26%           0.25%          1.06%
                                            ----           -----           ----
TOTAL                                       0.31%(12)       0.25%          1.88%(11)
-------------------------------------------------------------------------------------


(1)   Source: MFS Emerging Growth Fund prospectus dated April 1, 2000.

(2) An administration fee of up to 0.25% of the average daily net assets of the Program invested in the MFS Emerging Growth Fund is paid to Equitable Life by MFS Fund Distributors, Inc. ("MFS Distributors"). Equitable Life has waived the 0.15% administration fee applicable to the Aggressive Equity Fund and will use the payment from MFS Distributors, to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.


(3)   Source: Templeton Foreign Fund prospectus dated January 1, 2000.


(4) The Templeton Foreign Fund - Class A Rule 12b-1 plan is described in the Templeton Foreign Fund's prospectus. Templeton Foreign Fund pays Equitable Life an amount equal to the 0.25% Rule 12b-1 fee for services Equitable Life performs for Templeton Foreign Fund. Equitable Life has waived the 0.15% administration fee applicable to the ADA Foreign Fund and will use the payment from Templeton Foreign Fund to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.


(5)   Source: SSgA S&P 500 Index Fund Prospectus dated December 17, 1999.

(6) State Street has contractually agreed to waive .07% of its .10% management fee for the S&P 500 Index Fund until December 31, 2010. In addition, until December 31, 2002, State Street has voluntarily agreed to reimburse the fund for all expenses in excess of .18% of average daily net assets on an annual basis. The annual management fee after the waiver and reimbursement is 0.00%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement. The annual fund operating expenses without any contractual management fee waiver and reimbursement would have been 0.28%. The total Fund expense would have been 1.17%.

(7)   Source: Putnam Equity Income Fund prospectus dated March 30, 2000.

(8) The Putnam Equity Income Fund - Class A Rule 12b-1 plan is described in the Putnam Equity Index Fund's prospectus. Putnam Equity Income Fund pays Equitable Life an amount equal to the 0.25% Rule 12b-1 fee for services Equitable Life performs for Putnam Equity Index Fund. Equitable Life has waived the 0.15% administration fee applicable to the ADA Equity Income Fund and will use the payment from Putnam Equity Income Fund to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.

-----
  8
--------------------------------------------------------------------------------


(9) Includes organizational expenses of $38,988 that were initially paid by Equitable Life and are being reimbursed over a five year period ending July, 2004.

(10)  Source: Invesco Blue Chip Growth Fund prospectus dated August 31, 1999.

(11) The Invesco Blue Chip Growth Fund - Class A Rule 12b-1 plan is described in the Invesco Blue Chip Growth Fund's prospectus. Invesco Blue Chip Growth Fund pays Equitable Life an amount equal to the 0.25% Rule 12b-1 fee for services Equitable Life performs for Invesco Blue Chip Growth Fund. Equitable Life has waived the 0.15% administration fee applicable to the ADA Blue Chip Growth Fund and will use the payment from Invesco Blue Chip Growth Fund to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.

(12) Includes organizational expenses of $68,940 that were initially paid by Equitable Life and are being reimbursed over a five year period ending October, 2004.


LIFECYCLE FUNDS

No transaction charges are incurred by the Lifecycle Funds when units of a corresponding Lifecycle Fund Group Trust are purchased or redeemed, but annual operating expenses are incurred by each Lifecycle Fund Group Trust. A deduction is made from the assets of each Lifecycle Fund Group Trust to compensate State Street for managing the assets of the Lifecycle Fund Group Trusts.


The fees and charges which are deducted from the assets of the Lifecycle Funds, the Lifecycle Fund Group Trusts and the Underlying State Street Funds are shown in the table below. For a detailed description of the fee and charge arrangements involving the Lifecycle Funds, Lifecycle Fund Group Trusts and Underlying State Street Funds, please see the separate prospectus for the Equity Index Fund and the Lifecycle Funds. THE EXPENSES SHOWN FOR EACH OF THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING STATE STREET FUNDS ARE EXPRESSED AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS FOR 1999.



---------------------------------------------------------------------------------------------------------------------
                                       PROGRAM                          INVESTMENT
                                       EXPENSE      ADMINISTRATION      MANAGEMENT            OTHER
                                       CHARGE            FEE               FEE               EXPENSES         TOTAL
---------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - Conservative        0.62%               0.15%             None                0.43%(1)        1.20%
Lifecycle Fund
Group Trust - Conservative           None                0.09%(2)          0.17%               0.12%(1&3)      0.38%
Underlying State Street Funds(5)     None                None              None                0.02%(4)        0.02%
---------------------------------------------------------------------------------------------------------------------
TOTAL                                0.62%               0.24%             0.17%               0.57%(4)        1.60%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                       PROGRAM                           INVESTMENT
                                       EXPENSE       ADMINISTRATION      MANAGEMENT           OTHER
                                       CHARGE             FEE               FEE              EXPENSES          TOTAL
---------------------------------------------------------------------------------------------------------------------
Lifecycle Fund - Moderate                0.62%            0.15%             None              0.16%(1)         0.93%
Lifecycle Fund
Group Trust - Moderate                   None             0.01%(2)          0.17%             0.01%(1&3)       0.19%
Underlying State Street Funds(5)         None             None              None              0.02%(4)         0.02%
--------------------------------------------------------------------------------------------------------------------
TOTAL                                    0.62%            0.16%             0.17%             0.19%(4)         1.14%
--------------------------------------------------------------------------------------------------------------------


(1) These include a charge at the annual rate of .03% of the value of the respective assets in the Lifecycle Funds - Conservative and Moderate to compensate Equitable Life for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds maintained by State Street among the investment options described in this prospectus and the SAI. Other expenses also include $150,087 of costs incurred by Equitable Life and State Street in the organization of the Lifecycle Funds. These costs are being reimbursed from the Lifecycle Funds, over a five year period, pro rata based on the assets of each of those investment funds, ending June 30, 2000. On December 8, 1995, the Program's balance in the Balanced Fund (approximately $70 million) was transferred to the Lifecycle Fund - Moderate. The much larger balance in that Fund results in a much lower ratio of other expenses to total assets compared to the corresponding ratio for the Lifecycle Fund - Conservative.

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  9
--------------------------------------------------------------------------------


(2) Based on the Lifecycle Fund Group Trusts - Conservative and Moderate current fixed fee of $12,000 per year, per fund, and average net assets for 1999.

(3) Based on the Lifecycle Fund Group Trusts - Conservative and Moderate average net assets for 1999.

(4) Other expenses of the Underlying State Street Funds are based on expenses incurred by each Fund during 1999.

      These totals are based upon a weighted average of the other expenses for each Underlying State Street Fund. In calculating the weighted average, expenses for each Underlying State Street Fund were multiplied by their respective target percentages within their respective Group Trust. See "Lifecycle Funds - Conservative" and "Lifecycle Funds - Moderate" for a description of the targeted percentage weightings of the Lifecycle Fund Group Trusts - Conservative and Moderate.

(5) For greater detail on the Underlying State Street Funds' expenses, refer to our separate prospectus for the Lifecycle Funds.


EXAMPLES

You would pay the expenses shown below on a $1,000 initial investment over the time period indicated for each investment fund listed below, assuming a 5% annual rate of return. The examples include all annual fund operating expenses plus an estimate of average plan and transaction charges over the time periods indicated, assuming the account is not annuitized. The estimate is computed by aggregating all record maintenance and report fees and enrollment fees, divided by the average assets for the same period. See "Plan and Transaction Expenses." As the minimum amount that can be converted to an annuity is $5,000, the amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. There are no surrender charges, so the amounts would be the same, whether you withdraw all or a portion of your Account Balance.


-------------------------------------------------------------------------------
     INVESTMENT FUND(1)       1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Growth Equity               $  10.86     $  33.87     $  58.70    $  129.71
Aggressive Equity              20.28        62.63       107.49       231.62
Real Estate                    20.88        64.46       110.56       237.85
ADA Foreign                    20.78        64.15       110.05       236.82
Equity Index                   11.17        34.81        60.31       133.16
Equity Income                  21.39        65.98            -            -
ADA Blue Chip Growth           19.37        59.88            -            -
Lifecycle - Conservative       16.49        51.11        88.07       191.71
Lifecycle - Moderate           11.86        36.94        63.95       140.94
-------------------------------------------------------------------------------



(1) The expenses shown reflect the arrangements discussed in notes to the fee tables above.


The purpose of these tables and examples is to assist you in understanding the various costs and expenses that will be incurred, either directly or indirectly, when amounts are invested in the Funds. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% RATE OF RETURN IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.


We may deduct a $350 annuitization fee if you elect a variable annuity payout option. Assuming an annuity payout option could be issued, the expenses shown in the above example would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999.

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  10
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CONDENSED FINANCIAL INFORMATION


Please see APPENDIX I at the end of this prospectus for condensed financial information concerning the Growth Equity Fund and Real Estate Fund, and unit value and number of units outstanding information for the Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund and ADA Blue Chip Growth Fund and Lifecycle Funds.


FINANCIAL STATEMENTS OF INVESTMENT FUNDS


Each of the investment funds is, or is part of, one of our separate accounts as described in "About the Separate Accounts" under "More Information." The financial statements for the Growth Equity Fund (Separate Account No. 4 (Pooled)), Aggressive Equity Fund (Separate Account No. 200), ADA Foreign Fund (Separate Account No. 191) and Real Estate Fund (Separate Account No. 30), and our Prime Property Fund (Separate Account No. 8) in which the Real Estate Fund invests, Equity Income Fund (Separate Account No. 206) and ADA Blue Chip Growth Fund (Separate Account No. 206) may be found in the SAI for this prospectus.


Financial statements for the Equity Index Fund (Separate Account No. 195), Lifecyle Fund - Conservative (Separate Account No. 197) and Lifecycle Fund - Moderate (Separate Account No. 198), are found in our separate SAI for those investment funds.

2 Program Investment Options

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  11
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You may choose from TWELVE INVESTMENT OPTIONS under the Program. These are the
Real Estate Fund and the other eight investment funds we call the "Equity Funds." You can also choose from three guaranteed options: a 3-year Guaranteed Rate Account and a 5-year Guaranteed Rate Account ("GRAs"), and our Money Market Guarantee Account. The Equity Funds and the Money Market Guarantee Account are available under the contract issued by us. The GRAs are available under annuity contracts issued by other major insurance companies. The guaranteed options are referred to in this prospectus solely for the purpose of providing a more complete understanding of how the investment funds operate with other investment options available under the Program.


THE EQUITY FUNDS

Each Equity Fund has a different investment objective. The Equity Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares or units in a group trust. We cannot assure you that any of the Equity Funds will meet their investment objectives.


THE GROWTH EQUITY FUND

OBJECTIVE

The Growth Equity Fund seeks to achieve long-term growth of capital by investing in the securities of companies that we believe will share in the growth of our nation's economy - and those of other leading industrialized countries - over a long period.

INVESTMENT MANAGER


We manage the Growth Equity Fund. We currently use the personnel and facilities of Alliance Capital Management L.P. ("Alliance") for portfolio management, securities selection and transaction services. We are the indirect majority-owners of Alliance. We and Alliance are each registered investment advisers under the Investment Advisers Act of 1940.

Alliance acts as investment adviser to various separate accounts and general accounts of Equitable Life and other affilliated insurance companies. Alliance also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1999, Alliance had total assets under management of $368 billion. Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


INVESTMENT STRATEGIES

The Fund maintains its own portfolio of securities. The Growth Equity Fund invests primarily in common stocks. The Fund generally invests in securities of intermediate and large sized companies, but may invest in stocks of companies of any size. At times the Fund may invest its equity holdings in a relatively small number of issuers, provided that no investment when made causes more than 10% of the Growth Equity Fund's assets to be invested in the securities of one issuer.

The Growth Equity Fund also may invest smaller amounts in other equity-type securities, such as convertible preferred stocks or convertible debt instruments. The Fund also may invest in non-equity investments, including non-participating and non-convertible preferred stocks, bonds and debentures. The Fund's non-equity investments could be substantial if we believe that the Fund will not meet its investment objectives by buying common stock and other equity-type securities. The Fund also

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  12
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may invest up to 10% of its total assets in restricted securities (securities not freely traded) and up to 15% of its total assets in foreign securities (securities of established foreign companies without substantial business in the United States.)

As a defensive strategy, the Growth Equity Fund may make temporary investments in government obligations, short-term commercial paper and other money market instruments, either directly or through our Separate Account No. 2A, which invests in such securities. The Fund would not be pursuing its investment objective when using this temporary defensive strategy.

RISKS OF INVESTMENT STRATEGIES

Investing in common stocks and other securities involves the risk that the value of the stocks or securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Growth Equity Fund's investments - and, therefore, the value of the Fund's units - to fluctuate, and you could lose money.

Market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations. Important factors associated with the Growth Equity Fund are discussed below.

In addition to large sized companies, the Growth Equity Fund may invest in securities of medium and small sized companies. The securities of small and medium sized, less mature, lesser known companies involves greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Growth Equity Fund runs a risk of increased and more rapid fluctuations in the value of its investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $2 billion) and medium (between $2 and $10 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.


Finally, concentrating the Growth Equity Fund's equity holdings in the stocks of a few companies also increases the risk of loss because a decline in the value of one of these stocks would have a greater impact on the Fund. As of December 31, 1999, the Fund held 29.8% of its net assets in the stocks of four issuers. See Separate Account No. 4 (Pooled) Statement of Investments and Net Assets in the SAI.


Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the Growth Equity Fund - and, therefore, the value of the Fund's units - will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

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  13
--------------------------------------------------------------------------------

Investing in securities of foreign companies involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the Growth Equity Fund's foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the Growth Equity Fund may be unable to quickly sell its restricted security holdings at fair market value.


THE AGGRESSIVE EQUITY, ADA FOREIGN, EQUITY INDEX, EQUITY INCOME AND ADA BLUE CHIP GROWTH FUNDS

The Aggressive Equity, ADA Foreign, Equity Index, Equity Income and ADA Blue Chip Growth Funds each invest in shares of an Underlying Mutual Fund. The investment results you will experience in any one of those investment funds will depend on the investment performance of the Underlying Mutual Funds. The table below shows the names of the Underlying Mutual Funds, their investment objectives, and their advisers.



-------------------------------------------------------------------------------------------------
                                                     UNDERLYING MUTUAL FUND
                         ------------------------------------------------------------------------
     INVESTMENT FUND               NAME                OBJECTIVE                   ADVISER
-------------------------------------------------------------------------------------------------
Aggressive Equity        MFS Emerging          Long-term               Massachusetts
Fund                     Growth Fund           growth of capital       Financial
                                                                       Services
                                                                       Company
-------------------------------------------------------------------------------------------------
ADA Foreign              Templeton             Long-term               Templeton
Fund                     Foreign Fund          growth of capital       Global Advisors
                                                                       Limited
-------------------------------------------------------------------------------------------------
Equity Index             SSgA S&P 500          Replicate the           State Street
Fund                     Index Fund            total return of the     Global Advisers
                                               S&P 500 Index           (SSgA)
-------------------------------------------------------------------------------------------------
Equity Income            Putnam                Growth and              Putnam
Fund                     Equity Income         income                  Investments, Inc.
                         Fund
-------------------------------------------------------------------------------------------------
ADA Blue Chip Growth     Invesco Blue Chip     Long-term               INVESCO Funds Group, Inc.
Fund                     Growth Fund           capital growth
-------------------------------------------------------------------------------------------------



Each of the Underlying Mutual Funds has been selected by the ADA Trustees. We have no investment management responsibilities for the Aggressive Equity, ADA Foreign, Equity Index, Equity Income or ADA Blue Chip Growth Funds. As to those Funds, we act in accordance with the investment policies established by the ADA Trustees.

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  14
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PLEASE REFER TO THE PROSPECTUSES AND SAIS OF THE UNDERLYING MUTUAL FUNDS FOR A
MORE DETAILED DISCUSSION OF INVESTMENT OBJECTIVES AND STRATEGIES, ADVISERS, RISK FACTORS AND OTHER INFORMATION CONCERNING THE UNDERLYING MUTUAL FUNDS.


LIFECYCLE FUNDS -- CONSERVATIVE AND MODERATE


OBJECTIVES

The Lifecycle Fund - Conservative seeks to provide current income and a low to moderate growth of capital by investing exclusively in units of the Lifecycle Group Trust - Conservative.

The Lifecycle Fund - Moderate seeks to provide growth of capital and a reasonable level of current income by investing exclusively in units of the Lifecycle Group Trust - Moderate.

THE LIFECYCLE FUND GROUP TRUSTS

The Lifecycle Fund Group Trusts are maintained by State Street. Each of the Group Trusts is organized as a collective investment fund under Massachusetts law. Because of exclusionary provisions, the Lifecycle Fund Group Trusts are not subject to regulation under the Investment Company Act of 1940. The Lifecycle Fund Group Trusts were selected by the ADA Trustees.

State Street serves as the trustee and investment manager to the Lifecycle Fund Group Trusts. Each of the Group Trusts attempts to achieve its investment objective by investing in a mix of underlying collective investment funds (the Underlying State Street Funds) maintained by State Street and offered exclusively to tax exempt retirement plans. Unlike the Lifecycle Fund Group Trusts, however, which are available only under the ADA Program, the Underlying State Street Funds may receive contributions from other tax exempt retirement plans.

The Lifecycle Fund Group Trusts each seek to achieve their objectives by investing 100% of their respective assets in a mix of Underlying State Street Funds in accordance with certain target percentage weightings selected by the ADA Trustees. The Underlying State Street Funds of the Lifecycle Fund Group Trust - Conservative and Moderate are:

      o S&P 500 Flagship Fund

      o Russell 2000 Fund

      o Daily EAFE Non-Lending Fund

      o Daily Government/Corporate Bond Fund

      o Short Term Investment Fund

PLEASE REFER TO OUR SEPARATE PROSPECTUS AND SAI FOR THE EQUITY INDEX FUND AND THE LIFECYCLE FUNDS FOR MORE DETAILED INFORMATION, INCLUDING STRATEGIES, RISK FACTORS AND IMPORTANT INFORMATION CONCERNING THE UNDERLYING STATE STREET FUNDS.

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  15
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE EQUITY FUNDS

CHANGE OF INVESTMENT OBJECTIVES


We may change the investment objectives of the Aggressive Equity, ADA Foreign, Equity Index, Equity Income, ADA Blue Chip Growth and the Lifecycle Funds in consultation with the ADA Trustees and if the New York State Insurance Department approves the change. We may also change the mutual fund or collective investment fund in which any one of these Equity Funds invests in consultation with the Trustees. We can change the investment objectives of the Growth Equity Fund, if the New York State Insurance Department approves the change.


VOTING RIGHTS


If the MFS Emerging Growth Fund, Templeton Foreign Fund, SSgA S&P 500 Index Fund, INVESCO Blue Chip Growth Fund or the Putnam Equity Income Fund holds a meeting of shareholders, we will vote shares held in the corresponding Equity Fund in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Equity Fund holding the shares as of the record date for the shareholders meeting. We abstain from voting shares if we receive no instructions. Employers, participants or trustees will receive: (1) periodic reports relating to the Underlying Mutual Funds and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.


THE REAL ESTATE FUND

OBJECTIVE

The Real Estate Fund seeks a stable rate of return over an extended period of time through rental income and appreciation of real property values. It pursues this goal by investing primarily in units of our Prime Property Fund (Separate Account No. 8), which has the same objective. Because of the nature of real estate investments, to provide a measure of liquidity, the Real Estate Fund also invests in liquid assets such as our Separate Account No. 2A, which only invests in short-term securities. We cannot assure you that the Real Estate Fund or Prime Property Fund will meet their investment objective.

INVESTMENT MANAGER


We manage both the Real Estate Fund and Prime Property Fund. We have retained Lend Lease Real Estate Investments, Inc. ("Lend Lease") to advise us as to all our real property acquisitions, management and sales. Lend Lease also coordinates related accounting and bookkeeping functions with us. Lend Lease has offices world-wide and throughout the United States. As of December 31, 1999, Lend Lease had approximately $32.0 billion in assets under management. Lend Lease originates, analyzes, evaluates and recommends commercial real estate investments for its clients, then manages and services those investments on an ongoing basis.


INVESTMENT STRATEGIES

Prime Property Fund's principal investment strategy is to acquire and own well-located, quality, income-producing real estate investments in strong rental markets throughout the United States. Location, potential income stream, cost, potential for increasing rental income and capital appreciation, resale marketability, and architectural and other physical attributes are important factors considered in the selection of properties. We also evaluate the risks, including environmental risks, involved with the property, as well as the probability and potential impact of changes in the local economy. See "Prime Property Fund Investments" in the SAI for additional information about the current distribution of investments by property type and location.

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  16
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Prime Property Fund does not have a specified holding period for its properties. The Fund will buy and sell properties at any time. In general, however, we seek to hold properties for long-term investment.

Prime Property Fund may also invest in: (1) construction and mortgage loans receivable; (2) notes receivable; (3) developmental properties and (4) forward commitments (an agreement to purchase property upon completion of construction or leasing.) Although there are no limits on the amount the Fund can invest in any one property, we do not intend to invest more than 10% of the Fund's assets in any one property or in developmental properties.

Prime Property Fund participates in joint ventures, particularly with regard to large properties. We seek to form joint ventures with persons and companies who, because of our experience with them or investigation into their financial condition and business history, we regard as experienced and financially responsible. Prime Property Fund may issue construction and mortgage loans on a fixed or variable rate basis in connection with joint ventures in which it participates. If Prime Property Fund issues fixed rate loans, it may seek to stabilize the market value of such loans by engaging in interest rate hedging transactions, to the extent permitted under applicable regulatory requirements.


Prime Property Fund may also engage in transactions and invest in properties other than or in addition to those described above, including commercial mortgaged backed securities (CMBS) and shares in real estate investment trusts (REITs).

Prime Property Fund may use various forms of mortgage financing in connection with its real estate activities.

Prime Property Fund may also borrow money in order to:

      o acquire new properties;

      o improve existing investments;

      o provide working capital for repairs and improvements; and

      o meet other cash flow requirements.


Prime Property Fund may use mortgage financing to acquire properties, may mortgage properties after acquisition, may acquire properties subject to mortgages and may enter into joint ventures or other arrangements that require mortgage financing. Prime Property Fund's borrowings may have recourse to wholly-owned properties or may be secured by the general credit of the Fund and thus have recourse to the entire Fund. During the period from 1989 through 1999 Prime Property Fund's total borrowings secured by wholly-owned properties ranged from 10.4% to 26.9% of the Fund's total portfolio value. For more information regarding borrowings secured by wholly-owned properties see "Prime Property Fund Investments" in the SAI.


Prime Property Fund does not borrow in order to meet investors' withdrawal requests.

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  17
--------------------------------------------------------------------------------

LIQUID ASSETS

The Real Estate Fund seeks to hold enough liquid assets to provide for expected withdrawals, and seeks to hold a minimum of 5% of its assets in liquid assets. The Real Estate Fund and the Prime Property Fund each may invest in:

      o units of our Separate Account No. 2A;

      o government obligations;

      o short-term commercial paper; and

      o other money market instruments of the types described above.

These holdings could tend to reduce the investment performance of the Real Estate Fund as compared to the Prime Property Fund or a fund fully invested in real estate.

INVESTMENT RISKS RELATED TO PRIME PROPERTY FUND


Prime Property Fund is subject to the risks generally associated with the ownership of real property, some of which we describe below. These risks could cause the value of Prime Property Fund's real estate and other investments - and, therefore, the value of its units - to fluctuate.


The risks associated with investing in real property include:

      o the uncertainty of cash flow;

      o the need to meet fixed and other obligations;

      o shifts in property values in real estate markets in general and in local markets in particular;

      o adverse changes in economic and social conditions, including demographic trends;

      o changes in operating expenses, including real estate taxes;

      o changes in tax, zoning, building, environmental and other laws;

      o losses due to nonpayment of rent;

      o uninsured losses; and

      o other risks beyond our control.

We believe that the large number of properties held in Prime Property Fund and their geographic and use diversification provide a measure of protection against these risks.

Investments in developmental properties are subject to additional risks, which include cost overruns, construction delays, difficulties in finding suitable tenants and delays in fully renting the property. Joint ventures may be vulnerable to losses as a result of a joint venturer's financial difficulties. In addition, the joint venturer may at times have objectives that are contrary to those of Prime Property Fund. Construction loans may be vulnerable to losses due to a developer's financial difficulties. In general, construction loans will not be personal obligations of the borrower, and Prime Property Fund will look solely to the underlying property in case of default. Other liens such as mechanics' liens may have priority over Prime Propery Fund's security interest in the property.

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  18
--------------------------------------------------------------------------------

SPECIAL RISKS RELATED TO THE REAL
ESTATE FUND

LIQUIDITY

There is no assurance that the Real Estate Fund will have sufficient liquidity to make distributions and transfers when requested under the Program or when required by law. From 1991 to June 1994 the Real Estate Fund used substantially all of its available cash flow and liquid assets to pay participant withdrawal requests, and withdrawal requests were being delayed in accordance with our procedures. We currently are delaying withdrawals from the Prime Property Fund. Nevertheless, the Real Estate Fund has sufficient liquidity and is paying participant withdrawals on a current basis.

Further, we may restrict or delay the Real Estate Fund's withdrawals from Prime Property Fund, if we reasonably believe it necessary to protect the interests of other participants in Prime Property Fund. We have restricted withdrawals from Prime Property Fund from time to time.

The procedures we use for any delayed distributions or transfers from the Real Estate Fund are described under "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI.

--------------------------------------------------------------------------------
You may redeem Real Estate Fund units once each quarter. Payments to you may be delayed.
--------------------------------------------------------------------------------

You should also understand that you may only redeem your Real Estate Fund units after the end of a calendar quarter. We process redemption requests after we know the value of Prime Property Fund for the last day of that quarter and have determined the value of Real Estate Fund units. This determination normally occurs five to ten days into the succeeding month. If you are taking a distribution or transfer from the Real Estate Fund, the amount distributed will not reflect any change in the net value of Prime Property Fund assets attributable to the period between the last day of the quarter and the day your redemption occurs. Please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for withdrawals, Distributions and Transfers" in the SAI.

Because an investment in the Real Estate Fund involves substantial risk and could deny you immediate access to your investment, you may wish to limit your investment in the Real Estate Fund, particularly as you near retirement.

INSURANCE RISKS


We believe that our all-risk (property) insurance will provide adequate compensation for accidental loss of property value, including losses in California resulting from earthquakes. Our insurance against earthquake loss in California is limited to: (1) $375 million per occurrence and (2) $375 million aggregate annually for all our California properties, including Prime Property Fund properties. We believe that the amount of earthquake insurance we carry is reasonable in light of the types of coverage available at acceptable prices and based on probable maximum loss analysis. Prime Property Fund's properties are also covered under a commercial general liability and umbrella policy that we believe is adequate for the portfolio in view of the types of coverage currently available at acceptable prices.


CONFLICTS OF INTEREST


Lend Lease makes property acquisitions for us, our clients, and for itself and its clients. Before acquisition, properties are allocated among Prime Property Fund, our other separate accounts (both pooled and single-client accounts), our general account, Lend Lease's own account, and Lend Lease's advisory accounts. Two or more of those accounts may share some of those properties. Prime Property Fund does not share any properties with any of our other accounts. We also may have interests in properties held in our general account or in other accounts we manage that may be affected by the acquisition, operations or sale of Prime Property Fund properties. One or more of these situations could give rise to conflicts of interest among Prime Property Fund and these other accounts, including our accounts.

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  19
--------------------------------------------------------------------------------

Lend Lease seeks to allocate properties among the accounts based on the accounts' investment policies, size, liquidity and diversification requirements, current availability of funds, current portfolio holdings and annually established investment goals. Lend Lease's recommendations as to the allocation of properties are reviewed and approved by the Allocation Committee of the Lend Lease Board of Directors. With limited exceptions, the Allocation Committee has final authority over the allocation of investment properties for all of our accounts.


Certain related parties of Lend Lease manage some of the properties held in Prime Property Fund pursuant to an exemption issued by the U.S. Department of Labor. Lend Lease charges market level fees, including a profit, for the services provided. During 1999, related parties of Lend Lease were paid $9.7 million for property management services.


Further, the value of the Real Estate Fund's investments depends heavily on the estimated market values of properties held by Prime Property Fund. See "How We Value Your Account." We base those estimates on our periodic reappraisals of the properties. Our fees will tend to increase as those appraised values increase. There is no assurance that any of the properties will ultimately be sold for their appraised values.

Finally, Lend Lease also may postpone withdrawals from Prime Property Fund under certain circumstances within our discretion. These circumstances include a reasonable determination by us not to sell properties. Lend Lease's fees depend on the aggregate value of net assets held in Prime Property Fund.

THE GUARANTEED OPTIONS

You can choose from among three different guaranteed options:

o two GRAs guaranteed by major insurance companies, or

o our Money Market Guarantee Account held in one of our separate accounts and guaranteed by us.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

GUARANTEED RATE ACCOUNTS


You can choose from a GRA that matures in three years (3-year GRA) or a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and Expenses."

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. You may call the AIM System or access the website on the Internet to obtain the current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature Withdrawals and Transfers from a GRA" in the SAI.


RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

As a general matter, prior to a GRA's maturity you may not:

o remove amounts from a GRA;

o make transfers from one GRA to another investment option; or

o use GRA amounts to obtain a plan loan, for hardship or in-service withdrawals, to receive benefits from a terminated plan or to transfer amounts to a new plan.

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Withdrawals from a GRA may be made before maturity if you are disabled, you attain age 70 1/2, or you die. Certain other withdrawals from a GRA prior to maturity are permitted, but may be subject to a penalty. See "Premature Withdrawals and Transfers" from a GRA in the SAI.

THE GRA GUARANTEES


Metropolitan Life Insurance Company ("MetLife") guarantees all contributions allocated to GRA's during a one year period beginning July 28, 1999. These contributions are invested until maturity through two group annuity contracts that MetLife issued to the ADA Trustees. MetLife is a wholly-owned New York subsidiary of MetLife, Inc., a publicly traded company. MetLife's home office is at One Madison Avenue, New York, NY 10010. Founded in 1868, MetLife had assets of approximately $34.1 billion in its general account as of December 31, 1999. MetLife and its subsidiaries had assets under management as of December 31, 1999 of approximately $420 billion.

The ADA Trustees may arrange for other carriers to provide GRAs at any time. All references in this prospectus and the SAI to the Guaranteed Rate Accounts" or to a "GRA" or "GRAs" shall be deemed to refer to the GRAs provided by MetLife or any other carrier which previously provided or may in the future provide Program GRAs, as appropriate. All GRAs invested in prior to July 28, 1999, remain invested through maturity with the insurance company that provided that GRA.


Withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by other carriers are subject to Equitable Life's receipt of the proceeds of such GRA from the other carriers.

MONEY MARKET GUARANTEE ACCOUNT


All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn. You may call the AIM System or access the website on the Internet to obtain the current monthly rate.


DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS

You may effect distributions, withdrawals and transfers, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.

THE MONEY MARKET GUARANTEE ACCOUNT GUARANTEE


We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from Equitable Life's general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.


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CALCULATION OF OUR RATES

The interest rate we credit to the Money Market Guarantee Account approximates:

(1) the average over each calendar year of "domestic prime" money market funds (funds with the highest quality investments); plus

(2) an amount which approximates the average expenses deducted from such funds; less

(3) 0.15% (Administration Fee) and the applicable Program Expense Charge. See "Charges and Expenses."


On January 1 each year we set an annual minimum interest rate for the Money Market Guarantee Account. The minimum guaranteed interest rate for 2000 is 2.5% (before applicable asset-based fees).

3 How we value your account balance in the Investment Funds

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FOR AMOUNTS IN THE EQUITY FUNDS

When you invest in an Equity Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

On any given day, your account value in any Equity Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Equity Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Equity Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

For a description of how Equity Fund unit values are computed, see "How We Compute Unit Values for the Funds" in the SAI.

FOR AMOUNTS IN THE REAL ESTATE FUND

The day on which the Real Estate Fund unit value is determined depends each month on the day on which the value of Prime Property Fund is known. Prime Property Fund is valued only once each month, as of the last business day of the month. However, that value is normally not known until several days later because financial data must be calculated and reported from properties located throughout the country. When this process is completed, units of the Real Estate Fund are valued. During the period between the end of the month and the day on which the Real Estate fund units are valued, which normally ranges from five to ten days, the value of Prime Property Fund real estate assets from the end of the preceding month may change, income will accrue and expenses will be incurred.

The Real Estate Fund accepts contributions and transfers only one day each month. When you invest in the Real Estate Fund, your contribution or transfer is first placed in the Money Market Guarantee Account. On the next day that the Real Estate Fund accepts contributions, your contribution or transfer, plus accrued interest, is used to purchase units in the Real Estate Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Real Estate Fund. Note that the net value of Prime Property Fund's investments as of the end of the preceding month may increase or decrease before your purchase of Real Estate Fund units takes place. As a result, the procedure described above will tend to favor Real Estate Fund units being purchased to the extent that there have been net increases in the value of the underlying net assets between the end of the month and the date of the valuation. It will have the opposite effect to the extent of any decreases in the net assets during this period.

You may change your mind about investing in the Real Estate Fund, but only if you advise us in writing before a transfer is made to the Real Estate Fund. You should tell us that the money being held in the Money Market Guarantee Account is no longer designated for investment in the Real Estate Fund. You also should enclose a transfer form telling us where that money is to be allocated. We must receive your instructions by the close of business on the day the transfer is to occur. Because the transfer date varies from month to month, we cannot ensure that your instructions will be effective unless we receive them by the first day of the month.

For a description of how Real Estate Fund unit values are computed, see "How We Determine Unit Values for the Funds" in the SAI.

4 Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Master Plan. Participants in other plans may make transfers as allowed by the plan.


No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the Money Market Guarantee Account and the Growth Equity Fund, are permitted at any time. Transfers from the Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund, ADA Blue Chip Growth Fund and Lifecycle Funds are permitted at any time except if there is any delay in redemptions from the Underlying Mutual Fund or, with respect to the Lifecycle Funds, the Lifecycle Fund Group Trusts in which they invest.


Transfers to and from the Real Estate Fund are subject to special rules, which are described in detail under "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI and referred to under "The Program."


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM (AIM) AND OUR INTERNET WEBSITE

Participants may use our automated AIM System, or our Internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information (transfer between investment options and the ability to change the allocations of future contributions and maturing GRA's will be available through our Internet website during the second half of 2000). To use the AIM System, you must have a touch-tone telephone, or our Internet website can be accessed at www.equitable.com/ada. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIM System and by Internet, the website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions or accessing information on the Internet, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions, or Internet instructions, we reasonably believe to be genuine.


A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.


--------------------------------------------------------------------------------
A business day is any day on which both the New York Stock Exchange and we are open, and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.
--------------------------------------------------------------------------------


PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives.

Loans are subject to restrictions under Federal tax laws and ERISA. If you are a sole proprietor, 10% or more partner, or a shareholder-employee of an S Corporation who owns more than 5% of the shares (or a family member of any of the above as defined under Federal income tax laws), you presently may not borrow from your vested account balance without first obtaining a prohibited transaction exemption from the Department of Labor. Participants should consult with their attorneys or tax advisors regarding the advisability and procedures for obtaining such an exemption. A loan may not be taken from the Real Estate Fund, or from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent will be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

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CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.


The Program offers a variety of benefit payment options for participants in the Master Plan. Your plan may allow you a choice of one or more of the following forms of distribution:


o Qualified Joint and Survivor Annuity

o Lump Sum Payment

o Installment Payments

o Life Annuity

o Life Annuity - Period Certain

o Joint and Survivor Annuity

o Joint and Survivor Annuity - Period Certain

o Cash Refund Annuity

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

--------------------------------------------------------------------------------
 The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the Growth Equity Fund.
--------------------------------------------------------------------------------

See "Types of Benefits" in the SAI for detailed information regarding each of the benefit payout options, and "Procedures for Withdrawals, Distributions and Transfers" in the SAI.

Fixed annuities are available from insurance companies selected by the Trustees. Upon request, we will provide fixed annuity rate quotes available from one or more such companies. Participants may instruct us to withdraw all or part of their account balance and forward it to the annuity provider selected. Once we have distributed that amount to the company selected, we will have no further responsibility to the extent of the distribution.

We provide the variable annuity options. Payments under variable annuity options reflect investment performance of the Growth Equity Fund.


The minimum amount that can be used to purchase any type of annuity is $5,000. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from Equitable Life. Annuities purchased from other providers may also be subject to fees and charges.

If you are a participant in a self-directed or individually-designed plan, ask your employer for information on benefit payment options under your Plan.


SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, Federal law generally requires payment of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal Consent Requirements" under "Types of Benefits" in the SAI.

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BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin within one year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to the date the participant would have attained age 701/2 or, if later, one year after the participant's death, or
(3) the spouse may be able to roll over all or part of the death benefit to a traditional individual retirement arrangement. If, at death, a participant was already receiving benefits, the beneficiary can continue to receive benefits based on the payment option selected by the participant, subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal Consent Requirements" under "Types of Benefits" in the SAI.


Under the Master Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions. The balance in the Real Estate Fund will be treated as a Priority 1 distribution and will be scheduled for transfer to the Money Market Guarantee Account following the last day of the next quarter. See "Special Risks Related to the Real Estate Fund." The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.

5 The Program

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This section explains the ADA Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the investment funds operate within the Program.

The American Dental Association Members Retirement Program consists of several types of retirement plans and two retirement plan Trusts, the Master Trust and the Pooled Trust. Each of the Trusts invests exclusively in the group annuity contract described in this prospectus and in the group annuity contract funding the GRA's. The Program is sponsored by the ADA, and the Trustees under the Master and Pooled Trusts are the members of the Council on Insurance of the ADA (the "Trustees"). The Program had 26,316 participants and $1.6 billion in assets at December 31, 1999.


ELIGIBLE EMPLOYERS


You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How To Reach Us - Information on Joining the Program" on the back cover of the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

o Choose the MASTER PLAN - which automatically gives you a full range of services from Equitable Life. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Master Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

--------------------------------------------------------------------------------
The Master Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both.
--------------------------------------------------------------------------------


o Choose the SELF-DIRECTED PROTOTYPE PLAN - which gives you added flexibility in choosing investments. This is a defined contribution prototype plan which can be used to combine the Program investment options with your own individual investments such as stocks and bonds. With this plan you must adopt our Pooled Trust and maintain a minimum balance of $25,000 at all times.

  You must arrange separately for plan level accounting and brokerage services. We provide recordkeeping services only for plan assets held in the Pooled Trust. You can use any plan recordkeeper or you can arrange through us to hire Trust Consultants, Inc. at a special rate. You can also arrange through us brokerage services from our affiliate, DLJ Direct, at special rates or use the services of any other broker.


--------------------------------------------------------------------------------
The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
--------------------------------------------------------------------------------


o Maintain your own INDIVIDUALLY DESIGNED PLAN - and use the Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.


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Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED


If you choose the Master Plan, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement.

If you choose the Self-Directed Prototype Plan, you must complete the Prototype Plan adoption agreement as well as an Adoption Agreement in order to use the Pooled Trust.


As an employer, you are responsible for the administration of the plan you choose. If you have a Self-Directed Prototype Plan, you are also responsible for appointing a plan trustee. Please see "Your Responsibilities as Employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to The ADA Retirement Trust. All contribution checks should be sent to Equitable Life at the address shown "For Contribution Checks Only" in the "Information Once You Join the Program" section under "How to Reach Us" on the back cover of this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


All contributions must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type and fiscal year to which the contribution will be applied. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.


The Real Estate Fund will accept contributions and effect transfers only one day a month. See "The Real Estate Fund."

There is no minimum amount which must be contributed for investment if you adopt the Master Plan, or if you have your own individually designed plan that uses the Pooled Trust. If you adopt our self-directed prototype plan, you must, as indicated above, keep at least $25,000 in the Pooled Trust at all times.

ALLOCATING PROGRAM CONTRIBUTIONS


Under the Master Plan, participants make all of the investment decisions.

Investment decisions in the Self-Directed Prototype Plan and individually designed plans are made either by the participant or by the plan trustees, depending on the terms of the plan.


Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. IF WE DO NOT RECEIVE ADEQUATE INSTRUCTIONS, WE WILL ALLOCATE YOUR CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT UNTIL WE ARE PROPERLY INSTRUCTED OTHERWISE.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE. Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. In-service distribution requests are also effective on the business day they are received. Benefit payments are subject to plan provisions. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including

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check and mailing instructions, and the new or amended plan opinion/IRS determination letter or adequate proof of this letter.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules Applicable to Participant Distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax Information."


AMOUNTS IN THE EQUITY FUNDS AND MONEY MARKET GUARANTEE ACCOUNT. These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Aggressive Equity Fund, ADA Foreign Fund, Equity Index, Equity Income, ADA Blue Chip Growth Fund or the Lifecyle Funds if there is any delay in redemptions from the related Underlying Mutual Fund, or with respect to the Lifecycle Funds, from the Lifecycle Fund Group Trusts in which they invest.


AMOUNTS IN THE GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

DISTRIBUTION AND TRANSFERS FROM THE REAL ESTATE FUND. Under the Master Plan, distributions from the Real Estate Fund are made only after the amount to be withdrawn has been transferred to another investment option and a confirmation of the transfer has been sent to the recipient. Participants in an individually-designed plan or the Prototype Self-Directed Plan may receive a distribution directly from the Real Estate Fund without first having it transferred to another investment option. See "Procedures for Withdrawals, Distributions and Transfers - Special Rules for Distributions and Transfers From the Real Estate Fund" and "Tax Information" in the SAI.

All distributions and transfers from the Real Estate Fund are subject to a minimum wait of one calendar quarter. Payments are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed forms requesting the distribution or transfer, but they may be delayed. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.

The Real Estate Fund may not have enough liquid assets to pay all withdrawals when requested. If liquid assets are insufficient to pay all requested withdrawals, withdrawal requests are prioritized according to the nature of the distribution. For an explanation of how our "Priority 1" and "Priority 2" distribution procedures operate, please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for Withdrawals, Distributions and Transfers" in the SAI. Also see "Special Risks Related to the Real Estate Fund" in the prospectus.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS


In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax Information" in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.


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In general, under the Master Plan or our Self-Directed Prototype Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit Payment Options" under "Transfers and Access to Your Money," and "Tax Information" for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Under the Master Plan, self-employed persons may generally not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to a separation from service.

6 Performance information

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The investment performance of the Equity Funds and the Real Estate Fund reflects changes in unit values experienced over time. The unit value calculations for the Funds include all earnings, including dividends and realized and unrealized capital gains. Unlike the typical mutual fund, the Funds reinvest, rather than distribute, their earnings.

The following tables show the annual percentage change in Fund unit values, and the average annual percentage change in Fund unit values, for various periods within the ten years ended December 31, 1999. You may compare the performance results for each Fund with the data presented for certain unmanaged market indices, or "benchmarks."


Performance data for the benchmarks do not reflect any deductions for investment advisory, brokerage or other expenses of the type typically associated with an actively managed investment fund. This overstates their rates of return and limits the usefulness of the benchmarks in assessing the performance of the Funds. The benchmark results have been adjusted to reflect reinvestment of dividends and interest for greater comparability. The benchmarks are:

o Standard and Poor's 500 Index ("S&P 500") - a weighted index of the securities of 500 companies widely regarded by investors as representative of the stock market.


o Russell 2000 Index ("Russell 2000") - a broadly diversified small capitalization index of the approximately 2,000 smallest stocks within the Russell 3000 Index. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks.

o Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") - a broadly diversified index representing approximately 1,000 stocks across 20 major developed markets in Europe, Australia, New Zealand and the Far East. The MSCI EAFE index captures about 60% of the available market capitalization in each country and is designed to offer global investors access to some of the world's largest and most liquid equity securities outside the U.S. and Canada.


o Lehman Government/Corporate Bond Index ("Lehman") - an index widely regarded as representative of the bond market.

o Salomon Brothers 3-Month T-Bill Index ("Salomon 3 Mo. T-Bill") - an index of direct obligations of the U.S. Treasury which are issued in maturities between 31 and 90 days.

o Consumer Price Index (Urban Consumers - not seasonally adjusted) ("CPI") - an index of inflation that can be used as a non-securities benchmark.

The annual percentage change in unit values represents the percentage increase or decrease in unit values from the beginning of one year to the end of that year. The average annual rates of return are time-weighted, assume an investment at the beginning of each period, and include the reinvestment of investment income.

Historical results are presented for the Funds for the periods during which the Funds were available under the Program. Hypothetical results were calculated for prior periods, as described in "How We Calculate Performance Data." In the case of the Aggressive Equity Fund, hypothetical results are shown for years before 1996, because the Program did not begin to invest in the MFS Emerging Growth Fund until December 1, 1995. For the Equity Index Fund, no results are presented for periods prior to 1993, as the SSgA S&P 500 Index Fund began operations during 1992. 1995 performance data for the Lifecycle Funds is shown for the period when the Funds commenced operations on May 1, 1995 through December 31, 1995.


No performance is provided for the Equity Income Fund and the ADA Blue Chip Growth Fund because these Funds were not offered under the Program until July 7, 1999 and October 25, 1999, respectively.


THE PERFORMANCE SHOWN DOES NOT REFLECT ANY RECORD MAINTENANCE AND REPORT OR ENROLLMENT FEES. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS OR UPON DISTRIBUTIONS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

------
  31
--------------------------------------------------------------------------------


ANNUAL PERCENTAGE CHANGE IN FUND UNIT VALUES



--------------------------------------------------------------------------------
                                                         LIFECYCLE    LIFECYCLE
           GROWTH    AGGRESSIVE      ADA      EQUITY      FUND -        FUND -
           EQUITY     EQUITY*     FOREIGN*    INDEX*   CONSERVATIVE    MODERATE
--------------------------------------------------------------------------------
 1999       34.4%       49.1%        38.2%     19.8%        5.1%          12.0%
 1998       (3.2)       23.6         (5.6)     27.2        10.2           15.1
 1997       26.2        19.8          5.9      31.7         9.9           16.1
 1996       17.0        13.8         16.8      21.3         4.3           10.6
 1995       31.1        40.2         10.0      35.1         5.9           10.1
 1994       (2.3)        4.0         (0.6)      0.7           -              -
 1993       18.7        23.4         33.4       6.4           -              -
 1992        0.6        10.8         (0.6)        -           -              -
 1991       51.1        86.4         17.3         -           -              -
 1990      (11.9)       (3.3)        (3.8)        -           -              -
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                  SALOMON
            REAL      S&P      RUSSELL      MSCI                  3-MO.
          ESTATE      500       2000       EAFE        LEHMAN     T-BILL      CPI
-----------------------------------------------------------------------------------
 1999       9.9%      21.1%      21.3%      27.0%       (2.2)%      4.7%      2.7%
 1998      16.1       28.6       (2.5)      20.0         9.5        5.1       1.6
 1997       9.3       33.4       22.4        1.8         9.8        5.2       1.9
 1996       0.2       23.0       16.5        6.1         2.9        5.3       3.3
 1995       4.4       37.5       28.4       11.2        19.2        5.7       2.9
 1994       3.6        1.3       (1.8)       7.8        (3.5)       4.2       2.7
 1993      (3.2)      10.0       18.9       32.6        11.0        3.1       2.7
 1992      (5.2)       7.6       18.4      (12.2)        7.6        3.6       2.9
 1991      (8.7)      30.5       46.1       12.5        16.1        5.8       3.0
 1990       2.0       (3.1)     (19.5)     (23.2)        8.3        7.9       6.2
-----------------------------------------------------------------------------------



AVERAGE ANNUAL PERCENTAGE CHANGE IN
FUND UNIT VALUES - YEARS ENDING
DECEMBER 31, 1999



--------------------------------------------------------------------------------------------------------------
                                                                       LIFECYCLE       LIFECYCLE
               GROWTH       AGGRESSIVE        ADA         EQUITY        FUND --         FUND --         REAL
               EQUITY         EQUITY*       FOREIGN*       INDEX      CONSERVATIVE      MODERATE       ESTATE
--------------------------------------------------------------------------------------------------------------
1 Year           34.4%          49.1%          38.2%       19.8%           5.1%          12.0%           9.9%
3 Years          18.0           30.2           11.4        26.2            8.4           14.4           11.7
5 Years          20.3           28.6           12.2        26.9            N/A            N/A            7.8
10 Years         14.6           24.6           10.2        N/A             N/A            N/A            2.6
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
                                                                     SALOMON
                 S&P         RUSSELL        MSCI                       3(MO.
                 500          2000          EAFE         LEHMAN       T(BILL         CPI
-------------------------------------------------------------------------------------------
1 Year           21.1%         21.3%        27.0%        (2.2)%         4.7%         2.7%
3 Years          27.6          13.1         15.8          5.6           5.0          2.0
5 Years          28.6          16.7         12.8          7.6           5.2          2.4
10 Years         18.2          13.4          7.0          7.7           5.1          2.9
-------------------------------------------------------------------------------------------


* Hypothetical results, in bold, are based on underlying mutual fund performance before the inception of the respective Funds.

------
  32
--------------------------------------------------------------------------------

HOW WE CALCULATE PERFORMANCE DATA


The Growth Equity Fund performance reflects actual investment experience and the deduction of asset-based charges actually incurred by Separate Account No. 4 (Pooled) under the Program.

The Aggressive Equity Fund has invested in the Class A shares of MFS Emerging Growth Fund since September 13, 1993, when those shares were first offered for sale. Prior to that date, and from December 1, 1995, the Aggressive Equity Fund invested in Class B shares of MFS Emerging Growth Fund. The Class B and Class A shares are identical, except that the Class B shares have higher class(related expenses than the Class A shares.


Until December 1, 1995, when it became Separate Account No. 200, the Aggressive Equity Fund had been part of our Separate Account No. 3 (Pooled) that has its own managed portfolio of securities. As the Class A and Class B shares of MFS Emerging Growth Fund represent interests in the same pool of investments, we have shown hypothetical results for the Aggressive Equity Fund for all periods before December 1, 1995, based on the actual performance of the Class B shares. The results shown are adjusted for the Program expense charges and expenses incurred by the Aggressive Equity Fund when it was part of Separate Account No. 3 (Pooled). Because the expenses of the Class B shares are higher than the Class A shares, the performance shown for periods before September 13, 1993 would have been higher if Class A shares were available.


The ADA Foreign Fund began operations as Separate Account No. 191 on March 2, 1992. Until May 1, 1996, it invested approximately 95% of its assets in Class A (formerly Class I) shares of Templeton Foreign Fund and the balance in an Equitable Life short-term investment account, Separate Account No. 2A. Since May 1, 1996, the ADA Foreign Fund has been 100% invested in Class A shares of Templeton Foreign Fund. The results shown in the tables for periods prior to March 2, 1992, are hypothetical results and are based on the investment of 100% of the ADA Foreign Fund's assets in Templeton Foreign Fund, consistent with the current investment policy of the Fund. On January 1, 1993, Templeton Foreign Fund - Class A implemented a Rule 12b-1 plan, which affects subsequent performance. For the hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical experience of the Templeton Foreign Fund.


The Equity Index Fund began operations as Separate Account No. 195 on February 1, 1994. For prior periods hypothetical results are shown. The results reflect the actual performance of SSgA S&P 500 Index Fund beginning with 1993, the first full year after that mutual fund began operations. For these hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical investment experience of the SSgA S&P 500 Index Fund.

The Lifecycle Fund - Conservative and the Lifecycle Fund - Moderate performance shown reflects actual investment performance of Separate Account No. 197 and Separate Account No. 198 for the period beginning May 1, 1995, when the Funds commenced operations.


The Real Estate Fund performance shown reflects actual investment experience and the deduction of asset(based charges actually incurred by Separate Account No. 30 (Pooled) under the Program during the periods indicated.

The Equity Income Fund and the ADA Blue Chip Growth Fund began operations each as a subaccount under Separate Account No. 206 on July 7, 1999 and October 25, 1999 respectively, when the Funds commenced operations. No performance is provided for Equity Income Fund and the ADA Blue Chip Growth Fund because these Funds were not offered under the Program until July 7, 1999 and October 25, 1999, respectively.

7 Charges and expenses

------
  33
--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:


     (1) Charges based on the value of your assets in the Trust - these apply to all amounts invested in the Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the investment funds or as reductions from the rates credited to the guaranteed options.


     (2) Plan and transaction charges - these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate investment funds and the dollars in the guaranteed options.


          For the Real Estate Fund, we base the number of units deducted on the last unit value determined prior to the date of deduction. We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.


          We make no deduction from your contributions or withdrawals for sales expenses.

CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM

PROGRAM EXPENSE CHARGE


We assess the Program expense charge against the combined value of Program assets in the Trust. The purpose of this charge is to cover the expenses that we and the ADA incur in connection with the Program.



---------------------------------------------------------------------
                                ANNUAL PROGRAM EXPENSE CHARGE*
                         --------------------------------------------
    VALUE OF PROGRAM
        ASSETS              EQUITABLE LIFE         ADA         TOTAL
---------------------------------------------------------------------
  First $400 million             .615%            .025%        .640%
  Over $400 million              .615             .020         .635
---------------------------------------------------------------------



* The Program expense charge is determined by negotiation between us and the Trustees. The charge is primarily based on a formula that gives effect to total Program assets allocated to the Trust and the number of plans enrolled in the Program. Currently, the portion paid to the ADA has been reduced to 0.015% for all asset levels, but the ADA's portion could be increased in the future. For the 12 months beginning May 1, 2000, the total Program expense charge is 0.635%.

For investment options other than GRAs, the Program expense charge is calculated based on Program assets in the Trust on January 31 in each year, and is charged at a monthly rate of 1/12 of the relevant annual charge.

For GRAs, the Program expense charge is calculated based on Program assets in the Trust on January 31 of each year, and is charged at a constant daily rate of 1/365 of the relevant annual charge until maturity. Subsequent changes in the Program expense charge will not be reflected in the charge against closed GRAs. In addition to the Program expense charge, we charge an annual investment accounting fee of 0.02% on all amounts of Program assets invested in GRAs. This fee is reflected in the interest rates credited to the GRAs and is calculated and charged in the same manner as the Program expense charge.

We apply our portion of the Program expense charge toward the cost of maintenance of the investment funds, promotion of the Program, investment funds and Money Market Guarantee Account, commissions, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. The ADA's part of this fee covers developmental and administrative expenses incurred in connection with the Program. The ADA Trustees can direct us to raise or lower the ADA's part of this fee to reflect their expenses in connection with the Program. During 1999 we received $8,919,753 and the ADA received $210,784 under the Program expense charge.

------
  34
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION FEES


The computation of unit values for each investment fund also reflects applicable fees charged for investment management and administration. These charges are based on the amount of Program assets in the investment funds at the end of the second month prior to the day on which the calculation is made and are calculated as set forth in "Program expense charge and investment fund operating expenses" under "Fee Table," above.


As part of our administrative functions, we maintain records for all portfolio transactions and cash flow control, calculate unit values, monitor compliance with the New York Insurance Law and supervise custody matters for all the Equity Funds.

The Real Estate Fund pays us a fee for managing that Fund and the underlying Prime Property Fund. We impose no additional fees for our management of Prime Property Fund. The services we provide to the Real Estate Fund include monitoring the Real Estate Fund's holdings and liquidity. The services we provide to Prime Property Fund include selecting real properties for purchase and sale, managing some properties, selecting managers for other properties, appraising the properties, accounting for receipts and disbursements for the properties, and servicing any loans issued by Prime Property Fund. The administration fee is to reimburse us for the additional expenses involved in administering that Fund.

OTHER EXPENSES BORNE BY THE INVESTMENT FUNDS

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.


The Aggressive Equity, ADA Foreign, Equity Index, Equity Income and ADA Blue Chip Growth Funds purchase and redeem shares in the MFS Emerging Growth Fund, Templeton Foreign Fund - Class A, SSgA S&P 500 Index Fund, Putnam Equity Income Fund, and INVESCO Blue Chip Growth Fund respectively, at net asset value. The net asset value reflects charges for management, audit, legal, shareholder services, transfer agent and custodian fees. For a description of charges and expenses assessed by the MFS Emerging Growth Fund, Templeton Foreign Fund, SSgA S&P 500 Index Fund, Putnam Equity Income Fund and INVESCO Blue Chip Growth Fund which are indirectly borne by the Funds, please refer to the prospectuses for each of these Underlying Mutual Funds.


The Lifecycle Funds - Conservative and Moderate purchase and redeem units in the Lifecycle Fund Group Trusts - Conservative and Moderate, respectively, at net asset value. The net asset value reflects charges for investment management, audit, legal, custodian and other fees. By agreement with the ADA Trustees, we impose a charge at the annual rate of .03% of the value of the respective assets of the Lifecycle Funds - Conservative and Moderate. This charge compensates us for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds among the investment options described in this prospectus. For a description of charges and expenses assessed by the Lifecycle Fund Group Trusts, which are indirectly borne by the Lifecycle Funds, please refer to our separate prospectus for the Lifecycle Funds.


PLAN AND TRANSACTION EXPENSES

ADA RETIREMENT PLAN, PROTOTYPE SELF-DIRECTED PLAN AND INDIVIDUALLY-DESIGNED PLAN FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's Account Balance. This fee is:

-------------------------------------------------------------
ADA Members Retirement Plan participants      $3 per quarter
Self-Directed Prototype Plan participants     $3 per quarter
Investment Only                               $1 per quarter
-------------------------------------------------------------

------
  35
--------------------------------------------------------------------------------

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

PROTOTYPE SELF-DIRECTED PLAN FEES. Employers who participate in our Prototype Self-Directed Plan incur additional fees not payable to us, such as brokerage and administration fees.

INDIVIDUAL ANNUITY CHARGES


ANNUITY ADMINISTRATIVE CHARGE. If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, for example, for our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.


GENERAL INFORMATION ON FEES AND CHARGES


We may change our investment management fees if we give the ADA Trustees 90 days notice and comply with the conditions of our group annuity contract. We may change the other fees and charges described above at any time with the ADA's consent. During 1999 we received total fees and charges under the Program of $12,601,267.

Tax information

------
  36
--------------------------------------------------------------------------------


In this section, we briefly outline current Federal income tax rules relating to adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI. We do not discuss the effect, if any, of state tax laws that may apply.


The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of qualified retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may also change. There is no way of predicting whether, when or in what form any such change would be adopted.


Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax advisor.


Because you are buying a contract to fund a retirement plan that already provides tax deferral under Federal income tax rules, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.


Amounts distributed to a participant from a qualified plan are generally subject to Federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally speaking, only your post-tax contributions, if any, are not taxed when distributed.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory Federal income tax withholding will apply unless the distribution is directly transferred to a qualified plan or IRA. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI for a more detailed discussion.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory Federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),

------
  37
--------------------------------------------------------------------------------

(c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly transferred to a qualified plan or IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI. Under the ADA Master Retirement Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan or our prototype self-directed plan we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.

OTHER TAX CONSEQUENCES

Federal estate and gift taxes, state and local estate and inheritance taxes, and other tax consequences of participation in the Program, depend on the residence and the circumstances of each participant or beneficiary. For complete information on Federal, state, local and other tax considerations, you should consult a qualified tax advisor.

9 More information

------
  38
--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The group annuity contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We or the ADA Trustees may terminate the group annuity contract. If the contract is terminated, we will not accept any further contributions or perform any recordkeeping functions after the date of termination. We then would make arrangements with the ADA Trustees with respect to the assets held in the investment options that we provide, subject to the following:

 o transfers and withdrawals from the Real Estate Fund would continue to be subject to the restrictions described in this prospectus and in the SAI;

 o the ADA Trustees could transfer assets from the Money Market Guarantee Account in installments over a period of time not to exceed two years; however, during that time participants would be permitted to make transfers to funding vehicles provided by another financial institution (other than a money market fund or similar investment); and

 o amounts allocated to the GRAs would be held until maturity.

 If the ADA Trustees make arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.


IRS DISQUALIFICATION


If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each investment fund is one of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our group annuity contracts with the ADA Trustees. The results of each separate account's operations are accounted for without regard to Equitable Life's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts.


The separate accounts that we call the Growth Equity, Aggressive Equity, ADA Foreign, Equity Index, Lifecycle and Real Estate Funds commenced operations in 1968, 1995, 1992, 1994, 1995, and 1986 respectively. The Aggressive Equity Fund, which was part of our Separate Account No. 3 (Pooled), was transferred on December 1, 1995 to Separate Account No. 200. The separate account No. 206 has two subaccounts that we call the Equity Income Fund and the ADA Blue Chip Growth Fund, both established in 1999. Because of exclusionary provisions, none of the investment funds is subject to regulation under the Investment Company Act of 1940.

The Aggressive Equity, ADA Foreign, Equity Index , Equity Income and ADA Blue Chip Growth Fund and Lifecycle Funds are used exclusively in the ADA Program. The Growth Equity and Real Estate Funds each are "pooled" funds that are used to fund benefits under the ADA Program and other group annuity contracts, agreements, and tax-deferred retirement programs we administer.

ABOUT LEGAL PROCEEDINGS


Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

------
  39
--------------------------------------------------------------------------------


ABOUT OUR INDEPENDENT ACCOUNTANTS

The following financial statements included in the SAI, and condensed financial information included in the prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting:

 o The financial statements for Separate Account Nos. 4, 191, 200, 206, 30 and 8 as of December 31, 1999 and for each of the periods then ended.

 o The financial statements for Equitable Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

 o The condensed financial information for Separate Account Nos. 4, 191 and 30 for each of the seven years in the period ended December 31, 1999.

 o The condensed financial information for Separate Account No. 195 for each of the six years in the period ended December 31, 1999.

 o The condensed financial information for Separate Account Nos. 197, 198 and 200 for each of the five years in the period ended December 31, 1999.

 o The condensed financial information for Separate Account No. 206 for the year ended December 31, 1999.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate Account Balances of all participants and information necessary to complete annual IRS filings.


As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's web site at http://www.sec.gov.


ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into a Participation Agreement.

Appendix I: Condensed financial information

-------
  A-1
--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 1993 through December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports included in the SAI. For years prior to 1993, the condensed financial information was audited by other independent accountants. The financial statements of each of the Funds as well as the consolidated financial statements of Equitable Life are contained in the SAI. The report for the Real Estate Fund includes an explanatory paragraph relating to the appraised valuation of real estate investments. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.

GROWTH EQUITY FUND: SEPARATE ACCOUNT NO. 4 (POOLED)



--------------------------------------------------------------------------------------------------------------
                          INCOME AND EXPENSES                        CAPITAL CHANGES
               ----------------------------------------- ----------------------------------------
                                                               NET
                                                            REALIZED
                                                              AND
                                                           UNREALIZED       NET        NET ASSET    NET ASSET
                                                             GAINS       INCREASE      VALUE AT     VALUE AT
                                         NET INVESTMENT   (LOSSES) ON   (DECREASE)    BEGINNING      END OF
  YEAR ENDED                EXPENSES         INCOME       INVESTMENTS     IN UNIT     OF PERIOD      PERIOD
   DEC. 31,       INCOME    (NOTE A)         (LOSS)         (NOTE B)       VALUE       (NOTE C)     (NOTE D)
--------------------------------------------------------------------------------------------------------------
     1999       $  2.08     $ (4.04)        $ (1.96)       $  119.97    $  118.01     $  343.18    $  461.19
     1998          1.84       (3.64)          (1.80)           (9.63)      (11.43)       354.61       343.18
     1997          1.77       (3.38)          (1.61)           75.28        73.67        280.94       354.61
     1996          1.56       (2.87)          (1.31)           42.22        40.91        240.03       280.94
     1995          2.10       (2.28)           (.18)           57.14        56.96        183.07       240.03
     1994          2.03       (2.03)            .00            (4.23)       (4.23)       187.30       183.07
     1993*         1.97       (1.92)            .05            29.46        29.51        157.79       187.30
     1992          1.69       (1.75)           (.06)             .92          .86        156.93       157.79
     1991          1.50       (1.52)           (.02)           53.07        53.05        103.88       156.93
     1990          2.13       (1.16)            .97           (14.99)      (14.02)       117.90       103.88
--------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                        OPERATING STATISTICS
                                    -----------------------------
                                       RATIO OF NET    NUMBER OF
                          RATIO OF     INVESTMENT        UNITS
                        OPERATING        INCOME       OUTSTANDING
                       EXPENSES TO      (LOSS) TO      AT END OF    PORTFOLIO
                       AVERAGE NET     AVERAGE NET      PERIOD      TURNOVER
 YEAR ENDED DEC. 31,      ASSETS         ASSETS       (IN 000'S)      RATE
------------------------------------------------------------------------------
         1999              1.05%           (.51)%    1,060              72%
         1998              1.05            (.52)     1,296              71
         1997              1.07            (.51)     1,386              62
         1996              1.10            (.50)     1,435             105
         1995              1.07            (.08)     1,456             108
         1994              1.11             .00      1,441              91
         1993*             1.14             .03      1,431              82
         1992              1.17            (.04)     1,418              68
         1991              1.16            (.02)     1,350              66
         1990              1.10             .92      1,295              93
------------------------------------------------------------------------------



* Prior to July 22, 1993, Equitable Life Capital Management Corporation ("Equitable Life Capital") served as the investment adviser to the Fund. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Life Capital and became the investment adviser to the Fund.

NOTES: See next page.

-------
  A-2
--------------------------------------------------------------------------------


A. Enrollment, annual administration and actuarial and quarterly record maintenance and report fees are not included above and did not affect any unit values. Defined benefit plan annual administration and actuarial and quarterly record maintenance and report fees reduced the number of Fund units credited to participants; enrollment fees were generally deducted from contributions to the Program.

B. See Note 2 to Financial Statements of Separate Account No. 4 (Pooled), which may be found in the SAI.

C. The Program became available beginning on January 1, 1968. The value for a Growth Equity Fund unit was established at $10.00 on that date.

D. Income, expenses, gains and losses shown above pertain only to ADA participants' accumulations attributable to the Program. Other plans also participate in the Growth Equity Fund and may have operating results and other supplementary data different from those shown above.

AGGRESSIVE EQUITY FUND, ADA FOREIGN FUND, EQUITY INDEX FUND, EQUITY INCOME FUND, ADA BLUE CHIP GROWTH FUND, LIFECYCLE FUND - CONSERATIVE AND LIFECYCLE FUND - MODERATE:
SEPARATE ACCOUNT NOS. 200, 191, 195, 206, 197 AND 198

Unit values and number of units outstanding for these Funds, since inception, are shown below.



---------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------
                                             1992       1993        1994        1995
---------------------------------------------------------------------------------------
Aggressive Equity Fund
   Unit Value                                   -           -           -     $ 42.62
   Number of units outstanding (000's)          -           -           -       1,802
ADA Foreign Fund
   Unit Value                             $  9.81     $ 13.08     $ 13.01     $ 14.31
   Number of units outstanding (000's)      1,692       4,220       5,537       4,769
Equity Index Fund
   Unit Value                                   -           -     $  9.71     $ 13.12
   Number of units outstanding (000's)          -           -         515       1,483
Equity Income Fund
   Unit Value                                   -           -           -           -
   Number of units outstanding (000's)          -           -           -           -
ADA Blue Chip Growth Fund
   Unit Value                                   -           -           -           -
   Number of units outstanding (000's)          -           -           -           -
Lifecycle Fund - Conservative
   Unit Value                                   -           -           -     $ 10.59
   Number of units outstanding (000's)          -           -           -         281
Lifecycle Fund - Moderate
   Unit Value                                   -           -           -     $ 11.01
   Number of units outstanding (000's)          -           -           -       6,924
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,          INCEPTION DATE
                                         ------------------------------------------------  ---------------
                                             1996        1997        1998         1999
----------------------------------------------------------------------------------------------------------
Aggressive Equity Fund                                                                         12/1/95
   Unit Value                              $ 48.48     $ 58.07     $ 71.77     $ 106.99
   Number of units outstanding (000's)       2,237       2,295       2,348        2,295
ADA Foreign Fund                                                                                3/2/92
   Unit Value                              $ 16.71     $ 17.69     $ 16.70     $  23.08
   Number of units outstanding (000's)       5,050       5,170       4,336        3,895
Equity Index Fund                                                                               2/1/94
   Unit Value                              $ 15.91     $ 20.95     $ 26.65     $  31.94
   Number of units outstanding (000's)       2,100       3,713       4,890        6,399
Equity Income Fund                                                                              7/7/99
   Unit Value                                    -           -           -     $   8.92
   Number of units outstanding (000's)           -           -           -          475
ADA Blue Chip Growth Fund                                                                     10/25/99
   Unit Value                                    -           -           -     $  12.50
   Number of units outstanding (000's)           -           -           -          834
Lifecycle Fund - Conservative                                                                   5/1/95
   Unit Value                              $ 11.04     $ 12.13     $ 13.37     $  14.06
   Number of units outstanding (000's)         409         596       1,009          906
Lifecycle Fund - Moderate                                                                       5/1/95
   Unit Value                              $ 12.18     $ 14.14     $ 16.28     $  18.23
   Number of units outstanding (000's)       7,241       7,657       7,691        7,262
----------------------------------------------------------------------------------------------------------

-------
  A-3
--------------------------------------------------------------------------------


REAL ESTATE FUND: SEPARATE ACCOUNT NO. 30 (POOLED)



-----------------------------------------------------------------------------------------------------
                      INCOME AND EXPENSES                     CAPITAL CHANGES
              ------------------------------------ --------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND
                                                     UNREALIZED        NET         UNIT        UNIT
                                            NET        GAINS       INCREASE     VALUE AT    VALUE AT
                                       INVESTMENT   (LOSSES) ON   (DECREASE)   BEGINNING     END OF
  YEAR ENDED                EXPENSES     INCOME     INVESTMENTS     IN UNIT    OF PERIOD     PERIOD
   DEC. 31,      INCOME    (NOTE A)      (LOSS)       (NOTE B)       VALUE      (NOTE C)    (NOTE F)
-----------------------------------------------------------------------------------------------------
     1999      $  0.05      $ (.20)      $ (.15)      $  1.63      $  1.48     $  14.54    $  16.02
     1998         0.07        (.30)        (.23)         2.10         1.87        12.67       14.54
     1997         0.11        (.27)        (.16)         1.36         1.20        11.47       12.67
     1996         0.09        (.25)        (.16)          .95          .79        10.68       11.47
     1995         0.06        (.25)        (.19)          .02          .21        10.89       10.68
     1994         0.04        (.24)        (.20)          .65          .45        10.44       10.89
     1993         0.01        (.24)        (.23)          .22         (.01)       10.45       10.44
     1992         0.01        (.25)        (.24)         (.38)        (.62)       11.07       10.45
     1991         0.01        (.26)        (.25)         (.84)       (1.09)       12.16       11.07
     1990         0.02        (.27)        (.25)          .05        (0.20)       12.36       12.16
-----------------------------------------------------------------------------------------------------



REAL ESTATE FUND: SEPARATE ACCOUNT NO. 30 (POOLED)



---------------------------------------------------------------------------
                                        OPERATING
                                       STATISTICS
                             -------------------------------
                                RATIO OF NET      NUMBER OF
                  RATIO OF      INVESTMENT         UNITS
                 OPERATING       INCOME OR      OUTSTANDING     PORTFOLIO
                EXPENSES TO      (LOSS) TO       AT END OF      TURNOVER
  YEAR ENDED    AVERAGE NET     AVERAGE NET        PERIOD         RATE
   DEC. 31,       ASSETS           ASSETS        (IN 000'S)     (NOTE E)
---------------------------------------------------------------------------
     1999           1.47%           (1.10)%         436           N/A
     1998           2.20            (1.66)          358           N/A
     1997           2.29            (1.38)          318           N/A
     1996           2.30            (1.48)          349           N/A
     1995           2.26            (1.67)          371           N/A
     1994           2.26            (1.87)          311           N/A
     1993           2.26            (2.20)          408           N/A
     1992           2.30            (2.25)          511           N/A
     1991           2.21            (2.10)          515           N/A
     1990           2.14            (1.96)          530           N/A
---------------------------------------------------------------------------



A. Enrollment and quarterly record maintenance and report fees are not included above and did not affect Real Estate Fund unit values. Quarterly record maintenance and report fees reduced the number of Real Estate Fund units credited to participants; enrollment fees were generally deducted from contributions to the Program.

B. The change in the value of Prime Property Fund (Separate Account No. 8) units owned by the Real Estate Fund and any realized gains (losses) from the redemption of such units are included in net realized and unrealized gain on investments. See Note 2 to Financial Statements of Separate Account No. 30 (Pooled), which may be found in the SAI.

C. The value for a Real Estate Fund unit was established at $10.00 on August 29, 1986, the date on which the Fund commenced operations.

D.   Annualized basis.

E. The Real Estate Fund invests solely in units of Equitable Life's Separate Account Nos. 8 and 2A; thus, there is no applicable portfolio turnover rate for the Real Estate Fund.

F. The Real Estate Fund Unit Values shown above are based on the year-end values for Separate Account Nos. 8 and 2A. However, the unit values used under the Program for determining Fund balances, processing transactions and calculating performance (including Fund balances, transactions and performance effected or reported on December 31) are based on the last Real Estate Fund unit value determined in each relevant period and, therefore, such unit values reflect the values of Separate Account Nos. 8 and 2A as of dates prior to the last day of such periods.

Income, expenses, gains and losses shown above pertain only to ADA participants' accumulations attributable to the Program. Other plans also participate in Separate Account No. 30 (Pooled) and may have operating results and other supplementary data different from those shown above.

Statement of additional information

-------
  S-1
--------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                     Page
Funding of the Program                               SAI-2
Your Responsibilities as Employer                    SAI-2
Procedures for Withdrawals, Distributions and
Transfers                                            SAI-3
Types of Benefits                                    SAI-8
Provisions of the Master Plan                       SAI-10
Prime Property Fund Investments                     SAI-14
Investment Restrictions Applicable to the Growth
Equity Fund                                         SAI-17
How We Determine the Unit Value for the Funds       SAI-17
How We Value the Assets of the Investment Funds     SAI-18
Growth Equity Fund Transactions                     SAI-21
Prime Property Fund Transactions                    SAI-22
Investment Management Fee                           SAI-22
Underwriter                                         SAI-22
Our Management                                      SAI-23
Financial Statements                                SAI-26


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Equitable Life Assurance Society
      of the United States
    Box 2486 G.P.O.
    New York, NY 10116


Please send me a copy of the Statement of Additional Information for the American Dental Association Members Retirement Program Prospectus dated May 1, 2000.



--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Copyright 2000 by The Equitable Life Assurance Society of the United States. All rights reserved.

About Equitable Life
--------------------------------------------------------------------------------


The Equitable Life Assurance Society of the United States ("Equitable Life") is the issuer of the group annuity contract that funds the Program. Equitable Life also makes forms of plans and trusts available, and offers recordkeeping and participant services to facilitate the operation of the Program.

Equitable Life is a New York stock life insurance corporation and has been doing business since 1859. We are a wholly-owned subsidiary of AXA Financial, Inc. (previously The Equitable Life Companies, Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life's related companies, however, have any legal responsibility to pay amounts that Equitable Life owes under the contract.

Equitable Life manages over $462.7 billion in assets as of December 31, 1999. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

--------------------------------------------------------------------------------

HOW TO REACH US


You can reach us as indicated below to obtain:

o Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.
o Unit values and other values under your plan,
o Any other information or materials that we provide in connection with the Program.


INFORMATION ON JOINING THE PROGRAM




--------------------------------------------------------------------------------
BY PHONE:
--------------------------------------------------------------------------------
1-800-523-1125 (Retirement Program Specialists available weekdays 9am to 5pm Eastern Time)
--------------------------------------------------------------------------------
BY REGULAR MAIL:
--------------------------------------------------------------------------------
The ADA Members Retirement Program
c/o Equitable Life, Box 2011
Secaucus, NJ 07096
--------------------------------------------------------------------------------
BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------
The ADA Members Retirement Program
c/o Equitable Life
200 Plaza Drive, Second Floor
Secaucus, NJ 07094
--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
The ADA Members Retirement Program website www.equitable.com/ada, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to the Equitable."

INFORMATION ONCE YOU JOIN THE PROGRAM

--------------------------------------------------------------------------------
BY PHONE:
--------------------------------------------------------------------------------
1-800-223-5790
(Account Executives available weekdays 9am to 5pm
Eastern Time)
--------------------------------------------------------------------------------
TOLL-FREE AIM SYSTEM FOR AMOUNTS IN THE TRUST:
--------------------------------------------------------------------------------
By calling 1-800-223-5790 you may, with your assigned personal security code, use our Account Investment Management ("AIM") System to:
o Transfer between investment options and obtain account information.
o Change the allocation of future contributions and maturing guaranteed options
o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.
The AIM System operates 24 hours a day. You may speak with our Account Executives during regular business hours.
--------------------------------------------------------------------------------
BY INTERNET FOR AMOUNTS IN THE TRUST:
--------------------------------------------------------------------------------
By logging on to www.equitable.com/ada, Client Services you may, with your social security number and your personal security code, use the Internet to access certain retirement account information such as:
o Investment performance, investment fund unit values, and current guaranteed option interest rates.
o Transfer between investment options and obtain account information (available by the second half of 2000)
o Change the allocation of future contributions and maturing Guaranteed Rate Accounts (available by the second half of 2000)
--------------------------------------------------------------------------------
BY REGULAR MAIL:
--------------------------------------------------------------------------------
(correspondence): The ADA Members
                  Retirement Program
                  Box 2486 G.P.O.
                  New York, NY 10116
--------------------------------------------------------------------------------
FOR CONTRIBUTION CHECKS ONLY:
--------------------------------------------------------------------------------
The Association Members
Retirement Program
P.O. Box 1599
Newark, NJ 07101-9764
--------------------------------------------------------------------------------
FOR REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------
The ADA Members Retirement Program
c/o Equitable Life
200 Plaza Drive, 2B-55
Secaucus, NJ 07094.
--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
We welcome your comments and questions regarding the ADA Members Retirement Program. If you have a comment or suggestion about the ADA website we would appreciate hearing from you. Go to equitable.com/ada, Client Services and click on "Contact Us" or click on "email the ADA Members Retirement Program."



No person is authorized by The Equitable Life Assurance Society of the United States to give any information or make any representations other than those contained in this prospectus and the SAI, of in the other printed or written material issued by Equitable Life. You should not rely on any other information or representation.

Investment option characteristics

--------------------------------------------------------------------------------


                                                     AGGRESSIVE
                          GROWTH EQUITY              EQUITY                 ADA FOREIGN
                          FUND                       FUND                   FUND
-----------------------------------------------------------------------------------------------------
                          Long-term growth of        Long-term growth of    Long-term growth of
DESIGNED FOR (OBJECTIVE)  capital                    capital                capital
-----------------------------------------------------------------------------------------------------
    INVESTS PRIMARILY IN  Common stocks and          Invests 100% of its    Invests 100% of its
                          other equity-type          assets in the MFS      assets in the
                          securities generally       Emerging Growth        Templeton Foreign
                          issued by large and        Fund which invests     Fund-Class A which
                          intermediate-sized         in common stocks       invests primarily in
                          companies                  of emerging            stocks of companies
                                                     growth companies.      outside the U.S.,
                                                                            including in emerging
                                                                            markets.
-----------------------------------------------------------------------------------------------------
       RISK TO PRINCIPAL  Average for a growth       Somewhat higher        Somewhat higher
                          fund                       than a growth fund     than a growth fund
-----------------------------------------------------------------------------------------------------
          PRIMARY GROWTH  Capital appreciation and   Capital appreciation   Capital appreciation
       POTENTIAL THROUGH  reinvested dividends       and reinvested         and reinvested
                                                     dividends              dividends
-----------------------------------------------------------------------------------------------------
        INCOME GUARANTEE  No                         No                     No
-----------------------------------------------------------------------------------------------------
    VOLATILITY OF RETURN  Somewhat more volatile     Highly volatile        Generally depends on
                          than the S&P 500                                  stock, country and
                                                                            currency selections, as
                                                                            well as market factors
-----------------------------------------------------------------------------------------------------
      TRANSFERS TO OTHER  Permitted daily            Permitted daily        Permitted daily
                 OPTIONS
-----------------------------------------------------------------------------------------------------
              WITHDRAWAL  No                         No                     No
               PENALTIES
-----------------------------------------------------------------------------------------------------
                          [ALLIANCE CAPITAL LOGO]    [MFS LOGO]             [TEMPLETON LOGO]

                          EQUITY INDEX             EQUITY INCOME           ADA BLUE CHIP            LIFECYCLE FUND -
                          FUND                     FUND                    GROWTH FUND              CONSERVATIVE
----------------------------------------------------------------------------------------------------------------------------
                          Replicate the total      Growth and              Long-term growth of      Current income
DESIGNED FOR (OBJECTIVE)  return of the S&P 500    income                  capital                  and low to
                          Index                                                                     moderate growth
                                                                                                    of capital
----------------------------------------------------------------------------------------------------------------------------
    INVESTS PRIMARILY IN  Invests 100% of its      Invests 100% of its     Invests 100% of its      Invests 100% of its
                          assets in the SSgA       assets in the           assets in the INVESCO    assets in a mix of
                          S&P 500 Index Fund       Putnam Equity           Blue Chip Growth         underlying collective
                          which invests in all     Income Fund             Fund which invests       investment funds
                          500 stocks in the S&P    which invests           mostly in common         maintained by State
                          500 Index in             mostly in income        stocks of large          Street
                          proportion to their      producing               companies with
                          weighting in the Index   equities, and may       market capitalizations
                                                   invest in debt          over $10 billion, as
                                                   securities for          well as preferred stock
                                                   additional income
----------------------------------------------------------------------------------------------------------------------------
       RISK TO PRINCIPAL  Somewhat lower than      Somewhat lower than     Somewhat lower than      Somewhat lower than
                          the Growth Equity        Equity Funds            average for a growth     the Lifecycle
                          Fund                                             fund                     Fund-Moderate
----------------------------------------------------------------------------------------------------------------------------
          PRIMARY GROWTH  Capital appreciation     Reinvested dividends,   Capital appreciation     Capital appreciation
       POTENTIAL THROUGH  and reinvested           capital growth          and reinvested           and reinvested
                          dividends                                        dividends                dividends and interest
----------------------------------------------------------------------------------------------------------------------------
        INCOME GUARANTEE  No                       No                      No                       No
----------------------------------------------------------------------------------------------------------------------------
    VOLATILITY OF RETURN  Generally equal to the   Somewhat lower          Somewhat more            Generally lower
                          S&P 500 Index            than the Equity Funds   volatile than the        than pure equity
                                                                           S&P 500                  funds, but degree may
                                                                                                    vary depending on
                                                                                                    market conditions
----------------------------------------------------------------------------------------------------------------------------
      TRANSFERS TO OTHER  Permitted daily          Permitted daily         Permitted daily          Permitted daily
                 OPTIONS
----------------------------------------------------------------------------------------------------------------------------
              WITHDRAWAL  No                       No                      No                       No
               PENALTIES
----------------------------------------------------------------------------------------------------------------------------
                          [SSGA LOGO]              [PUTNAM LOGO]           [INVESCO LOGO]           [SSGA LOGO]

                                                                            GUARANTEED                MONEY MARKET
                          LIFECYCLE FUND -                                  RATE                      GUARANTEE
                          MODERATE                 REAL ESTATE FUND         ACCOUNTS                  ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                          Growth of capital        Stable rate of           Principal                 Principal and
DESIGNED FOR (OBJECTIVE)  and reasonable           return through           and interest              interest
                          level of current         rental income and        guaranteed-               guaranteed-
                          income                   appreciation             interest                  short term rates
                                                                            rates reflect
                                                                            maturities
-----------------------------------------------------------------------------------------------------------------------------
    INVESTS PRIMARILY IN  Invests 100% of          High-grade,              Contributions credited    Contributions credited
                          its assets in a          income-producing         with fixed rate of        with current
                          mix of underlying        real property            interest until the        guaranteed rate
                          collective investment                             maturity date             of interest
                          funds maintained by
                          State Street
-----------------------------------------------------------------------------------------------------------------------------
       RISK TO PRINCIPAL  Somewhat lower           Lower than the           Carrier providing         Equitable Life
                          than a growth            Equity Funds             GRAs guarantees           guarantees
                          fund                                              principal and interest    principal and
                                                                                                      interest; also
                                                                                                      backed by assets
                                                                                                      in insulated
                                                                                                      separate account
-----------------------------------------------------------------------------------------------------------------------------
          PRIMARY GROWTH  Capital appreciation,    Rental income,           Interest income           Interest income
       POTENTIAL THROUGH  reinvested dividends     capital appreciation
                                                   and interest
-----------------------------------------------------------------------------------------------------------------------------
        INCOME GUARANTEE  No                       No                       Yes-subject to            Yes
                                                                            withdrawal penalties
-----------------------------------------------------------------------------------------------------------------------------
    VOLATILITY OF RETURN  Generally lower than     Stable and less          Carrier providing         Equitable Life
                          pure equity funds, but   volatile than the        GRAs guarantees           guarantees
                          degree may vary          Equity Funds             interest rate until the   monthly interest
                          depending on market                               maturity date             rate; also backed
                          conditions                                                                  by assets in
                                                                                                      insulated separate
                                                                                                      account
-----------------------------------------------------------------------------------------------------------------------------
      TRANSFERS TO OTHER  Permitted daily          Permitted quarterly if   Permitted only at         Permitted daily
                 OPTIONS                           cash available           maturity
-----------------------------------------------------------------------------------------------------------------------------
              WITHDRAWAL  No                       No                       Prior to maturity,        No
               PENALTIES                                                    withdrawals may not
                                                                            be permitted or may
                                                                            be subject to a
                                                                            penalty
-----------------------------------------------------------------------------------------------------------------------------
                          [SSGA LOGO]              [LEND LEASE LOGO]        [METLIFE LOGO]            [EQUITABLE LIFE LOGO]

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
MAY 1, 2000


                          AMERICAN DENTAL ASSOCIATION
                          MEMBERS RETIREMENT PROGRAM
--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with Equitable Life's prospectus dated May 1, 2000 for the American Dental Association Members Retirement Program. THIS
SAI RELATES TO ALL INVESTMENT FUNDS EXCEPT THE EQUITY INDEX FUND AND LIFECYCLE FUNDS, WHICH ARE DISCUSSED IN OUR SEPARATE SAI FOR THOSE INVESTMENT OPTIONS.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Life at Box 2486 G.P.O., New York, New York 10116 or by calling our toll-free telephone number 1-800-223-5790. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2000 to which this SAI relates.


                              CONTENTS OF THIS SAI



                                                       PAGE IN SAI
                                                      ------------
The Program
  Funding of the Program ............................ SAI-2
  Your Responsibilities as Employer ................. SAI-2
  Procedures for Withdrawals, Distributions and
       Transfers .................................... SAI-3
    Pre-Retirement Withdrawals ...................... SAI-3
    Benefit Distributions ........................... SAI-4
    Eligible Rollover Distributions and Federal
         Income Tax Withholding ..................... SAI-4
    Premature Withdrawals and Transfers from a
         GRA ........................................ SAI-5
    Maturing GRAs ................................... SAI-6
    Special Rules for Distributions and Transfers
         from the Real Estate Fund .................. SAI-6
    Real Estate Fund Withdrawals from Prime
         Property Fund .............................. SAI-7
  Types of Benefits ................................. SAI-8
  Provisions of the Master Plan ..................... SAI-10
    Plan Eligibility Requirements ................... SAI-10
    Contributions to Qualified Plans ................ SAI-10
    Contributions to the Master Plan ................ SAI-10
    Allocation of Contributions ..................... SAI-12
    The Master Plan and Section 404(c) of
         ERISA ...................................... SAI-13
    Vesting ......................................... SAI-13
Prime Property Fund Investments ..................... SAI-14
Holdings of Prime Property Fund ..................... SAI-15
Investment Restrictions Applicable to the Growth
       Equity Fund .................................. SAI-17
How We Determine Unit Values for the Funds .......... SAI-17
  The Equity Funds .................................. SAI-17
  The Real Estate Fund .............................. SAI-18
How We Value the Assets of the Investment
       Funds ........................................ SAI-18
  The Growth Equity Fund ............................ SAI-18
  Other Equity Funds ................................ SAI-19
  Assets Held in Prime Property Fund ................ SAI-20
Growth Equity Fund Transactions ..................... SAI-21
Prime Property Fund Transactions .................... SAI-22
Investment Management Fee ........................... SAI-22
Underwriter ......................................... SAI-22
Our Management ...................................... SAI-23
Financial Statements ................................ SAI-26



----------
Copyright 2000 by The Equitable Life Assurance Society of The United States. 1290 Avenue of the Americas New York, New York 10104. All rights reserved.

--------------------------------------------------------------------------------

THE PROGRAM

The Program consists of the Master Plan, Self-Directed Prototype Plan and Investment Only plans made available to members of the American Dental Association and their eligible employees. The following information regarding the Program is provided solely to provide a more complete understanding of how the investment funds available under Equitable Life's group annuity contract operate within the Program. In addition to issuing the group annuity contract under which the investment funds are available, we also provide administrative support, recordkeeping and marketing services in connection with the Program. We provide these services pursuant to an administrative services agreement between the ADA Trustees and Equitable Life. This administrative services agreement would normally terminate when the group annuity contract with Equitable Life ("the contract") terminates.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract (contract) issued to the ADA Trustees by Equitable Life. The ADA Trustees have also entered into two group annuity contracts with Metropolitan Life Insurance Company relating to Guaranteed Rate Accounts opened during the one year period beginning July 28, 1999. All other investment options are covered by the contract with Equitable Life. The ADA Trustees hold all contracts for the benefit of employers and participants in the Program.


The ADA Trustees and Equitable Life also have an administrative services agreement for administrative support, recordkeeping and marketing services provided by Equitable Life. This agreement would normally terminate when the group annuity contract with Equitable Life terminates.


YOUR RESPONSIBILITIES AS EMPLOYER


If you adopt the Master Plan, you as the employer and plan administrator will have certain responsibilities, including:


     o sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);


     o maintaining all personnel records necessary for administering your plan;


     o    determining who is eligible to receive benefits;

     o    forwarding to us all the forms your employees are required to submit;

     o distributing summary plan descriptions and participant annual reports to your employees and former employees;

     o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

     o filing an annual information return for your plan with the Internal Revenue Service, if required;

     o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

     o determining the amount of all contributions for each participant in the plan;


     o forwarding salary deferral and post-tax employee contributions to us as soon as possible. In any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions;



                                     SAI-2

--------------------------------------------------------------------------------

     o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

     o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only. If you adopt our self-directed prototype plan, you will be completely responsible for administering the plan and complying with all of the reporting and disclosure requirements applicable to qualified plans, with the assistance of the recordkeeper of your choice.


We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 2486 G.P.O., New York, New York 10116.


PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Master Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Master Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working. If the Master Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) contributions only if you can demonstrate financial hardship within the meaning of applicable income tax regulations. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except salary deferral amounts if there is a successor plan.)


You may withdraw all or part of your account balance under the Master Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax Information" in the prospectus.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

Under the self-directed prototype plan you may receive a distribution upon attaining normal retirement age as specified in the plan, or upon separation from service. If your employer maintains the self-directed prototype plan as a profit sharing plan, an earlier distribution of funds that have accumulated after two years is available if you incur a financial hardship, as defined in the plan.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.


Transfers and withdrawals from the Aggressive Equity Fund, the ADA Foreign Fund, the ADA Blue Chip Growth Fund, the Equity Index Fund and the Equity Income Fund may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.



                                     SAI-3

--------------------------------------------------------------------------------

Transfers and withdrawals from the Lifecycle Funds--Conservative and Moderate may be delayed if there is any delay in redemption of units of the Lifecycle Fund Group Trusts. We generally do not expect any such delays.


Special rules apply to withdrawals from the Real Estate Fund. See "Special Rules for Distributions and Transfers from the Real Estate Fund" below.


PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW. TRANSFERS FROM THE ADA FOREIGN FUND, ADA BLUE CHIP GROWTH FUND, EQUITY INDEX FUND, AGGRESSIVE EQUITY FUND, EQUITY INCOME FUND AND LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE ARE PERMITTED DAILY EXCEPT UNDER INFREQUENT CIRCUMSTANCES WHEN THE WITHDRAWALS MAY BE SUBJECT TO A DELAY. SEE "BENEFIT DISTRIBUTIONS" BELOW. IN ADDITION, THE REAL ESTATE FUND IS SUBJECT TO SPECIAL WITHDRAWAL RULES WHICH ARE DESCRIBED UNDER "SPECIAL RULES FOR DISTRIBUTIONS AND TRANSFERS FROM THE REAL ESTATE FUND" BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the Master Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.


Under an individually designed plan and our self-directed prototype plan, your employer must send us a Request for Disbursement Form. We will send single sum payments to your plan's trustee as of the close of business on the day we receive a properly completed form. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from insurance companies selected by the Trustees. See "Types of Benefits." We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you buy a fixed annuity, your check will come from the insurance company you selected. If you are withdrawing more than $50,000 and you would like expedited delivery at your expense, you may request it on your Election of Benefits form.

If a participant in the Master Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survive, the participant's vested benefit will be paid to the participant's estate. If a participant in our prototype self-directed plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) grandchildren, (c) parents, (d) brothers and sisters and (e) nephews and nieces. If none of them survive, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan or traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:



                                     SAI-4

--------------------------------------------------------------------------------

     o hardship withdrawals of salary deferred contributions from 401(k) plans;


     o    certain corrective distributions under Code Section 401(k) plans;

     o    loans that are treated as distributions; and

     o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.


PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, your money remains in the GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

     The Program does not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as explained below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. There are no qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals will be used first. Please note that withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by a carrier other than Equitable Life are subject to Equitable Life's receipt of the proceeds of such GRA from such carrier.


Exempt Withdrawal. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

     o you are a dentist age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

     o you are not a dentist and you attain age 59 1/2 or terminate employment (including retirement);

     o    you are disabled;

     o    you attain age 70 1/2; or

     o    you die.


Qualified Withdrawal. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a dentist and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:


                                     SAI-5

--------------------------------------------------------------------------------

     (i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times

     (ii) the years and/or fraction of a year until maturity, times

     (iii) the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

We will never reduce your original contributions by this adjustment. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we may deduct the excess as necessary from interest accumulated in other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%--4%=2%, (ii) 2% X 1 year=2%, (iii)
2% X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.


You may arrange in advance for the reinvestment of your maturing GRAs by using the AIM System or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)


     o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

     o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

     o If you have never provided GRA maturity instructions, your maturing GRAs will be allocated to the Money Market Guarantee Account.

SPECIAL RULES FOR DISTRIBUTIONS AND TRANSFERS FROM THE REAL ESTATE FUND. At times of insufficient liquidity, we may delay withdrawals from the Real Estate Fund and Prime Property Fund in accordance with the procedures described below. As of the date of this SAI, the Real Estate Fund is fulfilling withdrawal requests on a current basis. You may call us to receive current information regarding the status of Real Estate Fund withdrawals. See "Special Risks Related to the Real Estate Fund" in the prospectus for more information.

THERE IS A MINIMUM WAIT OF ONE CALENDAR QUARTER FOR WITHDRAWALS FROM THE REAL ESTATE FUND. All distributions and transfers from the Real Estate Fund are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed withdrawal request forms. The amount distributed is based on the Real Estate Fund's unit value on the date distribution is made. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.


                                     SAI-6

--------------------------------------------------------------------------------

IN ADDITION TO THE WAIT OF AT LEAST ONE CALENDAR QUARTER WHICH IS REQUIRED BY OUR PROCEDURES, IT IS ALSO POSSIBLE THAT THE REAL ESTATE FUND MAY NOT HAVE ENOUGH CASH TO MAKE ALL WITHDRAWALS AND TRANSFERS WHEN REQUESTED. If at the end of a calendar quarter the Real Estate Fund does not have enough cash to pay all scheduled withdrawals, the withdrawals will be divided into two priority categories:

     o Priority 1 consists of all amounts requested because of death or disability or after age 70 1/2.

     o    Priority 2 consists of all other requests.

The Real Estate Fund will satisfy all scheduled Priority 1 distribution requests before it satisfies any Priority 2 request, even if the Priority 1 requests were received after the Priority 2 requests. If the Real Estate Fund does not have enough cash to make all Priority 1 distributions, distributions will be paid in the order that requests are received. After making all Priority 1 distributions, the Real Estate Fund will make Priority 2 distributions and transfers. If the Real Estate Fund is unable to satisfy all scheduled Priority 2 distributions and transfer requests, the requests will be paid in the order that requests are received.

To make Priority 1 distributions, the Real Estate Fund will use substantially all its liquid assets, keeping only a reserve that we believe is adequate for anticipated expenses. If possible, the Real Estate Fund will also liquidate as much of its interest in Prime Property Fund as required. With regard to Priority 2, we will make distributions and transfers to the extent that funds are available from cash flow and from liquidation of Prime Property Fund units. However, we will not make Priority 2 distributions and transfers if the Real Estate Fund cannot liquidate enough of its interest in Prime Property Fund and we believe that it would be desirable to maintain liquidity to meet anticipated Priority 1 distributions.

Requests that remain unpaid will be scheduled for the next quarterly distribution date. At that time these requests will be satisfied to the extent possible, in accordance with their respective priorities and order of receipt. Please note that if you make a Priority 2 request that is not paid when scheduled, Priority 1 distributions requested in later quarters may be paid before your Priority 2 request.

REAL ESTATE FUND WITHDRAWALS FROM PRIME PROPERTY FUND. If the Real Estate Fund does not have enough liquid assets to pay all requested withdrawals, it will seek to withdraw some or all of its interest from Prime Property Fund. We may postpone withdrawals from Prime Property Fund, however, for such time as we reasonably consider necessary to obtain the amount to be withdrawn or to protect the interests of other participants in Prime Property Fund. In making this determination, we consider primarily (i) the availability of cash to manage Prime Property Fund's property holdings, to meet emergencies and to meet commitments for property acquisitions and loans, (ii) the time necessary to dispose of properties and (iii) any adverse impact of proposed property sales on other participants in Prime Property Fund.

If withdrawal from Prime Property Fund is restricted, any payment from Prime Property Fund is applied pro rata to the withdrawal requests of all participants in Prime Property Fund that are eligible for payment on the withdrawal date, regardless of when those requests were made. Prime Property Fund withdrawal requests not satisfied by a pro rata distribution are deferred until the next withdrawal date (generally the last business day of the following quarter), at which time the amount available for distribution will again be applied pro rata to all pending requests. For purposes of this policy, the Real Estate Fund is considered a single participant in Prime Property Fund, on a par with each other participant in Prime Property Fund. From the first quarter of 1995 through the third quarter of 1995, Prime Property Fund satisfied all participant withdrawal requests. As of the fourth quarter of 1995, Prime Property Fund was unable to satisfy all participant withdrawal requests. Consequently, withdrawals from Prime Property Fund are being


                                     SAI-7

--------------------------------------------------------------------------------

delayed in accordance with the procedures discussed above. However, since June 1994 the Real Estate Fund has had sufficient liquidity, and we have not restricted withdrawals. If the Real Estate Fund experiences periods of insufficient liquidity withdrawals may be delayed as described above under "Special Rules for Distributions and Transfers from the Real Estate Fund." There have been other periods when there was insufficient available cash in Prime Property Fund to meet all withdrawal requests. During these other periods Real Estate Fund withdrawals were not delayed or restricted in any manner because the Real Estate Fund was sufficiently liquid.


A withdrawal from Prime Property Fund by one or more of its larger investors could significantly reduce its cash position and increase the likelihood that the Real Estate Fund would not have cash sufficient to meet all withdrawal requests. At December 31, 1999 there were 152 plans in Prime Property Fund, none of which held more than 5.2% of Prime Property Fund.



TYPES OF BENEFITS

Under the Master Plan, and under most self-directed prototype plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan or a self-directed prototype profit sharing plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal Consent Requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a lump sum payment of only part of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If your vested benefit is $5,000 or less, you will receive a lump sum payment of the entire amount.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate, other than the Real Estate Fund; each payment will be drawn pro rata from all the investment options you have selected. You may not leave or place any assets in the Real Estate Fund. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.


                                     SAI-8

--------------------------------------------------------------------------------

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.


FIXED AND VARIABLE ANNUITY CHOICES

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. All forms of variable annuity benefits under the Program will be provided by us. The payments under variable annuity options reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

Fixed annuities will be issued by insurance companies selected by the ADA Trustees from time to time. We do not currently offer fixed annuities under the Program. Upon your request, the companies selected by the Trustees will provide annuity benefit information. We have no further responsibility for the amount used to purchase a fixed annuity once it has been sent to the insurance company you select. The cost of a fixed annuity is determined by each issuing insurance company. Your Account Executive has more details regarding the insurance companies currently providing annuity benefits under the Program.


SPOUSAL CONSENT REQUIREMENTS

Under the Master Plan and the self-directed prototype plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a qualified Joint Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.


                                     SAI-9

--------------------------------------------------------------------------------

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain self-directed prototype profit sharing plans that do not offer life annuity benefits.


PROVISIONS OF THE MASTER PLAN


PLAN ELIGIBILITY REQUIREMENTS. Under the Master Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) arrangement.


The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below). The Master Plan provides that a partner or shareholder may, upon commencement of employment or upon first becoming eligible to participate in any qualified plan of the employer, make a one-time irrevocable election not to participate in the plan or to make a reduced contribution. This election applies to all plans of the employer, now and in the future, and should be discussed with your tax advisor.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current Federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its Federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral (or post-tax employee contribution) amounts under a 401(k) plan as soon as possible after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE MASTER PLAN. The employer makes annual contributions to its plan based on the plan's provisions.


An employer that adopts the Master Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan, including all participants' salary deferrals under a 401(k) arrangement, may not exceed 15% of all participants' taxable compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.



                                     SAI-10

--------------------------------------------------------------------------------

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

For 2000, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $80,000 from the practice in 1999. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $10,500 for 2000, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2000 is $6,000.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions or equal to up to 3% of compensation and (b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation or a 2% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $170,000 in 2000 in making contributions. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2000, "key employee" means (a) an owner of one of the ten largest (but more than 1/2%) interests in the practice with earnings of more than $30,000, or (b) an officer of the practice with earnings of more than $67,500 or (c) an owner of more than 5% of the practice, or (d) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (b), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination


                                     SAI-11

--------------------------------------------------------------------------------

rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant may not exceed the lesser of (a) $30,000 or (b) 25% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.


The participant will receive an individual confirmation of each transaction (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount each participant deferred, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE 401(k) model amendment to the Master Plan to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the salary deferral amount up to 3% of compensation. The non-elective contribution is 2% of compensation, the employer must make it for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security) and FUTA (unemployment) taxes.


ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling the AIM System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee contributions and 401(k) salary deferral contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT. You may, of course, transfer to another investment option at any time.




                                     SAI-12

--------------------------------------------------------------------------------

THE MASTER PLAN AND SECTION 404(C) OF ERISA. The Master Plan is a participant directed individual account plan designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Section 404(c) plans must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.



VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Master Plan. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Master Plan unless the employer elects a lower age on its adoption agreement.


Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:


              SCHEDULE A     SCHEDULE B     SCHEDULE C
 YEARS OF       VESTED         VESTED         VESTED
  SERVICE     PERCENTAGE     PERCENTAGE     PERCENTAGE
----------   ------------   ------------   -----------
     1             0%             0%             0%
     2           100             20              0
     3           100             40            100
     4           100             60            100
     5           100             80            100
     6           100            100            100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule A or one at least as favorable to participants.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.


                                     SAI-13

--------------------------------------------------------------------------------

PRIME PROPERTY FUND INVESTMENTS

Since typically 85% to 100% of the Real Estate Fund's assets are invested in Prime Property Fund, we provide the following information about the investments of Prime Property Fund. See "The Real Estate Fund-Investment Strategies" in the prospectus for a description of Prime Property Fund's real estate investment strategies and borrowing policies.


At December 31, 1999, Prime Property Fund held 95 investments in wholly-owned properties and equities in partnerships with an aggregate market value of $3.1 billion.

Prime Property Fund seeks to diversify its property portfolio by type and location. Prime Property Fund's major holdings (in wholly-owned properties and equities in partnerships) as of December 31, 1999 included:

     o 13 retail properties, primarily super-regional shopping centers, with an aggregate market value of $1.0 billion.

     o    26 office properties, with an aggregate market value of $1.4 billion.

     o 45 industrial properties (primarily warehouses) and research and development facilities, with an aggregate market value of $398.7 million.

     o    4 hotels, with an aggregate market value of $103.8 million.

     o 7 other properties, which include any other income-producing properties not specifically mentioned above, with an aggregate market value of $133.2 million.

In addition to wholly-owned properties and equities in partnerships, Prime Property Fund has 4 investments in mortgage loans receivable with an aggregate market value of $260.3 million, or 7.8% of Prime Property Fund's investments. Mortgages and common stock may be accepted as partial consideration for properties sold.

BORROWINGS. Borrowings on seven wholly-owned properties held in Prime Property Fund as of December 31, 1999 are summarized below.



--------------------------------------------------------------------------------
Summary of Borrowings*--December 31, 1999
       Number of mortgages payable .........................           5
       Number of encumbered properties .....................           7
       Outstanding secured borrowings (millions) ...........     $ 399.4
       Outstanding unsecured borrowings (millions) .........     $ 516.3
       Borrowings as a percent of total assets .............        26.9%

----------

*Prime Property Fund also held interests in real estate partnerships having total assets of $1.2 billion and total liabilities of $518 million.
--------------------------------------------------------------------------------



                                     SAI-14

--------------------------------------------------------------------------------
HOLDINGS OF PRIME PROPERTY FUND


Below we provide charts that describe the investments in wholly-owned properties, partnership equities and mortgage-loan receivables and REIT stock of Prime Property Fund as of December 31, 1999 and for the other periods indicated.



-------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENT VALUE BY TYPE AND LOCATION* (BY PERCENTAGE) -- DECEMBER 31, 1999
-------------------------------------------------------------------------------
                      SOUTH        EAST      MID-WEST       WEST        TOTAL
-------------------------------------------------------------------------------
 Industrial/R&D         3.2%        2.4%        1.0%         5.4%        12.0%
 Office                  --        25.5         5.7         14.5         45.7
 Retail                 2.6        11.7         9.8         11.0         35.1
 Hotel                  1.0         2.1          --           --          3.1
 Other                  0.9         1.8         1.4           --          4.1
-------------------------------------------------------------------------------
 Total                  7.7%       43.5%       17.9%        30.9%       100.0%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY TYPE AND LOCATION* (BY NUMBER OF INVESTMENTS) -- DECEMBER 31, 1999
-------------------------------------------------------------------------------
                     SOUTH     EAST     MID-WEST     WEST     TOTAL
-------------------------------------------------------------------------------
 Industrial/R&D        12        9          5         19       45
 Office                --       15          6          7       28
 Retail                 2        5          5          3       15
 Hotel                  2        2         --         --        4
 Other                  1        4          2         --        7
-------------------------------------------------------------------------------
 Total                 17       35         18         29       99
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENT VALUE BY LOCATION* (BY PERCENTAGE) -- DECEMBER 31,
-------------------------------------------------------------------------------
                   1999      1998       1997      1996       1995       1994
                --------- ---------- --------- ---------- ---------- ----------
 South              7.7%      11.2%     14.6%      17.7%      18.5%      19.7%
 East              43.5       44.0      41.2       35.4       35.0       31.0
 Mid-West          17.9       15.9      15.3       22.9       24.0       27.3
 West              30.9       28.9      27.1       24.0       22.5       22.0
 Not Applicable      --         --       1.8         --         --         --
-------------------------------------------------------------------------------


------------------
*     Each region comprises the states indicated:

South: Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, Oklahoma, Tennessee, Texas

East: Connecticut, Delaware, District of Columbia, Kentucky, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Vermont, Virginia, West Virginia

Mid-West: Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, Wisconsin

West: Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming


                                     SAI-15

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENT VALUE BY PROPERTY TYPE (BY PERCENTAGE) -- DECEMBER 31,
-----------------------------------------------------------------------------------------------
                       1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------
 Industrial/R&D         12.0%        13.7%        14.0%        11.6%        11.0%        10.6%
 Office                 45.7         45.0         37.1         30.6         30.1         24.9
 Retail                 35.1         35.5         40.8         53.0         54.4         60.8
 Hotel                   3.1          3.2          5.1          3.7          3.5          3.2
 Other                   4.1          2.6          3.0          1.1          1.0          0.5
-----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENT VALUE BY TYPE OF OWNERSHIP (BY PERCENTAGE) -- DECEMBER 31,
--------------------------------------------------------------------------------------
                     WHOLLY-OWNED       EQUITY IN          MORTGAGE
                     REAL ESTATE*     PARTNERSHIPS     LOANS RECEIVABLE       TOTAL
--------------------------------------------------------------------------------------
 Industrial/R&D           11.5%            0.5%                --              12.0%
 Office                   35.3             7.5                2.9%             45.7
 Retail                   27.9             2.3                4.9              35.1
 Hotel                     3.1              --                 --               3.1
 Other                     2.3             1.8                 --               4.1
--------------------------------------------------------------------------------------
 Total                    80.1%           12.1%               7.8%            100.0%
--------------------------------------------------------------------------------------


* Title to wholly-owned properties allocated to Prime Property Fund is generally held in Equitable Life's name.


----------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY VALUE RANGE* -- DECEMBER 31, 1999
----------------------------------------------------------------------
   INVESTMENT                                           PERCENTAGE OF
     VALUE           PERCENTAGE OF       NUMBER OF       TOTAL NUMBER
   (MILLIONS)      INVESTMENT VALUE     INVESTMENTS     OF INVESTMENTS
----------------------------------------------------------------------
 Under $2.5                0.4%               7               7.1%
$  2.5-$5                  2.0               17              17.2
$   5-$10                  4.5               19              19.2
$  10-$20                  6.1               15              15.1
$  20-$50                 20.4               20              20.2
$ 50-$100                 33.8               15              15.1
 Over $100                32.8                6               6.1
----------------------------------------------------------------------
 Total                   100.0%              99             100.0%
----------------------------------------------------------------------


*     Includes all investments stated at the Fund's ownership share.


                                     SAI-16

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS APPLICABLE TO THE GROWTH EQUITY FUND


The Growth Equity Fund will not:

     o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities);

     o make an investment in order to exercise control or management over a company;

     o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

     o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

     o trade in commodities or commodity contracts; purchase or write puts and calls (options);

     o purchase real estate or mortgages, except as stated below. The Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ");

     o have more than 5% of its assets invested in the securities of any one registered investment company. The Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

     o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

     o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

     o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

     o make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.


HOW WE DETERMINE UNIT VALUES FOR THE FUNDS

THE EQUITY FUNDS. We determine the unit value for each Equity Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day (for the Growth Equity Fund we also subtract any audit and custodial fees). We calculate the net investment factor as follows:

     o First, we take the value of the Fund's assets at the close of business on the preceding business day.

     o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.


                                     SAI-17

--------------------------------------------------------------------------------

     o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

     o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b) is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

THE REAL ESTATE FUND. We determine the unit value for the Real Estate Fund once each month, generally as of the close of business on the first business day after the day the unit value for Prime Property Fund is known. We first determine the gross unit value, which is equal to (a) plus (b) plus (c) divided by (d), where:

(a) is the aggregate value of all units of Prime Property Fund held by the Real Estate Fund determined as of the last business day of the preceding month;

(b) is the aggregate value of all units of Separate Account No. 2A and cash or cash equivalents held by the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known;

(c) is the net value of all other assets and liabilities of the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known; and

(d) is the total number of Real Estate Fund Units outstanding.

To obtain the Real Estate Fund unit value, we then adjust this gross unit value for Fund fees and other expenses at rates equal to 1/12 of the annual rates.

For information on how we value the assets of Prime Property Fund held by the Real Estate Fund, see the next section of the SAI. We discuss valuation of the units of Separate Account No. 2A and cash equivalents held by the Real Estate Fund in the next section under The Growth Equity Fund--Short-Term Debt Securities.

HOW WE VALUE THE ASSETS OF THE INVESTMENT FUNDS

THE GROWTH EQUITY FUND. The assets of the Growth Equity Fund are valued as follows:

     o STOCKS listed on national securities exchanges or traded on the NASDAQ national market system are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ system are valued at inside (highest) quoted bid prices.


                                     SAI-18

--------------------------------------------------------------------------------

     o FOREIGN SECURITIES not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

     o UNITED STATES TREASURY SECURITIES and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

     o LONG-TERM PUBLICLY TRADED CORPORATE BONDS (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

     o CONVERTIBLE PREFERRED STOCKS listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

     o CONVERTIBLE BONDS and UNLISTED CONVERTIBLE PREFERRED STOCKS are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

     o SHORT-TERM DEBT SECURITIES that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The Growth Equity Fund, as well as the Real Estate Fund, may also acquire short-term debt securities through units in our Separate Account No. 2A. These unit values are calculated in the same way as Fund Units. The assets of Separate Account No. 2A are valued as described above.

Our investment officers determine in good faith the fair value of securities and other assets that do not have a readily available market price in accordance with accepted accounting practices and applicable laws and regulations.


OTHER EQUITY FUNDS. The Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund, ADA Blue Chip Growth Fund and the Lifecycle Funds--Conservative and Moderate, invest all of their assets in the MFS Emerging Growth Fund, Templeton Foreign Fund, SSgA S&P 500 Index Fund, Putnam Equity Income Fund, INVESCO Blue Chip Growth Fund and Lifecycle Fund Group Trusts--Conservative and Moderate, respectively. The Group Trusts, in turn, invests all of their assets in the Underlying State Street Funds.

The asset value of the MFS Emerging Growth Fund, the Templeton Foreign Fund--Class A, the SSgA S&P 500 Index Fund, the Putnam Equity Income Fund and the INVESCO Blue Chip Growth Fund is computed on a daily basis by each of these funds. See the prospectus for each of these Underlying Mutual Funds for information on valuation methodology. See our separate prospectus for the Lifecycle Funds for information on valuation methodology with respect to the investments of those Funds.



                                     SAI-19

--------------------------------------------------------------------------------

ASSETS HELD IN PRIME PROPERTY FUND. The values of real estate investments are estimated in accordance with the policies and procedures of the Appraisal Institute. Ultimate realization of the market values is dependent to a great extent on economic and other conditions that are beyond management's control (such as general economic conditions, conditions affecting tenants and other events occurring in the markets in which individual properties are located). Further, values may or may not represent the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Market value considers the financial aspects of a property, market transactions and the relative yield for an asset as measured against alternative investments. During the first three quarters of 1998, appraisal of the real properties held by Prime Property Fund were prepared by our valuation staff or by third-party appraisers. All staff appraisals were concurred with and reviewed by one of three designated third party appraisal firms, which also physically inspected one-third of the properties on a rotating basis. During 1999 and the fourth quarter of 1998, all appraisals were prepared by independent external appraisers. The external appraisals are reviewed by the external appraisal management firm. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Institute. Appraised values do not necessarily represent the prices at which the real estate investments would sell since sales prices are determined by negotiation between willing buyers and sellers.


The values of real estate properties and partnership equities are determined giving consideration to income, cost, and market data approaches of estimating property value. The income approach projects an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and demographic data. The cost approach estimates the replacement cost of the building less depreciation plus the land value. Generally, this approach provides a check on the income approach. The market data approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities which typically provide a range of value. Generally, the income approach carries the most weight in the value reconciliation.


Investment values are determined quarterly from limited restricted appraisals, in accordance with the Uniform Standards of Professional Appraisal Practice, which include less documentation but nevertheless meet minimum requirements of the Appraisal Standards Board and the Appraisal Institute and are considered appraisals. In these appraisals, a full discounted cash flow analysis, which is the basis of an income approach, is the primary focus. Interim monthly valuations are determined giving consideration to material investment transactions. Full appraisal reports on selected properties are prepared on a rotating basis.

We value partnership equities using Prime Property Fund's equity in the net assets of the partnerships, in accordance with the valuation procedures described above.


During the past five years, on average, net proceeds from sales of properties in which Equitable Life retained no equity interest equaled approximately 99.7% of their most recent quarterly valuation.


The fair value of mortgage loans receivable held in Prime Property Fund has been determined by one or more of the following criteria as appropriate: (i) on the basis of estimated market interest rates for loans of comparable quality and maturity, (ii) by recognizing the value of equity participations and options to enter into equity participations contained in certain loan instruments and (iii) giving consideration to the value of the underlying security.


                                     SAI-20

--------------------------------------------------------------------------------

See Notes to the Financial Statements of Separate Account No. 8 (Prime Property
Fund) in this SAI for more information about the valuation of investments in Prime Property Fund.

GROWTH EQUITY FUND TRANSACTIONS


The Growth Equity Fund is charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for a Fund are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by Alliance Capital Management L.P. ("Alliance") and Equitable Life. For 1999, 1998 and 1997, the Growth Equity Fund paid $5,877,438, $4,288,187, and $3,698,148, respectively, in brokerage commissions.


We and Alliance seek to obtain the best price and execution of all orders placed for the portfolios of the funds, considering all the circumstances. If transactions are executed in the over-the-counter market, we and Alliance deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. On occasion, we and Alliance may execute portfolio transactions for the Funds as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients that we or Alliance advise. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When the concurrent authorizations occur, our objective is to allocate the executions among the Funds and the other accounts in a fair manner.

We also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. The factors we use to evaluate research services include the diversity of sources used by the broker, and the broker's experience, analytical ability, and professional stature. Our receipt of research services from brokers tends to reduce our expenses in managing the Funds. We take this expense reduction into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we only select brokers whose commissions we believe are reasonable in all the circumstances. Of the brokerage commissions paid by the Growth Equity Fund during 1999, $2,308,108 was paid to brokers providing research services on transactions of $2,810,065,842.


We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts that we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. We have no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that we will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. We may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

We may use the research information we obtain in servicing all accounts under our management, including our general account. Similarly, not all research provided by a broker or dealer with which the Fund transacts business necessarily will be used in connection with the Fund.

When making securities transactions for the Fund that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner


                                     SAI-21

--------------------------------------------------------------------------------

at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research, but the Fund will not pay a higher price. The fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

PRIME PROPERTY FUND TRANSACTIONS


Prime Property Fund is charged separately for fees paid to independent property managers, outside legal expenses, operating expenses, real estate taxes and insurance premiums. Compass Management & Leasing ("Compass") a former affiliate, of Lend Lease, had been retained to provide management and leasing services for certain properties of Prime Property Fund. On September 30, 1998, Lend Lease sold Compass to LaSalle Partners Incorporated now Jones Lang LaSalle ("LaSalle"). LaSalle will continue to manage certain properties for Prime Property Fund. During 1999, LaSalle earned an aggregate of $9.7 million in property management and leasing fees from Prime Property Fund.


INVESTMENT MANAGEMENT FEE

The table below shows the amount we received in investment management fees under the Program during each of the last three years. See "Charges and Expenses" in the prospectus.


                                           1999           1998           1997
                                       -----------   -------------   -----------
       Growth Equity Fund ..........    $971,974      $1,030,425      $981,577
       Real Estate Fund ............    $ 66,968      $   48,146      $ 42,978


UNDERWRITER


AXA Advisors, Inc. (formerly EQ Financial Consultants, Inc.), an affiliate of Equitable Life, may be deemed to be the principal underwriter of separate account units under the group annuity contract. AXA Advisors is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. AXA Advisor's principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the units under the contract is continuous. We have paid no underwriting commissions during any of the last three fiscal years with respect to units of interest under the contract. See "Charges and Expenses" in the prospectus.



                                     SAI-22

--------------------------------------------------------------------------------

OUR MANAGEMENT


We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of Equitable and/or its affiliates in various executive positions during the last five years.



DIRECTORS
NAME                          PRINCIPAL OCCUPATION
---------------------------   -------------------------------------------------------------------------
Francoise Colloc'h            Member of the AXA Management Board and Group Executive
                              President, Human Resources, Communication and Synergies of AXA.
Henri de Castries             Chairman of the Board, AXA Financial; Vice Chairman, AXA's
                              Management Board.
Joseph L. Dionne              Retired Chairman and Chief Executive Officer, The McGraw-Hill
                              Companies.
Denis Duverne                 Executive Vice President, International AXA; member, AXA Executive
                              Board.
Jean-Rene Fourtou             Vice Chairman of the Management Board, Aventis; prior thereto,
                              Chairman and Chief Executive Officer, Rhone-Poulenc, S.A.
Norman C. Francis             President, Xavier University of Louisiana.
Donald J. Greene              Of Counsel, LeBoeuf, Lamb, Greene & MacRae, L.L.P.; prior thereto,
                              Partner of the firm.
John T. Hartley               Director and retired Chairman and Chief Executive Officer, Harris
                              Corporation.
John H. F. Haskell, Jr.       Senior Advisor, Warburg, Dillon Read LLC; prior thereto, Managing
                              Director and member of the Board of Directors.
Mary (Nina) Henderson         Corporate Vice President, Core Business Development of Bestfoods
                              (formerly CPC International, Inc.); prior thereto, Vice President and
                              President, Bestfoods Grocery.
W. Edwin Jarmain              President, Jarmain Group Inc.
George T. Lowy                Partner, Cravath, Swaine & Moore.
Didier Pineau-Valencienne     Vice Chairman, Credit Suisse First Boston; Honorary Chairman,
                              Schneider Electric; prior thereto, Chairman and Chief Executive Officer.
George J. Sella, Jr.          Retired Chairman and Chief Executive Officer, American Cyanamid
                              Company.
Peter J. Tobin                Dean, Peter J. Tobin College of Business Administration, St. John's
                              University; prior thereto, Chief Financial Officer, Chase Manhattan
                              Corp.
Dave H. Williams              Chairman, Alliance Capital Management; prior thereto, Chief Executive
                              Officer.
Michael Hegarty               President and Chief Operating Officer of Equitable Life; Senior Vice
                              Chairman and Chief Operating Officer, AXA Financial, Inc.; prior thereto, Vice Chairman, Chase Manhattan Corporation.
Edward D. Miller              Chairman of the Board and Chief Executive Officer, Equitable Life;
                              former Senior Vice Chairman of Chase Manhattan Corporation; prior thereto, President and Senior Vice Chairman of Chemical Bank.


                                     SAI-23

--------------------------------------------------------------------------------


DIRECTORS
NAME                    PRINCIPAL OCCUPATION
---------------------   ------------------------------------------------------------------------
Stanley B. Tulin        Vice Chairman of the Board and Chief Financial Officer of Equitable
                        Life; prior thereto, Senior Executive Vice President of AXA Financial,
                        Inc. and Chairman of the Insurance Consulting and Actuarial Practice of
                        Coopers & Lybrand, L.L.P.
Leon B. Billis          Executive Vice President and Chief Information Officer.
Derry E. Bishop         Executive Vice President and Chief Agency Officer, Equitable Life and
                        AXA Client Solutions; Director and Executive Vice President, AXA
                        Advisors, LLC.
Harvey Blitz            Senior Vice President of Equitable and of AXA Financial, Inc.;
                        Executive Vice President, AXA Advisors, LLC.
Kevin R. Byrne          Senior Vice President and Treasurer, Equitable Life, AXA Financial,
                        Inc., AXA Client Solutions, LLC, Equitable Distributors and Equitable
                        of Colorado.
John A. Caroselli       Executive Vice President; prior thereto, Senior Vice President, Chase
                        Manhattan Corp.
Judy A. Faucett         Senior Vice President and Actuary; prior thereto, Partner and Senior
                        Actuarial Consultant of Coopers & Lybrand L.L.P.
Alvin H. Fenichel       Senior Vice President and Controller, Equitable Life and AXA
                        Financial, Inc.
Paul J. Flora           Senior Vice President and Auditor; Vice President and Auditor, AXA
                        Financial, Inc.
Robert E. Garber        Executive Vice President and Chief Legal Officer; General Counsel,
                        AXA Financial, Inc.
Donald R. Kaplan        Senior Vice President, Chief Compliance Officer and Associate General
                        Counsel.
Michael S. Martin       Executive Vice President and Chief Marketing Officer; Chairman and
                        Chief Executive Officer; AXA Advisors LLC; President, Equitable of
                        Colorado.
Richard J. Matteis      Executive Vice President; prior thereto, Executive Vice President Chase
                        Manhattan Corp.
Peter D. Norris         Executive Vice President and Chief Investment Officer, Equitable Life
                        and AXA Financial, Inc.; Chairman, President and Trustee of EQ
                        ADVISORS TRUST; Executive Vice President of AXA Client Solutions
                        and Equitable of Colorado; Chief Investment Officer of Equitable of
                        Colorado.
Brian S. O'Neil         Executive Vice President of Equitable Life, AXA Financial, Inc. and
                        AXA Client Solutions.
Anthony C. Pasquale     Senior Vice President of Equitable Life and AXA Client Solutions;
                        Chairman and Chief Operating Officer, Casualty.
Pauline Sherman         Senior Vice President, Secretary and Associate General Counsel of
                        Equitable Life, AXA Financial, Inc. and AXA Client Solutions; Senior
                        Vice President and Secretary, Equitable of Colorado.
Richard V. Silver       Senior Vice President and General Counsel, Equitable Life; Senior Vice
                        President and Associate General Counsel, AXA Financial, Inc. and
                        AXA Client Solutions; Vice President and General Counsel, Equitable
                        of Colorado.


                                     SAI-24

--------------------------------------------------------------------------------


DIRECTORS
NAME                  PRINCIPAL OCCUPATION
-------------------   -------------------------------------------------------------------
Jose S. Suquet        Senior Executive Vice President and Chief Distribution Officer,
                      Equitable Life and AXA Client Solutions; Chairman, EDI.
Gregory G. Wilcox     Executive Vice President, Equitable Life and AXA Financial, Inc.
R. Lee Wilson         Executive Vice President, Equitable Life and AXA Client Solutions.

                                     SAI-25

--------------------------------------------------------------------------------

                             FINANCIAL STATEMENTS

The financial statements of Equitable Life included in this Statement of Additional Information should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account Nos. 4 (Pooled), 30 (Pooled), 191, 200 and 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts. The financial statements of Separate Account No. 8 (Prime Property Fund) reflect charges against the account made in accordance with the terms of all other contracts participating in the account, there are no Program fees charged against Separate Account No. 8.



SEPARATE ACCOUNT NO. 4 (POOLED):
   Report of Independent Accountants ..................................................... SAI-27
Separate Account No. 4 (Pooled) (The Growth Equity Fund):
   Statement of Assets and Liabilities, December 31, 1999 ................................ SAI-28
   Statements of Operations Year Ended December 31, 1999 ................................. SAI-29
   Statements of Changes in Net Assets Years Ended December 31, 1999 and 1998 ............ SAI-30
   Portfolio of Investments, December 31, 1999 ........................................... SAI-31
   Notes to Financial Statements ......................................................... SAI-36
SEPARATE ACCOUNT NOS. 191, 200 AND 206:
   Report of Independent Accountants ..................................................... SAI-39
Separate Account No. 191 (The ADA Foreign Fund):
   Statement of Assets and Liabilities, December 31, 1999 ................................ SAI-40
   Statements of Operations Year Ended December 31, 1999 ................................. SAI-41
   Statements of Changes in Net Assets Years Ended December 31, 1999 and 1998 ............ SAI-42
Separate Account No. 200 (The Aggressive Equity Fund):
   Statement of Assets and Liabilities, December 31, 1999 ................................ SAI-43
   Statements of Operations Year Ended December 31, 1999 ................................. SAI-44
   Statements of Changes in Net Assets Years Ended December 31, 1999 and 1998 ............ SAI-45
Separate Account No. 206
   Statement of Assets and Liabilities, December 31, 1999 ................................ SAI-46
   Statements of Operations Year Ended December 31, 1999 ................................. SAI-47
   Statements of Changes in Net Assets Years Ended December 31, 1999 and 1998 ............ SAI-48
Separate Account Nos. 191, 200 and 206:
   Notes to Financial Statements ......................................................... SAI-49
SEPARATE ACCOUNT NO. 30 (POOLED) (THE REAL ESTATE FUND):
   Report of Independent Accountants ..................................................... SAI-50
   Statements of Assets and Liabilities, December 31, 1999 and 1998 ...................... SAI-51
   Statements of Operations and Changes in Net Assets for the Years Ended December 31,
     1999 and 1998 ....................................................................... SAI-52
   Statements of Cash Flows for the Years Ended December 31, 1999 and 1998 ............... SAI-53
   Notes to Financial Statements ......................................................... SAI-54
SEPARATE ACCOUNT NO. 8 (PRIME PROPERTY FUND):
   Report of Independent Accountants ..................................................... SAI-56
   Statement of Independent Appraisers ................................................... SAI-57
   Statements of Assets and Liabilities, December 31, 1999 and 1998 ...................... SAI-58
   Statements of Operations and Changes in Net Assets for the Years Ended December 31,
     1999 and 1998 ....................................................................... SAI-59
   Statements of Cash Flows for the Years Ended December 31, 1999 and 1998 ............... SAI-60
   Notes to Financial Statements ......................................................... SAI-61
   Schedule X: Supplementary Income Statement Information, December 31, 1999 and 1998 .... SAI-70
   Schedule XII: Mortgage Loans Receivable on Real Estate, December 31, 1999 and 1998 .... SAI-71
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES:
   Report of Independent Accountants ..................................................... SAI-74
   Consolidated Balance Sheets, December 31, 1999 and 1998 ............................... SAI-75
   Consolidated Statements of Earnings for the Years Ended December 31, 1999, 1998 and
     1997 ................................................................................ SAI-76
   Consolidated Statements of Shareholder's Equity and Comprehensive Income for the Years
     Ended December 31, 1999, 1998 and 1997 .............................................. SAI-77
   Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and
     1997................................................................................. SAI-78
   Notes to Consolidated Financial Statements ............................................ SAI-79

                                     SAI-26

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 4 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the selected per unit data (included under Condensed Financial Information in the prospectus of American Dental Association Members Retirement Program) present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) (The Growth Equity Fund) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1999, the result of its operations for the year then ended, changes in its net assets for the two years then ended, and the selected per unit data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the selected per unit data (hereafter referred to as "financial statements") are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 1, 2000


                                     SAI-27

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Assets and Liabilities
December 31, 1999


------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $1,333,345,581) .................................    $1,777,794,011
 Long-term debt securities -- at market value (amortized cost: $7,810,985) ...............        11,874,375
 Participation in Separate Account No. 2A -- at amortized cost, which approximates market value, equivalent to
  120,801 units at $300.60 ...............................................................        36,312,393
Receivable for investment securities sold ................................................         6,662,243
Dividends and interest receivable ........................................................         1,361,064
------------------------------------------------------------------------------------------------------------
  Total assets ...........................................................................     1,834,004,086
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Due to Equitable Life's General Account ..................................................        39,371,465
Payable for investment securities purchased ..............................................         1,639,781
Custodian fee payable ....................................................................           367,334
Investment management fees payable .......................................................             3,770
Accrued expense ..........................................................................           482,251
------------------------------------------------------------------------------------------------------------
  Total liabilities ......................................................................        41,864,601
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,792,139,485
============================================================================================================
Amount retained by Equitable Life in Separate Account No. 4 ..............................    $    2,714,541
Net assets attributable to contract owners ...............................................     1,735,846,337
Net assets attributable to annuity benefits ..............................................        53,578,607
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,792,139,485
============================================================================================================


See Notes to Financial Statements.

                                     SAI-28

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)

(THE GROWTH EQUITY FUND)

OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITD STATES



Statement of Operations
YEAR ENDED DECEMBER 31, 1999


----------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends .............................................................    $   9,728,926
Interest ..............................................................          421,216
----------------------------------------------------------------------------------------
Total investment income ...............................................       10,150,142
----------------------------------------------------------------------------------------
EXPENSES (NOTE 4):
Asset and investment management fees ..................................       (7,361,227)
Administrative fees ...................................................       (6,442,906)
Operating expenses ....................................................         (569,529)
----------------------------------------------------------------------------------------
Total expenses ........................................................      (14,373,662)
----------------------------------------------------------------------------------------
Net investment loss ...................................................       (4,223,520)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions .........      294,811,943
Change in unrealized appreciation/depreciation of investments .........      264,368,034
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments .......................      559,179,977
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................    $ 554,956,457
========================================================================================


See Notes to Financial Statements.

                                     SAI-29

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Changes in Net Assets


-------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                         1999                 1998
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ..........................................................    $     (4,223,520)      $   (5,333,397)
Net realized gain on investments and foreign currency transactions ...........         294,811,943          424,897,105
Change in unrealized appreciation/depreciation of investments ................         264,368,034         (505,981,445)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations .............         554,956,457          (86,417,737)
-------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................         369,385,670          451,738,195
Withdrawals ..................................................................      (1,245,308,651)        (897,373,357)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals .....        (875,922,981)        (445,635,162)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to Equitable Life's transactions .....              58,823               23,520
-------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS .......................................................        (320,907,701)        (532,029,379)
NET ASSETS -- BEGINNING OF YEAR ..............................................       2,113,047,186        2,645,076,565
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ....................................................    $  1,792,139,485       $2,113,047,186
=========================================================================================================================


See Notes to Financial Statements.

                                     SAI-30

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)

OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Portfolio of Investments -- December 31, 1999


-------------------------------------------------------------------------------
                                                    NUMBER OF        MARKET
                                                      SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS-SPECIALTY (0.4%)
Lyondell Chemical Company ......................      600,000     $  7,650,000
                                                                  ------------
TOTAL BASIC MATERIALS (0.4%) ...................                     7,650,000
                                                                  ------------
CONSUMER CYCLICALS
AIRLINES (11.5%)
Alaska Air Group, Inc.* ........................      540,000       18,967,500
America West Holdings Corp. (Class B)* .........       90,000        1,867,500
Continental Airlines, Inc. (Class B)* ..........    2,935,000      130,240,624
Northwest Airlines Corp. (Class A)* ............    2,475,000       55,068,750
                                                                  ------------
                                                                   206,144,374
                                                                  ------------
APPAREL, TEXTILE (1.9%)
Mohawk Industries, Inc.* .......................      577,600       15,234,200
Unifi, Inc.* ...................................    1,575,000       19,392,188
                                                                  ------------
                                                                    34,626,388
                                                                  ------------
AUTO RELATED (1.7%)
Budget Group, Inc.* ............................    1,225,000       11,101,563
Dollar Thrifty Automotive Group, Inc.* .........      780,000       18,671,250
Monaco Coach Corp.* ............................       10,200          260,738
                                                                  ------------
                                                                    30,033,551
                                                                  ------------
FOOD SERVICES, LODGING (1.1%)
Extended Stay America, Inc.* ...................    2,665,000       20,320,625
                                                                  ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.8%)
Industrie Natuzzi Spa (ADR) ....................    1,053,900       13,964,175
                                                                  ------------
LEISURE RELATED (10.1%)
Carnival Corp. .................................    1,124,200       53,750,813
Cendant Corporation* ...........................      660,000       17,531,250
Metro-Goldwyn-Mayer, Inc.* .....................      200,000        4,712,500
Park Place Entertainment Corp.* ................      600,000        7,500,000
Royal Caribbean Cruises Ltd.* ..................    1,950,000       96,159,374
                                                                  ------------
                                                                   179,653,937
                                                                  ------------

                                     SAI-31

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


--------------------------------------------------------------------------------------
                                                           NUMBER OF        MARKET
                                                             SHARES          VALUE
--------------------------------------------------------------------------------------
RETAIL -- GENERAL (1.2%)
Bed Bath & Beyond, Inc.* ..............................      240,000     $  8,340,000
TJX Cos., Inc. ........................................      320,000        6,540,000
Venator Group, Inc.* ..................................      975,000        6,825,000
                                                                         ------------
                                                                           21,705,000
                                                                         ------------
TOTAL CONSUMER CYCLICALS (28.3%) ......................                   506,448,050
                                                                         ------------
CONSUMER NONCYCLICALS
BEVERAGES (0.2%)
Pepsi Bottling Group, Inc. ............................      200,000        3,312,500
                                                                         ------------
HOSPITAL SUPPLIES & SERVICES (5.0%)
Health Management Associates, Inc. (Class A)* .........    3,119,200       41,719,300
HEALTHSOUTH Corp.* ....................................    3,250,000       17,468,750
McKesson HBOC, Inc. ...................................      300,000        6,768,750
Quintiles Transnational Corp.* ........................      585,000       10,932,188
Tenet Healthcare Corp.* ...............................      535,000       12,572,500
                                                                         ------------
                                                                           89,461,488
                                                                         ------------
MEDIA & CABLE (1.1%)
Rogers Communications, Inc. (Class B)* ................      620,000       15,345,000
UnitedGlobalcom, Inc. (Class A)* ......................       50,000        3,531,250
                                                                         ------------
                                                                           18,876,250
                                                                         ------------
RETAIL -- FOOD (0.1%)
Kroger Co.* ...........................................      150,000        2,831,250
                                                                         ------------
TOTAL CONSUMER NONCYCLICALS (6.4%) ....................                   114,481,488
                                                                         ------------
CREDIT-SENSITIVE
BANKS (0.3%)
Bank of Tokyo-Mitsubishi Ltd. .........................      345,000        4,808,438
                                                                         ------------
FINANCIAL SERVICES (8.9%)
Associates First Capital Corp. (Class A) ..............      650,000       17,834,375
CIT Group, Inc. (Class A) .............................      399,170        8,432,466
Edwards (A.G.), Inc. ..................................      805,000       25,810,313
Legg Mason, Inc. ......................................    2,965,000      107,481,250
                                                                         ------------
                                                                          159,558,404
                                                                         ------------

                                     SAI-32

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


--------------------------------------------------------------------------------------
                                                           NUMBER OF        MARKET
                                                             SHARES          VALUE
--------------------------------------------------------------------------------------
INSURANCE (9.1%)
Ace Ltd. ..............................................    2,000,000     $ 33,375,000
CNA Financial Corp.* ..................................    3,323,500      129,408,780
                                                                         ------------
                                                                          162,783,780
                                                                         ------------
REAL ESTATE (0.3%)
Prime Retail, Inc. ....................................    1,000,000        5,625,000
                                                                         ------------
UTILITY -- TELEPHONE (8.4%)
Centurytel, Inc. ......................................      110,100        5,215,988
Tele Celular Sul Participacoes (ADR) ..................       50,000        1,587,500
Tele Centro Oeste Celular Participacoes (ADR) .........      100,000          650,000
Tele Nordeste Celular Participacoes (ADR) .............       30,000        1,515,000
Tele Sudeste Celular Participacoes (ADR) ..............      349,300       13,557,206
Telemig Celular Participacoes (ADR) ...................      100,000        4,618,750
Telephone & Data Systems, Inc. ........................      790,000       99,540,000
Telesp Celular Participacoes (ADR) ....................      200,000        8,475,000
Viatel, Inc.* .........................................      297,200       15,937,350
                                                                         ------------
                                                                          151,096,794
                                                                         ------------
TOTAL CREDIT-SENSITIVE (27.0%) ........................                   483,872,416
                                                                         ------------
ENERGY
OIL -- DOMESTIC (2.5%)
Kerr-McGee Corp. ......................................      585,000       36,270,000
Murphy Oil Corp. ......................................      145,000        8,319,375
                                                                         ------------
                                                                           44,589,375
                                                                         ------------
OIL -- INTERNATIONAL (0.1%)
IRI International Corporation* ........................      305,000        1,220,000
                                                                         ------------
OIL -- SUPPLIES & CONSTRUCTION (0.7%)
Stolt Comex Seaway S.A.* ..............................      165,000        1,825,313
Stolt Comex Seaway S.A. (ADR) (Class A)* ..............    1,058,000       11,638,000
                                                                         ------------
                                                                           13,463,313
                                                                         ------------
TOTAL ENERGY (3.3%) ...................................                    59,272,688
                                                                         ------------



                                     SAI-33

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


----------------------------------------------------------------------------------------------------
                                                                       NUMBER OF         MARKET
                                                                         SHARES           VALUE
----------------------------------------------------------------------------------------------------
TECHNOLOGY
ELECTRONICS (0.8%)
ARDENT Software, Inc.* ............................................      150,000     $    5,850,000
DBT Online, Inc.* .................................................      359,900          8,772,563
                                                                                     --------------
                                                                                         14,622,563
                                                                                     --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Informix Corporation* .............................................      887,600         10,096,450
                                                                                     --------------
TELECOMMUNICATIONS (30.4%)
Adelphia Business Solutions* ......................................       90,000          4,320,000
Amdocs Ltd.* ......................................................      515,000         17,767,500
American Satellite Network -- Warrants (Expire 06/30/00)* .........       70,000                  0
Global TeleSystems Group, Inc.* ...................................    3,980,000        137,807,499
Mannesmann AG .....................................................       40,000          9,641,482
Millicom International Cellular S.A.* .............................    2,165,500        135,073,062
NTL Incorporated* .................................................      820,000        102,295,000
PSINet, Inc.* .....................................................      237,500         14,665,625
RCN Corporation* ..................................................      710,100         34,439,850
United States Cellular Corp.* .....................................      885,000         89,329,688
                                                                                     --------------
                                                                                        545,339,706
                                                                                     --------------
TOTAL TECHNOLOGY (31.8%) ..........................................                     570,058,719
                                                                                     --------------
DIVERSIFIED
MISCELLANEOUS (2.0%)
U.S. Industries, Inc. .............................................      919,600         12,874,400
Viad Corp. ........................................................      830,000         23,136,250
                                                                                     --------------
TOTAL DIVERSIFIED (2.0%) ..........................................                      36,010,650
                                                                                     --------------
TOTAL COMMON STOCKS (99.2%)
 (Cost $1,333,345,581).............................................                   1,777,794,011
                                                                                     --------------



                                     SAI-34

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Concluded)


----------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL           MARKET
                                                                            AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY
TELECOMMUNICATIONS (0.7%)
NTL Incorporated
 7.0% Conv., 2008 ...................................................   $4,500,000        $   11,874,375
                                                                                          --------------
TOTAL TECHNOLOGY (0.7%) .............................................                         11,874,375
                                                                                          --------------
TOTAL LONG-TERM DEBT SECURITIES (0.7%)
 (Amortized Cost $7,810,985).........................................                         11,874,375
                                                                                          --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 120,801
 units at $300.60 each (2.0%)........................................                         36,312,393
                                                                                          --------------
TOTAL INVESTMENTS (101.9%)
 (Cost/Amortized Cost $1,377,468,959)................................                      1,825,980,779
OTHER ASSETS LESS LIABILITIES (-1.9%) ...............................                        (33,841,294)
                                                                                          --------------
NET ASSETS (100.0%) .................................................                     $1,792,139,485
                                                                                          ==============
Amount retained by Equitable Life in Separate Account No. 4 .........                     $    2,714,541
Net assets attributable to contract owners ..........................                      1,735,846,337
Net assets attributable to annuity benefits .........................                         53,578,607
                                                                                          --------------
NET ASSETS ..........................................................                     $1,792,139,485
                                                                                          ==============

*     Non-income producing.


See Notes to Financial Statements.

                                     SAI-35

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)

of The Equitable Life Assurance Society of the United States
Notes to Financial Statements


1. Separate Account No. 4 (Pooled) (the Growth Equity Fund) (the Fund) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of AXA Financial, Inc., was established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of Equitable Life. The excess of assets over reserves and other contract liabilities amounting to $2,714,541 as shown in the Statement of Assets and Liabilities in Separate Account No. 4 may be transferred to Equitable Life's General Account. These financial statements reflect the total net assets and results of operations for Separate Account No. 4. The American Dental Association Members Retirement Program is one of the many contract owners participating in this Fund.

   Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account No. 4 aggregated $365,557,809 (20.4%), at December 31, 1999 and $323,953,589 (15.3%), at December 31,
   1998, of the net assets in the Fund.


   Equitable Life is the investment manager for the Fund. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of the Fund. Alliance is a publicly-traded limited partnership which is indirectly majority-owned by Equitable Life.

   Equitable Life and Alliance seek to obtain the best price and execution of all orders placed for the Fund considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life and Alliance may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Fund's portfolio transactions.


   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. Security transactions are recorded on the trade date. Amortized cost of debt securities consists of cost adjusted, where applicable, for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily.


   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

   Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities



                                     SAI-36

--------------------------------------------------------------------------------

   maturing in sixty days or less from the date of acquisition. At December 31, 1999, the amortized cost of investments held in Separate Account No. 2A consist of the following:



--------------------------------------------------------------------------------------------------------
                                                                               AMORTIZED COST      %
--------------------------------------------------------------------------------------------------------
   Bankers' Acceptances, 5.70% due 01/21/00 through 02/24/00 ................  $   5,140,555       2.3%
   Certificates of Deposit, 5.50% - 5.99% due 01/28/00 through 01/31/00 .....      9,998,680       4.5
   Commercial Paper, 4.45% - 6.45% due 01/03/00 through 02/15/00 ............    176,636,726      79.2
   U.S. Government Agency, 1.5% due 01/03/00 ................................     30,997,417      13.9
--------------------------------------------------------------------------------------------------------
   Total Investments ........................................................    222,773,378      99.9
   Other Assets Less Liabilities ............................................        212,513       0.1
--------------------------------------------------------------------------------------------------------
   Net Assets of Separate Account No. 2A ....................................  $ 222,985,891     100.0%
========================================================================================================
   Units Outstanding ........................................................        741,808
   Unit Value ...............................................................  $      300.60
--------------------------------------------------------------------------------------------------------


   Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Separate Account No. 2A is valued daily at amortized cost, which approximates market value.


   For 1999 and 1998, investment security transactions, excluding short-term debt securities, were as follows:



-------------------------------------------------------------------------------------
                                                       COST OF         NET PROCEEDS
                                                      PURCHASES          OF SALES
-------------------------------------------------------------------------------------
Stocks and long-term corporate debt securities:
    1999 ........................................  $1,340,597,736    $2,209,410,520
    1998 ........................................   1,692,067,102     2,151,023,546
U.S. Government obligations:
    1999 ........................................              --                --
    1998 ........................................              --                --
-------------------------------------------------------------------------------------


3. Investment securities are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depository Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.


                                     SAI-37

--------------------------------------------------------------------------------

   Convertible bonds and unlisted convertible preferred stock are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Life's Investment officers.

   Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Funds which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.



4. Charges and fees are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the American Dental Association Members Retirement Program, these expenses consist of investment management and accounting fees, program expense charge, direct expenses and record maintenance and report fees. These charges and fees are paid to Equitable Life by the Fund and are recorded as expenses in the accompanying Statement of Operations.


5. No federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Fund for the two years ended December 31, 1999, by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life for such years will affect such contracts. Accordingly, no federal income tax provision is required.



                                     SAI-38

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account Nos. 191, 200 and 206 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets and the selected per unit data (included under Condensed Financial Information in the prospectus of American Dental Association Members Retirement Program) present fairly, in all material respects, the financial position of Separate Account Nos. 191 (The ADA Foreign Fund), 200 (The Aggressive Equity Fund), 206 (comprised of The Equity Income Fund and The ADA Blue Chip Growth Fund) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1999, the results of each of their operations for the year then ended, changes in each of their net assets for the two years then ended, and the selected per unit data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the selected per unit data (hereafter referred to as "financial statements") are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the underlying mutual funds with the transfer agents at December 31, 1999, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 1, 2000


                                     SAI-39

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 191
(THE ADA FOREIGN FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Assets and Liabilities
December 31, 1999


---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in 8,040,091 shares of The Templeton Foreign Fund -- at value (cost:
$79,092,485)
 (Note 2) ................................................................................    $89,998,322
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses .........................................................................         88,462
---------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $89,909,860
=========================================================================================================


See Notes to Financial Statements.

                                     SAI-40

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 191
(THE ADA FOREIGN FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Operations
Year Ended December 31, 1999

----------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends from The Templeton Foreign Fund .............................     $  2,686,674
----------------------------------------------------------------------------------------
EXPENSES (NOTE 3):
Asset and investment management fees ..................................         (494,829)
Operating expenses ....................................................          (90,192)
----------------------------------------------------------------------------------------
Total expenses ........................................................         (585,021)
----------------------------------------------------------------------------------------
Net investment income .................................................        2,101,653
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized loss from share transactions .................................       (1,194,707)
Realized gain distribution from The Templeton Foreign Fund ............          605,157
Change in unrealized appreciation/depreciation of investments .........       23,891,247
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments .......................       23,301,697
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................     $ 25,403,350
========================================================================================

See Notes to Financial Statements.

                                     SAI-41

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 191
(THE ADA FOREIGN FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statements of Changes in Net Assets


--------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       1999               1998
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income ........................................................    $   2,101,653      $   2,267,587
Net realized gain (loss) on investments ......................................         (589,550)         5,361,978
Change in unrealized appreciation/depreciation of investments ................       23,891,247        (12,318,532)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations .............       25,403,350         (4,688,967)
--------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................       49,792,113         26,640,883
Withdrawals ..................................................................      (57,694,793)       (40,991,665)
--------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals .....       (7,902,680)       (14,350,782)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS ............................................       17,500,670        (19,039,749)
NET ASSETS -- BEGINNING OF YEAR ..............................................       72,409,190         91,448,939
--------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ....................................................    $  89,909,860      $  72,409,190
====================================================================================================================


See Notes to Financial Statements.

                                     SAI-42

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 200
(THE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES Statement of Assets and Liabilities
December 31, 1999


----------------------------------------------------------------------------------------------------------
ASSETS:
Investments in 3,693,768 shares of The MFS Emerging Growth Fund -- at value (cost:
$138,526,981)
 (Note 2) ................................................................................    $245,737,902
----------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses .........................................................................         188,390
----------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $245,549,512
==========================================================================================================


See Notes to Financial Statements.

                                     SAI-43

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 200
(THE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statement of Operations
Year Ended December 31, 1999

---------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends from The MFS Emerging Growth Fund ...........................    $         --
---------------------------------------------------------------------------------------
EXPENSES (NOTE 3):
Asset and investment management fees ..................................      (1,154,872)
Operating expenses ....................................................        (130,084)
---------------------------------------------------------------------------------------
Total expenses ........................................................      (1,284,956)
---------------------------------------------------------------------------------------
Net investment loss ...................................................      (1,284,956)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .................................      14,829,091
Realized gain distribution fron The MFS Emerging Growth Fund ..........       1,153,736
Change in unrealized appreciation/depreciation of investments .........      66,440,741
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments .......................      82,423,568
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................    $ 81,138,612
=======================================================================================

See Notes to Financial Statements.

                                     SAI-44

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 200
(THE AGGRESSIVE EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Changes in Net Assets


----------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                               1999               1998
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ..................................................................    $  (1,284,956)     $  (1,051,546)
Net realized gain on investments .....................................................       15,982,827         13,400,947
Change in unrealized appreciation/depreciation of investments ........................       66,440,741         17,993,189
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to operations ................................       81,138,612         30,342,590
----------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ........................................................................       70,775,951         74,479,930
Withdrawals ..........................................................................      (74,900,787)       (69,570,667)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to contributions and withdrawals ..       (4,124,836)         4,909,263
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS ...............................................................       77,013,776         35,251,853
NET ASSETS -- BEGINNING OF YEAR ......................................................      168,535,736        133,283,883
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ............................................................    $ 245,549,512      $ 168,535,736
============================================================================================================================


See Notes to Financial Statements.

                                     SAI-45

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 206
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statements of Assets and Liabilities
December 31, 1999



--------------------------------------------------------------------------------------------------------------
                                                                                     THE          THE ADA BLUE
                                                                                EQUITY INCOME     CHIP GROWTH
                                                                                     FUND             FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in 304,234 shares of Putnam Equity Income Fund -- at value
 (cost: $4,721,334) (Note 2) ...............................................      $4,248,026
Investments in 1,283,394 shares of INVESCO Blue Chip Growth Fund -- at value
 (cost: $10,178,980) (Note 2)...............................................                      $10,435,349
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses ...........................................................           8,307            8,461
--------------------------------------------------------------------------------------------------------------
NET ASSETS .................................................................      $4,239,719      $10,426,888
==============================================================================================================



See Notes to Financial Statements.


                                     SAI-46

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 206
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statements of Operations



----------------------------------------------------------------------------------------------------------------------------
                                                                                                   THE          THE ADA BLUE
                                                                                              EQUITY INCOME     CHIP GROWTH
                                                                                                  FUND*            FUND**
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends from Putnam Equity Income Fund and INVESCO Blue Chip Growth Fund,
 respectively ............................................................................     $   34,569        $522,102
----------------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 3):
Asset and investment management fees .....................................................        (10,664)         (4,276)
Operating expenses .......................................................................        (14,890)         (4,241)
----------------------------------------------------------------------------------------------------------------------------
Total expenses ...........................................................................        (25,554)         (8,517)
----------------------------------------------------------------------------------------------------------------------------
Net investment income ....................................................................          9,015         513,585
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain (loss) from share transactions .............................................       (222,999)         12,154
Realized gain distribution from Putman Equity Income Fund and INVESCO Blue Chip Growth
 Fund, respectively ......................................................................        418,419         216,442
Unrealized appreciation/depreciation of investments ......................................       (473,308)        256,369
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized (Loss) on Investments ........................................       (277,888)        484,965
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .........................     $ (268,873)       $998,550
============================================================================================================================



 * Commenced operations on July 7, 1999.

** Commenced operations on October 25, 1999.


See Notes to Financial Statements.


                                     SAI-47

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 206
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statements of Changes in Net Assets



---------------------------------------------------------------------------------------------------------------------
                                                                                       THE            THE ADA BLUE
                                                                                  EQUITY INCOME        CHIP GROWTH
                                                                                       FUND               FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                  JULY 7, 1999*     OCTOBER 25, 1999*
                                                                                        TO                 TO
                                                                                DECEMBER 31, 1999   DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income ........................................................    $      9,015        $   513,585
Net realized gain on investments .............................................         195,420            228,596
Unrealized appreciation/depreciation of investments ..........................        (473,308)           256,369
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations .............        (268,873)           998,550
---------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................       7,653,702         10,381,629
Withdrawals ..................................................................      (3,145,110)          (953,291)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to contributions and withdrawals .....       4,508,592          9,428,338
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS .......................................................       4,239,719         10,426,888
NET ASSETS -- BEGINNING OF PERIOD ............................................              --                 --
---------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF PERIOD ..................................................    $  4,239,719        $10,426,888
=====================================================================================================================



* Commencement of operations.


See Notes to Financial Statements.


                                     SAI-48

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NOS. 191, 200 AND 206
of The Equitable Life Assurance Society of the United States

Notes to Financial Statements

1. Separate Account Nos. 191 (the ADA Foreign Fund), 200 (the Aggressive Equity
   Fund) and 206 (the Equity Income Fund and the ADA Blue Chip Growth Fund) (the Funds) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of AXA Financial, Inc., were established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Life.

   Equitable Life is the investment manager for the Funds.

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Separate Account No. 191 invests 100% of its assets in shares of the Templeton Foreign Fund, a series of Templeton Funds, Inc., which is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment manager of the Templeton Foreign Fund is Templeton Global Advisors Ltd., an indirect wholly-owned subsidiary of Franklin Resources, Inc.

   Separate Account No. 200 invests 100% of its assets in Class A shares of the MFS Emerging Growth Fund, a series of MFS Series Trust II, which was organized as a Massachusetts business trust and is registered under the 1940 Act as an open-end management investment company. The investment adviser of the MFS Emerging Growth Fund is Massachusetts Financial Services.

   Separate Account No. 206 has two investment funds. The Equity Income Fund invests 100% of its assets in Class A shares of the Putnam Equity Income Fund, which is registered under the Investment Company Act of 1940 as an open-end management investment company. The fund is managed by Putnam Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc. The ADA Blue Chip Growth Fund invests 100% of its assets in shares of the INVESCO Blue Chip Growth Fund, which is registered under the Investment Company Act of 1940 as an open-end management investment company. The fund is managed by INVESCO Funds Group, Inc.

2. Realized gains and losses on investments include gains and losses on redemptions of the underlying fund's shares (determined on the identified cost basis) and capital gain distributions from the underlying funds. Dividends and realized gain distributions from underlying funds are recorded on ex-date.

   Investments in the Templeton Foreign Fund, MFS Emerging Growth Fund, Putnam Equity Income Fund and INVESCO Blue Chip Growth Fund are valued at the underlying mutual fund's net asset value per share.

3. Charges and fees relating to the Funds are deducted in accordance with the terms of the contracts issued by Equitable Life to the Trusts. With respect to the American Dental Association Members Retirement Program, these expenses consist of program expense charges, direct expenses and record maintenance and report fees. These charges and fees are paid to Equitable Life by the Funds and are recorded as expenses in the accompanying Statement of Operations.

4. No federal income tax was applicable to contracts participating in the Funds, by reason of applicable provisions of the Internal Revenue Code and no federal Income tax payable by Equitable Life will affect such contracts. Accordingly, no federal income tax provision is required.



                                     SAI-49

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Report of Independent Accountants


The Equitable Life Assurance Society of the United States:


In our opinion, the accompanying balance sheets and the related statements of operations and changes in net assets and cash flow present fairly, in all material respects, the financial position of Separate Account No. 30 of The Equitable Life Assurance Society of the United States (the Account) at December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Atlanta, Georgia
February 11, 2000


                                     SAI-50

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statements of Assets and Liabilities



---------------------------------------------------------------------------------------------------------------------------
                                                                                                      DECEMBER 31,
                                                                                                  1999             1998
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes B):
 Participation in Prime Property Fund at value, equivalent to 1,080 units at $9,575.90
  for 1999 (cost: $5,753,222) and 1,021 units at $8,444.24 for 1998 (cost: $5,253,222)....    $10,337,261      $8,618,436
 Participation in Separate Account No. 2A, at amortized cost which approximates market value, equivalent to 2,872 units at $300.60 for 1999 and 3,862 units at $285.54
  for 1998 ...............................................................................        863,273       1,102,846
Cash .....................................................................................          2,691          31,104
---------------------------------------------------------------------------------------------------------------------------
  Total Assets ...........................................................................     11,203,225       9,752,386
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses .........................................................................         21,142          16,233
---------------------------------------------------------------------------------------------------------------------------
  Total Liabilities ......................................................................         21,142          16,233
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $11,182,083      $9,736,153
===========================================================================================================================

See Notes to Financial Statements.


                                     SAI-51

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statements of Operations and Changes in Net Assets



----------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                               1999              1998
----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES (NOTE B):
Interest income ......................................................    $     46,426      $     48,476
Expenses .............................................................        (207,493)         (170,394)
----------------------------------------------------------------------------------------------------------
Net Investment Loss ..................................................        (161,067)         (121,918)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments (Note B):
Realized gain from redemption of Prime Property Fund units ...........              --           192,123
Change in Unrealized Gain on Investments .............................       1,218,825         1,183,733
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments ......................       1,218,825         1,375,856
----------------------------------------------------------------------------------------------------------
Increase in net assets attributable to investment activities .........       1,057,758         1,253,938
----------------------------------------------------------------------------------------------------------
FROM CLIENT TRANSACTIONS:
Allocations ..........................................................       1,818,420         1,317,853
Withdrawals ..........................................................      (1,430,248)       (1,257,208)
----------------------------------------------------------------------------------------------------------
Increase in net assets attributable to client transactions ...........         388,172            60,645
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS ...............................................       1,445,930         1,314,583
NET ASSETS -- JANUARY 1 ..............................................       9,736,153         8,421,570
----------------------------------------------------------------------------------------------------------
NET ASSETS -- DECEMBER 31 ............................................    $ 11,182,083      $  9,736,153
==========================================================================================================

See Notes to Financial Statements.


                                     SAI-52

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statements of Cash Flows



----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                                  1999             1998
----------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Investment Loss ......................................................................    $   (161,067)    $   (121,918)
----------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net investment loss to net cash flow used in operating activities:
 Increase (decrease) in accrued expenses .................................................           4,909           (7,436)
----------------------------------------------------------------------------------------------------------------------------
 Total adjustments .......................................................................           4,909           (7,436)
----------------------------------------------------------------------------------------------------------------------------
 Net cash flow used in operating activities ..............................................        (156,158)        (129,354)
----------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
 Purchase of Units -- Prime Property Fund ................................................        (500,000)        (500,000)
 Redemption of Units -- Prime Property Fund ..............................................              --          500,000
----------------------------------------------------------------------------------------------------------------------------
 Net cash flow used in investing activities ..............................................        (500,000)              --
----------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
 Allocations .............................................................................       1,818,420        1,317,853
 Withdrawals .............................................................................      (1,430,248)      (1,257,208)
----------------------------------------------------------------------------------------------------------------------------
 Net cash flow provided by financing activities ..........................................         388,172           60,645
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............................        (267,986)         (68,709)
CASH AND SHORT-TERM INVESTMENTS -- JANUARY 1 .............................................       1,133,950        1,202,659
----------------------------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS -- DECEMBER 31 ...........................................    $    865,964     $  1,133,950
============================================================================================================================

See Notes to Financial Statements.


                                     SAI-53

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 30 (POOLED)
of The Equitable Life Assurance Society of the United States

Notes to Financial Statements

A. General

   Separate Account No. 30 (the Account) was established as a separate account of The Equitable Life Assurance Society of the United States (Equitable), in conformity with the New York State Insurance Law. Pursuant to such law, the net assets in the Account are not chargeable with liabilities arising out of any other business of Equitable. Equitable engaged Lend Lease Real Estate Investments, Inc. ("Lend Lease" or "Management") to act as investment manager for the Account.


B. Summary of Significant Accounting Policies

   1. Investment Transactions

      The Account participates primarily in Equitable's Prime Property Fund by purchasing or redeeming units on the date Prime Property Fund units are valued. Prime Property Fund invests in real estate as discussed in the accompanying financial statements of Prime Property Fund.

      The change in value of Prime Property Fund units owned by the Account is recorded as unrealized appreciation (depreciation). Prime Property Fund's unit value changes as a result of both investment income and increases and decreases in investment value. In determining realized gains or losses from the redemption of Prime Property Fund units, the cost of units sold is recorded on a first-in, first-out basis.

      The Account participates in Equitable's Separate Account No. 2A by purchasing or redeeming units, depending on the Account's excess cash availability or need for cash to meet Account liabilities or withdrawals. The investments of Separate Account No. 2A consist of debt securities which mature or can be liquidated in sixty days or less from the date of acquisition. Short-term debt securities may also be purchased directly by the Account. Interest income is recorded when earned and expenses are recognized when incurred.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and unrealized gains (losses) during the reporting period. Actual results could differ from those estimates.

      These financial statements should be read in conjunction with the financial statements of Prime Property Fund.


   2. Valuation of Investments

      The Account's participation in Prime Property Fund is valued as of the last business day of the month based upon the number of units held and the unit value of Prime Property Fund. Investments held by Prime Property Fund are valued as disclosed in Note B2 of the financial statements of Prime Property Fund.

      Separate Account No. 2A is primarily valued at amortized cost which approximates market value.


C. Expenses

   Expense charges are made in accordance with the terms of the contracts participating in the Account.


                                     SAI-54

--------------------------------------------------------------------------------

D. Federal Income Tax

   No federal income tax based on net investment income or realized and unrealized gains was applicable to contracts participating in the Account by reason of applicable sections of the Internal Revenue Code, and no federal income tax payable by Equitable will affect the contracts.


E. Withdrawals

   The ability of a client to withdraw funds from the Account is subject to the availability of cash arising from net investment income, allocations and the redemption of units in Prime Property Fund. To the extent that withdrawal requests exceed such available cash, Management has uniform procedures to provide for cash payments. As of December 31, 1999, the Account is fulfilling withdrawal requests on a current basis.



                                     SAI-55

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Equitable Life Assurance Society of the United States:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets and of cash flows present fairly, in all material respects, the financial position of Prime Property Fund of The Equitable Life Assurance Society of the United States (the Account) at December 31, 1999 and 1998, and the results of its operation and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Atlanta, Georgia
February 11, 2000


                                     SAI-56

--------------------------------------------------------------------------------

                      STATEMENT OF INDEPENDENT APPRAISERS


All Prime Property Fund market value estimates are made by independent third party appraisers, which are staff members of the undersigned.


The appraisers have had the full cooperation of Lend Lease with complete and unrestricted access to all underlying documents including, but not limited to, leases, operating agreements, budgets and partnership joint venture agreements. We have independently researched the market for all relevant data and performed appropriate analysis.


All valuations reports have been prepared in compliance with the Uniform Standards of Professional Appraisal Practice ("USPAP") of the Appraisal Foundation.



PricewaterhouseCoopers LLP

Arthur Andersen LLP


December 31, 1999


                                     SAI-57

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES



-----------------------------------------------------------------------------------------------------
                                                                            DECEMBER 31,
                                                                -------------------------------------
                                                                       1999                1998
-----------------------------------------------------------------------------------------------------
ASSETS:
Real estate investments at value (Notes B and C):
 Properties                                                      $2,651,640,000      $2,650,035,000
 Partnership equities and related mortgage loans receivable         503,397,062         458,805,914
 Mortgage loans receivable                                          157,400,000         178,800,000
-----------------------------------------------------------------------------------------------------
Total real estate investments at value                            3,312,437,062       3,287,640,914
Cash and short-term investments (Notes B and C)                      27,089,283          20,000,143
Accrued investment income                                            50,121,886          52,194,434
Prepaid real estate expenses and taxes                                3,584,345           3,291,073
Other assets                                                         13,166,463          11,648,878
-----------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                   3,406,399,039       3,374,775,442
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Mortgage loans payable (Note D)                                     399,369,373         410,001,245
Notes payable and borrowings under line of credit (Note D)          516,344,576         487,204,169
Accrued real estate expenses and taxes                               39,935,825          42,279,908
Accrued asset management fees and other liabilities                  21,861,897          27,734,613
Accrued capital expenditures                                         15,439,134          18,974,050
Accrued interest                                                     11,055,869          10,422,446
-----------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                              1,004,006,674         996,616,431
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                       $2,402,392,365      $2,378,159,011
-----------------------------------------------------------------------------------------------------



See Notes to Financial Statements.


                                     SAI-58

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



---------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                          -------------------------------------
                                                                                 1999                1998
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Investment Income (Notes B and C):
 Rental income from real estate properties                                 $  347,614,905      $  382,219,611
 Equity in income from partnerships and interest from related mortgage
   loans receivable                                                            43,405,299          29,167,339
 Interest from mortgage loans receivable                                       12,969,272          13,401,412
 Interest from short-term investments                                           1,760,249           7,706,114
 Other                                                                            246,344           4,588,412
---------------------------------------------------------------------------------------------------------------
 Total                                                                        405,996,069         437,082,888
---------------------------------------------------------------------------------------------------------------
Expenses (Note B):
 Real estate operating expenses                                                91,983,408         113,781,811
 Real estate taxes                                                             41,049,268          41,958,513
 Interest on mortgage loans payable, notes payable and line of credit
   (Note D)                                                                    59,549,656          51,329,091
 Asset management fees (Note H)                                                23,280,155          25,733,739
---------------------------------------------------------------------------------------------------------------
 Total                                                                        215,862,487         232,803,154
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         190,133,582         204,279,734
---------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) (Note B):
 Realized gain (loss) from sale or disposition of investments:
   Net proceeds from sales or dispositions                                    194,732,360         541,139,725
   Less: Cost of investments sold or disposed                                 358,002,683         650,348,706
   Less: Realization of unrealized gain (loss) on investments sold or
    disposed                                                                 (160,423,350)       (110,421,648)
---------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from sale or disposition of investments            (2,846,973)          1,212,667
   Change in unrealized gain on investments                                    84,277,546         224,539,850
   Change in unrealized gain on mortgages and notes payable                    10,356,034                  --
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                               91,786,607         225,752,517
---------------------------------------------------------------------------------------------------------------
 Increase in net assets attributable to investment activities                 281,920,189         430,032,251
---------------------------------------------------------------------------------------------------------------
FROM CLIENT TRANSACTIONS:
Allocations                                                                    73,251,536          92,886,413
Withdrawals (Note F)                                                         (330,938,371)       (743,307,309)
---------------------------------------------------------------------------------------------------------------
 Decrease in net assets attributable to client transactions                  (257,686,835)       (650,420,896)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                              24,233,354        (220,388,645)
NET ASSETS -- BEGINNING                                                     2,378,159,011       2,598,547,656
---------------------------------------------------------------------------------------------------------------
NET ASSETS -- ENDING                                                       $2,402,392,365      $2,378,159,011
---------------------------------------------------------------------------------------------------------------
Unit Value                                                                 $     9,575.90      $     8,444.24
Units Outstanding                                                                 250,879             281,631
---------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                     SAI-59

--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS



-----------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------
                                                                                   1999                1998
-----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net investment income                                                        $  190,133,582      $  204,279,734
-----------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net investment income to net cash flow provided by operating activities:
 Equity in income from partnerships in excess of distributions of net
   investment income received                                                   (10,205,936)         (4,959,448)
 Amortization of deferred financing costs                                         1,888,854           1,128,995
 Changes in assets -- (increase) decrease:
   Accrued investment income                                                      7,731,726         (14,809,048)
   Prepaid real estate expenses and taxes                                          (293,272)          3,898,510
   Other assets                                                                     923,480           1,309,622
 Changes in liabilities -- increase (decrease):
   Accrued real estate expenses, taxes and interest                              (1,710,660)          2,392,967
   Accrued asset management fees and other liabilities                           (5,872,716)          2,146,699
-----------------------------------------------------------------------------------------------------------------
 Total adjustments                                                               (7,538,524)         (8,891,703)
-----------------------------------------------------------------------------------------------------------------
 Net Cash Flow Provided by Operating Activities                                 182,595,058         195,388,031
-----------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Additions to real estate properties                                             (57,845,640)        (88,674,964)
Acquisitions of real estate properties                                          (68,532,226)       (241,578,141)
Proceeds from real estate properties sold                                       165,391,514         406,747,504
Acquisition of REIT stock                                                                --          (7,002,273)
Proceeds from REIT stock sold                                                            --          56,879,481
Proceeds from mortgage loans receivable sold                                     21,207,597                  --
Repayments of mortgage loans receivable                                             298,032          12,573,235
Acquisitions of partnership equities                                            (26,000,000)        (26,000,000)
Proceeds from partnership equities sold                                          31,240,846          65,347,929
Contributions to partnership equities and advances on related loans
 receivable                                                                      (4,785,565)         (1,556,957)
-----------------------------------------------------------------------------------------------------------------
 Net Cash Flow Provided by Investing Activities                                  60,974,558         176,735,814
-----------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Proceeds from mortgage loans payable                                            115,173,000         300,865,198
Principal payments on mortgage loans payable                                   (125,361,798)       (236,539,927)
Proceeds from notes payable                                                     225,000,000         385,000,000
Principal payments on line of credit                                           (190,000,000)       (195,000,000)
Payments for deferred financing costs                                            (1,163,779)         (1,732,424)
Allocations                                                                      70,810,472          92,853,141
Withdrawals                                                                    (330,938,371)       (743,307,309)
-----------------------------------------------------------------------------------------------------------------
 Net Cash Flow Used in Financing Activities                                    (236,480,476)       (397,861,321)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Short-term Investments                        7,089,140         (25,737,476)
Cash and Short-term Investments -- Beginning                                     20,000,143          45,737,619
-----------------------------------------------------------------------------------------------------------------
Cash and Short-term Investments -- Ending                                    $   27,089,283      $   20,000,143
-----------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.


                                     SAI-60

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS


A: GENERAL

Prime Property Fund (the Account) was established as a separate account of The Equitable Life Assurance Society of the United States (Equitable) in conformity with the New York State Insurance Law for the purpose of acquiring real estate and real estate related investments. Pursuant to such law, the net assets in the Account are not chargeable with liabilities arising out of any other business of Equitable. Equitable engaged Lend Lease Real Estate Investments, Inc. ("Lend Lease" or "Management") to act as investment manager for the Account.

At December 31, 1999, approximately 25%, 25% and 19% of the Account's real estate investment value is located in the Pacific, Northeast and Midwest regions of the United States, respectively, as defined by the National Council of Real Estate Investment Fiduciaries. At December 31, 1999, approximately 46% and 35% of the Account's real estate investment value consists of office buildings and retail properties, respectively.


B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. INVESTMENT TRANSACTIONS

Real estate property acquisitions are recorded as of the date of closing. Mortgage and construction loans receivable and capital contributions to partnership equities are recorded as of the date funds are advanced. Purchase money mortgages acquired as consideration received for real estate sold are recorded as of the closing date of the sales transaction.

Expenditures which extend economic life or represent additional capital investments benefiting future periods (including tenant improvements and leasing commissions) are capitalized. For properties under development or major expansion, carrying costs related to the development or expansion are capitalized prior to substantial completion of tenant improvements for a maximum period of one year from cessation of major construction activity. Historical cost depreciation is not recognized on real estate properties.

Rental income is recognized when due in accordance with the terms of the respective leases rather than being averaged over the lives of the leases. Expenses are recognized when incurred. Income from partnership operations represents the Account's share of partnership income excluding historical cost depreciation.

The Account determines realized gain (loss) by comparing net proceeds from the sale or disposition of investments to the cost of the investments sold. The unrealized gain (loss) previously recorded for these investments is then reversed and reported as realization of unrealized gain (loss) on investments sold or disposed in the Statements of Operations and Changes in Net Assets.

Mortgage loans and notes payable are stated at estimated market value. Benefits or detriments resulting from a differential in current mortgage interest rates and contractual mortgage interest rates and other factors are taken into consideration in determining the market value of the borrowings.

Costs incurred in connection with obtaining borrowings are deferred and amortized to interest on loans payable over the term of the related debt using the straight-line method.



                                     SAI-61

--------------------------------------------------------------------------------


2. VALUATION OF INVESTMENTS

The values of real estate investments are estimated in accordance with the policies and procedures of the Appraisal Institute. Ultimate realization of the market values is dependent to a great extent on economic and other conditions that are beyond Management's control (such as general economic conditions, conditions affecting tenants and other events occurring in the markets in which individual properties are located). Further, values do not necessarily represent the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Market value considers the financial aspects of a property, market transactions and the relative yield for an asset as measured against alternative investments. Although the market values represent subjective estimates, management believes that these market values are reasonable approximations of market prices.

Real Estate Properties and Partnership Equities

The values of real estate properties and partnership equities have been prepared giving consideration to Income, Cost, and Market Data Approaches of estimating property value. The Income Approach projects an income stream for a property (typically ten years) and discounts this income plus a reversion (presumed sale) into a present value. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and demographic data. The Cost Approach estimates the replacement cost of the building less depreciation plus the land value. Generally, this approach provides a check on the Income Approach. The Market Data Approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities which typically provide a range of value. Generally, the Income Approach carries the most weight in the value reconciliation.

Investment values are determined quarterly from limited restricted appraisals, in accordance with the Uniform Standards of Professional Appraisal Practice, which include less documentation but nevertheless meet the minimum requirements of the Appraisal Standards Board and the Appraisal Institute and are considered appraisals. In these appraisals, a full discounted cash flow analysis, which is the basis of an Income Approach, is the primary focus. Interim monthly valuations are determined by giving consideration to material investment transactions. Full appraisal reports are prepared on a rotating basis for all properties.

During 1999 and the fourth quarter of 1998, all appraisals for the Account were prepared by independent external appraisers. The external appraisals are reviewed by the external Appraisal Management Firm. During the first three quarters of 1998, appraisals were prepared by Management's valuation staff or third-party appraisers. All staff appraisals were concurred with and reviewed by one of three designated third-party appraisal firms, which also physically inspected one-third of the properties each year on a rotating basis. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Institute.

Since appraisals take into consideration the estimated effect of physical depreciation, a more meaningful financial statement presentation is achieved by excluding historical cost depreciation from net investment income. This presentation does not affect the net assets or unit value of the Account.

Partnership equities are stated at the Account's equity in the value of the net assets of the partnerships.

Mortgage Loans Receivable

The market value of mortgage loans receivable held in the Account has been determined by one or more of the following criteria, as appropriate: (i) on the basis of estimated market interest rates for loans of comparable quality



                                     SAI-62

--------------------------------------------------------------------------------

and maturity, (ii) by recognizing the value of equity participations and options to enter into equity participations contained in certain loan instruments, and (iii) giving consideration to the value of the underlying security.

Short-Term Investments

Short-term investments are primarily valued at amortized cost, which approximates market value.

3. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses and unrealized gains (losses) during the reporting period. Actual results could differ from those estimates.

4. RECLASSIFICATIONS

Certain reclassifications have been made to the 1998 balances to confirm to the 1999 presentation.


                                     SAI-63

--------------------------------------------------------------------------------

C: INVESTMENTS

1. REAL ESTATE INVESTMENTS

The Account's real estate investments are composed of the following:




                                     DECEMBER 31, 1999               DECEMBER 31, 1998
                               -----------------------------   -----------------------------
(MILLIONS)                          COST           VALUE            COST           VALUE
--------------------------------------------------------------------------------------------
PROPERTIES:
Office                          $  1,213.8      $  1,168.3      $  1,294.7      $  1,177.0
--------------------------------------------------------------------------------------------
Retail                               940.1           923.7         1,029.5           908.0
--------------------------------------------------------------------------------------------
Industrial/R&D                       343.5           382.2           419.8           433.8
--------------------------------------------------------------------------------------------
Hotel                                110.4           103.8           105.6           105.0
--------------------------------------------------------------------------------------------
Residential/Other                     73.8            73.6            28.3            26.2
--------------------------------------------------------------------------------------------
Subtotal                           2,681.6         2,651.6         2,877.9         2,650.0
--------------------------------------------------------------------------------------------
PARTNERSHIP EQUITIES AND RELATED MORTGAGE LOANS RECEIVABLE:
Office                               176.4           346.6           169.6           303.3
--------------------------------------------------------------------------------------------
Retail                                (4.3)           80.7             4.3            79.5
--------------------------------------------------------------------------------------------
Industrial/R&D                        18.9            16.5            19.3            16.0
--------------------------------------------------------------------------------------------
Residential/Other                     62.7            59.6            62.4            60.0
--------------------------------------------------------------------------------------------
Subtotal                             253.7           503.4           255.6           458.8
--------------------------------------------------------------------------------------------
MORTGAGE LOANS RECEIVABLE:
Retail                               123.3           157.4           144.6           178.8
--------------------------------------------------------------------------------------------
Subtotal                             123.3           157.4           144.6           178.8
--------------------------------------------------------------------------------------------
Total                           $  3,058.6      $  3,312.4      $  3,278.1      $  3,287.6
--------------------------------------------------------------------------------------------



In December 1999, the Account signed a contract to sell two wholly-owned office properties in Richmond Heights, MO. The transaction closed in January, 2000.



                                     SAI-64

--------------------------------------------------------------------------------

2. REAL ESTATE PARTNERSHIP EQUITIES

The combined financial positions and results of operations of the Account's partnership equities at December 31, 1999 and 1998 are summarized as follows:




                                                                     1999                1998
--------------------------------------------------------------------------------------------------
 Number of interests                                                      11                  13
--------------------------------------------------------------------------------------------------
 Ownership positions                                              35.0 - 75.0%        33.3 - 75.0%
--------------------------------------------------------------------------------------------------
 Account's equity value (millions)                                      $383                $337
--------------------------------------------------------------------------------------------------
 Notes receivable related to partnership equities (millions)             $17                 $20
--------------------------------------------------------------------------------------------------
 Partnership assets (millions)*                                       $1,231              $1,218
--------------------------------------------------------------------------------------------------
 Partnership liabilities (millions)*                                    $518                $573
--------------------------------------------------------------------------------------------------
 Partnership income before depreciation (millions)*                      $53                 $31
--------------------------------------------------------------------------------------------------



 * Stated at 100%.


3. MORTGAGE LOANS RECEIVABLE

At December 31, 1999, mortgage loans receivable at a market value of $260.3 million, of which $102.9 million related to partnership equities and $157.4 million of other mortgage loans receivable, had interest rates ranging from 6.6% to 12.0%. Contractual principal amounts due from borrowers during the five years following December 31, 1999 and thereafter are as follows:




YEAR ENDING DECEMBER 31,     (MILLIONS)
---------------------------------------
  2000                           $  1
---------------------------------------
  2001                              1
---------------------------------------
  2002                            103
---------------------------------------
  2003                            120
---------------------------------------
  2004                             --
---------------------------------------
  Thereafter                       --
---------------------------------------
  Total                          $225
---------------------------------------



4. SHORT-TERM INVESTMENTS

The Account's short-term investments are composed of participation in Equitable's Separate Account No. 2A. The assets of Separate Account No. 2A consist of debt securities maturing in sixty days or less from the date of acquisition. Such debt securities may include bankers' acceptances, certificates of deposit, commercial paper, and repurchase agreements. Short-term debt securities may also be purchased directly by the Account.



                                     SAI-65

--------------------------------------------------------------------------------

D: BORROWINGS

1. MORTGAGE LOANS PAYABLE

Mortgage loans payable are recorded at market value and consist of the following at December 31, 1999:



                                                                                              (MILLIONS)
--------------------------------------------------------------------------------------------------------
LIBOR plus .80% loan collateralized by two real estate properties with a market value of
$467.0 million. Maturing June 2000.                                                           $  225.0
--------------------------------------------------------------------------------------------------------
LIBOR plus 1.75% loan collateralized by two real estate properties with a market value of
$172.1 million. Maturing March 2001.                                                             100.0
--------------------------------------------------------------------------------------------------------
6.16% loan collateralized by a real estate property with a market value of $151.4
million. Maturing October 2005.                                                                   61.1
--------------------------------------------------------------------------------------------------------
10.07% loan collateralized by a real estate property with a market value of $20.4
million. Maturing June 2001.                                                                       9.8
--------------------------------------------------------------------------------------------------------
9.375% loan collateralized by a real estate property with a market value of $4.1 million.
Maturing February 2000.                                                                            3.5
--------------------------------------------------------------------------------------------------------
Total                                                                                         $  399.4
========================================================================================================



The $100 million mortgage loan payable contains a covenant which requires the maintenance of a debt service coverage ratio. The Account was in compliance with such covenant at December 31, 1999.

A total of $2.6 million in financing costs have been incurred with respect to the mortgage loans payable. As of December 31, 1999, $1.1 million remains unamortized.

Scheduled annual payments of principal on mortgage loans payable are as follows:




YEAR ENDING DECEMBER 31,      (MILLIONS)
----------------------------------------
  2000                        $  228.6
----------------------------------------
  2001                           109.8
----------------------------------------
  2002                              .8
----------------------------------------
  2003                              .9
----------------------------------------
  2004                              .9
----------------------------------------
  Thereafter                      63.3
----------------------------------------
  Total                       $  404.3
========================================



2. NOTES PAYABLE

In August 1997, the Account issued $300 million of unsecured notes payable composed of the following: $125 million 6.80% notes due August 15, 2002 and $175 million 7.00% notes due August 15, 2004. The market value of these notes as of December 31, 1999 is $291.3 million. Interest on the notes is payable on February 15 and August 15 of each year, commencing February 1998. The notes are redeemable at the option of the Account, in whole or in part, at any time at a redemption price equal to the sum of the principal amount of the notes or portion thereof being redeemed plus accrued and unpaid interest thereon plus a prepayment penalty.



                                     SAI-66

--------------------------------------------------------------------------------

The terms of the notes include covenants which, among other things, require maintenance of certain financial ratios and restrict encumbrance of assets and creation of indebtedness. The Account was in compliance with such covenants at December 31, 1999 and 1998.

Financing costs of $3.1 million have been incurred with respect to the notes payable. As of December 31, 1999, $1.9 million remains unamortized.

3. LINE OF CREDIT

In June of 1997, the Account entered into a $250 million revolving credit agreement with a number of banks. The agreement expires in June 2000. Under the terms of the agreement, interest rates are determined at the time of the borrowing and are based on LIBOR plus .50% to .75%, or other alternative rates. In addition, the Account pays a quarterly commitment fee ranging from .125% to
 .175% per annum on the average daily unused amount. During the year the Account borrowed $225 million and repaid $190 million on an unsecured basis under the agreement. At December 31, 1999, there was $225 million in borrowings outstanding under the agreement.

The terms of the credit agreement include various covenants which provide, among other things, for the maintenance of consolidated net assets of not less than $1.5 billion and other restrictions on investments and outstanding indebtedness. The Account was in compliance with such covenants at December 31, 1999 and 1998.

Financing costs of $0.7 million have been incurred with respect to the line of credit. As of December 31, 1999,
$0.1 million remains unamortized.

4. EXTINGUISHMENT OF DEBT

During 1999, the Account disposed of a portion of a real estate property by conveying it to the lender in full satisfaction of a mortgage loan payable of $12.5 million. Upon conveyance of the property, the Account recorded a realized loss of $13.1 million from the conveyance of the property and a realized gain of $12.5 million from extinguishment of the debt.

During 1998, a partnership in which the Account held a 50% interest conveyed a property to the lender in full satisfaction of a mortgage loan payable. Upon conveyance, the Account reclassified a previously recognized unrealized loss of $27.5 million, the cost of the Account's interest in the partnership, to a realized loss. In addition, the Account received a cash distribution of approximately $6.5 million and a release on an outstanding liability for $7.6 million for which the Account recorded realized gains.



                                     SAI-67

--------------------------------------------------------------------------------

E: LEASES

Minimum future rentals to be received on real estate properties, excluding partnership equities, under noncancelable operating leases in effect as of December 31, 1999 are as follows:





YEAR ENDING DECEMBER 31,      (MILLIONS)
----------------------------------------
  2000                       $   219.5
----------------------------------------
  2001                           196.5
----------------------------------------
  2002                           169.5
----------------------------------------
  2003                           141.3
----------------------------------------
  2004                           111.3
----------------------------------------
  Thereafter                     275.9
----------------------------------------
  Total                      $ 1,114.0
========================================



Contingent rentals included in investment income were approximately $5.0 million and $5.5 million in 1999 and 1998, respectively.


F: WITHDRAWALS

The ability of a client to withdraw funds from the Account is subject to the availability of cash arising from net investment income, allocations, and the sale of investments in the normal course of business. To the extent that withdrawal requests exceed such available cash, Management has uniform procedures to provide for cash payments, which may be deferred for such period as Management considers necessary to protect the interests of other clients in the Account or to obtain the funds to be withdrawn. At December 31, 1999 and 1998, withdrawal requests exceeded available cash.


G: RELATED PARTY TRANSACTIONS

At December 31, 1999 and 1998, interests of retirement plans for employees, managers, and agents of Equitable in the Account aggregated $106.3 million (4.4%) and $94.6 million (4.0%), respectively, of the net assets of the Account.

Compass Management & Leasing, Inc. (Compass), a former affiliate of Lend Lease, had been retained to provide management and leasing services for certain properties of the Account. On September 30, 1998, Lend Lease sold Compass to LaSalle Partners, Inc., now Jones Lang LaSalle (LaSalle). LaSalle will continue to manage certain properties for the Account.

Due to the structure of the sale of Compass to LaSalle, Lend Lease will continue to comply with an exemption from the Department of Labor which allows it to charge market rate property management and leasing fees for properties LaSalle manages for the Account. All such fees must be approved by an independent fiduciary. During 1999 and 1998, Compass, and LaSalle earned an aggregate of $9.7 million and $10.5 million, respectively, in property management and leasing fees from the Account, and in addition were reimbursed an aggregate of $11.6 million and $13.9 million, respectively, for payroll expenses for on-site personnel.



                                     SAI-68

--------------------------------------------------------------------------------

H: FEES

Management charges clients in the Account a monthly asset management fee based on the client's prior month-end net asset value at the annual rates shown below:





                                        ANNUAL
AMOUNT OF FUNDS                          RATE
------------------------------------------------
First $10 million                        1.15%
------------------------------------------------
Next $15 million                         1.00%
------------------------------------------------
Excess over $25 million                  0.80%
------------------------------------------------



Additional fees may also be charged to clients for certain optional services provided by Management.

At December 31, 1999 and 1998, the clients' liability to Management for asset management fees totaled $4.4 million and $4.6 million, respectively. Account investments in Separate Account No. 2A are not subject to an additional asset management fee.


I: SUPPLEMENT DISCLOSURES OF CASH FLOW INFORMATION

In the Statements of Cash Flows, the Account considers short-term investments to be cash equivalents.

Cash payments of interest were $57.0 million and $51.9 million during 1999 and 1998, respectively.

Non-cash investing and financing activities are summarized as follows:





                                                                                  1999           1998
                                                                               (MILLIONS)     (MILLIONS)
--------------------------------------------------------------------------------------------------------
Conveyance of real estate property to lenders, at cost                             $13            --
--------------------------------------------------------------------------------------------------------
Transfer of partnership equity to real estate property at cost                     $25            --
--------------------------------------------------------------------------------------------------------
Assumption of mortgage loan payable upon conversion of partnership equity          $16            --
--------------------------------------------------------------------------------------------------------
Conveyance of partnership equity to lenders, at cost                                --           $12
--------------------------------------------------------------------------------------------------------
Write off of partnership notes receivable, at cost                                  --           $ 2
--------------------------------------------------------------------------------------------------------
Write off of mortgage receivable, at cost                                           --           $ 8
--------------------------------------------------------------------------------------------------------
Capitalized interest on internally funded construction projects                     --           $ 2
========================================================================================================



J: FEDERAL INCOME TAX

No federal income tax based on net investment income or realized and unrealized gains was applicable to contracts participating in the Account by reason of applicable sections of the Internal Revenue Code, and no federal income tax payable by Equitable will affect the contracts.


K: INVESTMENT COMMITMENTS

As of December 31, 1999, the Account proposes to invest an additional $9.6 million in existing real estate investments and $50.0 million in new properties.



                                     SAI-69

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 8 (PRIME PROPERTY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Supplementary Financial Information

            Schedule X -- Supplementary Income Statement Information
                                 (In thousands)



                                              COLUMN B
                                       YEAR ENDED DECEMBER 31,
--------------------------------------------------------------
              COLUMN A
                ITEM                      1999         1998
--------------------------------------------------------------
1. Maintenance and repairs .........    $13,738      $15,712
--------------------------------------------------------------
2. Real estate taxes ...............    $40,623      $41,545
--------------------------------------------------------------


Maintenance and Repairs is included in Real Estate Operating Expenses.
Other captions not included since such costs and expenses are not applicable or did not exceed 1% of total revenues.

                                     SAI-70

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 8 (PRIME PROPERTY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Supplementary Financial Information


            Schedule XII -- Mortgage Loans Receivable on Real Estate
                            As of December 31, 1999
                                 (In thousands)



                                    CURRENT
                                   EFFECTIVE     FINAL
                                    INTEREST   MATURITY
           DESCRIPTION                RATE       DATE
--------------------------------------------------------
Mortgage Loans Receivable:
Participating mortgage secured         8.2%   07/01/03
 by a shopping center in New
 Castle County, DE
Secured by office, hotel, retail,     6.63%   04/01/02
 garage and marina facility in
 Boston, MA
Secured by office, hotel, retail,       12%   03/31/02
 garage and marina facility in
 Boston, MA
Secured by shopping center in           10%   12/21/02
 Frederick, MD
--------------------------------------------------------
 Total ..........................
--------------------------------------------------------

                                                                                                       CARRYING
                                                                                                       AMOUNT OF
                                                                                              FACE     MORTGAGE
                                                                                           AMOUNT OF   AT MARKET
           DESCRIPTION                             PERIODIC PAYMENT TERMS                   MORTGAGE     VALUE
-----------------------------------------------------------------------------------------------------------------
Mortgage Loans Receivable:
Participating mortgage secured    Monthly payment of interest plus Participation in        $122,426    $157,400
 by a shopping center in New      property cash flow. Loan due at maturity date.
 Castle County, DE
Secured by office, hotel, retail, Quarterly interest only. Loan due at Maturity date.        63,000      63,000
 garage and marina facility in
 Boston, MA
Secured by office, hotel, retail, Monthly interest only to the extent of available cash      35,381      35,381
 garage and marina facility in    flow. Principal and all accrued unpaid interest due at
 Boston, MA                       maturity date.
Secured by shopping center in     Quarterly interest only. Loan due at maturity date.         4,500       4,500
 Frederick, MD
-----------------------------------------------------------------------------------------------------------------
 Total ..........................                                                          $225,307    $260,281
-----------------------------------------------------------------------------------------------------------------



The following is a reconciliation of the carrying amounts of the above loans at market value for the years ended December 31, 1999 and 1998:



-----------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                                1999          1998
-----------------------------------------------------------------------------------------------------
                                                                                 (IN THOUSANDS)
Balance -- January 1 ....................................................    $ 280,728     $ 289,993
Additions during the year:
Advances/New Loans ......................................................        9,173         2,636
Deductions during the year: .............................................
Collection of principal and transfers to real estate properties .........      (30,638)      (12,573)
Increase/(decrease) in unrealized gain/(loss) during the year ...........          808         8,172
Increase/(decrease) in realized gain/(loss) during the year .............          210        (7,500)
-----------------------------------------------------------------------------------------------------
 Balance -- December 31 .................................................    $ 260,281     $ 280,728
-----------------------------------------------------------------------------------------------------


                                     SAI-71

--------------------------------------------------------------------------------

NET INVESTMENT VALUE BY TYPE -- DECEMBER 31, 1999



                               INVESTMENT     PERCENT OF TOTAL     MORTGAGE LOANS     NET INVESTMENT        PERCENT OF
                                  VALUE          INVESTMENT            PAYABLE             VALUE            TOTAL NET
                               (MILLIONS)           VALUE            (MILLIONS)         (MILLIONS)       INVESTMENT VALUE
                              ------------   ------------------   ----------------   ----------------   -----------------
Office ....................    $  1,514.9            45.7%            $  62.1           $  1,452.8             49.9%
Retail ....................       1,161.8            35.1               324.0                837.8             28.8
Industrial/R&D ............         398.7            12.0                13.3                385.4             13.2
Hotel .....................         103.8             3.1                  --                103.8              3.6
Residential/Other .........         133.2             4.1                  --                133.2              4.5
------------------------------------------------------------------------------------------------------------------------
Total .....................    $  3,312.4           100.0%            $ 399.4           $  2,913.0            100.0%
========================================================================================================================



NUMBER OF INVESTMENTS BY TYPE AND LOCATION -- DECEMBER 31, 1999



                                                                                   RESIDENTIAL/
                                OFFICE     RETAIL     INDUSTRIAL/R&D     HOTEL        OTHER        TOTAL
                               --------   --------   ----------------   -------   -------------   -------
Pacific ....................       5          2             15             --           --          22
Mountain ...................       2          1              4             --           --           7
Southwest ..................      --         --              9             --           --           9
Southeast ..................      --          2              3              2            1           8
West North Central .........       5          2              2             --           --           9
East North Central .........       1          3              3             --            2           9
Mideast ....................       7          2              6              1            1          17
Northeast ..................       8          3              3              1            3          18
---------------------------------------------------------------------------------------------------------
Total ......................      28         15             45              4            7          99
=========================================================================================================



INVESTMENT VALUE BY TYPE AND LOCATION -- DECEMBER 31, 1999



                                                                                       RESIDENTIAL/
                                OFFICE      RETAIL      INDUSTRIAL/R&D      HOTEL         OTHER          TOTAL
                               --------   ----------   ----------------   ---------   -------------   ----------
Pacific ....................      9.8%        10.6%           4.5%             --            --           24.9%
Mountain ...................      4.7          0.4            0.9              --            --            6.0
Southwest ..................       --           --            2.8              --            --            2.8
Southeast ..................       --          2.6            0.4             1.0%          0.9%           4.9
West North Central .........      1.1          6.0            0.5              --            --            7.6
East North Central .........      4.6          3.8            0.5              --           1.4           10.3
Mideast ....................     10.2          4.9            2.1             0.7           0.8           18.7
Northeast ..................     15.3          6.8            0.3             1.4           1.0           24.8
-----------------------------------------------------------------------------------------------------------------
Total ......................     45.7%        35.1%          12.0%            3.1%          4.1%         100.0%
=================================================================================================================


                                     SAI-72

--------------------------------------------------------------------------------

DISTRIBUTION OF PROPERTIES BY PROPERTY MANAGER* -- DECEMBER 31, 1999



                             LEND LEASE            JONES LANG LASALLE     OTHER THIRD-PARTY AGENTS            TOTAL
                      ------------------------- ------------------------- ------------------------- --------------------------
                                    INVESTMENT                INVESTMENT                INVESTMENT                 INVESTMENT
                         NO. OF        VALUE       NO. OF        VALUE       NO. OF        VALUE       NO. OF        VALUE
                       PROPERTIES   (MILLIONS)   PROPERTIES   (MILLIONS)   PROPERTIES   (MILLIONS)   PROPERTIES    (MILLIONS)
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ -------------
Office ...............     --          $ --           14     $   831.1         12      $   585.4         26       $  1,416.5
Retail ...............     --            --           11        882.7           2         117.2          13            999.9
Industrial/R&D .......     --            --           28        240.0          17         158.7          45            398.7
Hotel ................     --            --           --           --           4         103.8           4            103.8
Residential/Other ....      2           6.2           --           --           5         127.0           7            133.2
------------------------------------------------------------------------------------------------------------------------------
Total ................      2         $ 6.2           53     $ 1,953.8         40      $ 1,092.1         95       $  3,052.1
==============================================================================================================================

*     Includes wholly-owned and partnership equity properties.



                                     SAI-73

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                                    1999                 1998
                                                                               -------------        --------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,599.7        $    18,993.7
    Held to maturity, at amortized cost.....................................           133.2                125.0
  Mortgage loans on real estate.............................................         3,270.0              2,809.9
  Equity real estate........................................................         1,160.2              1,676.9
  Policy loans..............................................................         2,257.3              2,086.7
  Other equity investments..................................................           671.2                713.3
  Investment in and loans to affiliates.....................................         1,201.8                928.5
  Other invested assets.....................................................           911.6                808.2
                                                                               -------------        -------------
      Total investments.....................................................        28,205.0             28,142.2
Cash and cash equivalents...................................................           628.0              1,245.5
Deferred policy acquisition costs...........................................         4,033.0              3,563.8
Other assets................................................................         3,868.3              3,054.6
Closed Block assets.........................................................         8,607.3              8,632.4
Separate Accounts assets....................................................        54,453.9             43,302.3
                                                                               -------------        -------------

TOTAL ASSETS................................................................   $    99,795.5        $    87,940.8
                                                                               =============        =============

LIABILITIES
Policyholders' account balances.............................................   $    21,351.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................         4,777.6              4,726.4
Short-term and long-term debt...............................................         1,407.9              1,181.7
Other liabilities...........................................................         3,133.6              3,474.3
Closed Block liabilities....................................................         9,025.0              9,077.0
Separate Accounts liabilities...............................................        54,332.5             43,211.3
                                                                               -------------        -------------
      Total liabilities.....................................................        94,028.0             82,528.2
                                                                               -------------        -------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,557.2              3,110.2
Retained earnings...........................................................         2,600.7              1,944.1
Accumulated other comprehensive (loss) income...............................          (392.9)               355.8
                                                                               -------------        -------------
      Total shareholder's equity............................................         5,767.5              5,412.6
                                                                               -------------        -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    99,795.5        $    87,940.8
                                                                               =============        =============









                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,257.5       $     1,056.2      $       950.6
Premiums......................................................          558.2               588.1              601.5
Net investment income.........................................        2,240.9             2,228.1            2,282.8
Investment (losses) gains, net................................          (96.9)              100.2              (45.2)
Commissions, fees and other income............................        2,177.9             1,503.0            1,227.2
Contribution from the Closed Block............................           86.4                87.1              102.5
                                                                 ------------       -------------      -------------

      Total revenues..........................................        6,224.0             5,562.7            5,119.4
                                                                 ------------       -------------      -------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,078.2             1,153.0            1,266.2
Policyholders' benefits.......................................        1,038.6             1,024.7              978.6
Other operating costs and expenses............................        2,797.3             2,201.2            2,203.9
                                                                 ------------       -------------      -------------

      Total benefits and other deductions.....................        4,914.1             4,378.9            4,448.7
                                                                 ------------       -------------      -------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        1,309.9             1,183.8              670.7
Federal income taxes..........................................          332.0               353.1               91.5
Minority interest in net income of consolidated subsidiaries..          199.4               125.2               54.8
                                                                 ------------       -------------      -------------
Earnings from continuing operations...........................          778.5               705.5              524.4
Discontinued operations, net of Federal income taxes..........           28.1                 2.7              (87.2)
                                                                 ------------       -------------      -------------
Net Earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ============       =============      =============







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                 ------------       -------------      -------------

Capital in excess of par value, beginning of year.............        3,110.2             3,105.8            3,105.8
Additional capital in excess of par value.....................          447.0                 4.4                -
                                                                 ------------       -------------      -------------
Capital in excess of par value, end of year...................        3,557.2             3,110.2            3,105.8
                                                                 ------------       -------------      -------------

Retained earnings, beginning of year..........................        1,944.1             1,235.9              798.7
Net earnings..................................................          806.6               708.2              437.2
Dividend paid to the Holding Company..........................         (150.0)                -                  -
                                                                 ------------       -------------      -------------
Retained earnings, end of year................................        2,600.7             1,944.1            1,235.9
                                                                 ------------       -------------      -------------

Accumulated other comprehensive income,
  beginning of year...........................................          355.8               516.3              177.0
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
Accumulated other comprehensive (loss) income, end of year....         (392.9)              355.8              516.3
                                                                 ------------       -------------      -------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    5,767.5       $     5,412.6      $     4,860.5
                                                                 ============       =============      ============

COMPREHENSIVE INCOME
Net earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ------------       -------------      -------------
Change in unrealized (losses) gains, net of reclassification
  adjustment..................................................         (776.9)             (149.5)             343.7
Minimum pension liability adjustment..........................           28.2               (11.0)              (4.4)
                                                                 ------------       -------------      -------------
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
COMPREHENSIVE INCOME..........................................   $       57.9       $       547.7      $       776.5
                                                                 ============       =============      ============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      806.6       $       708.2      $       437.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,078.2             1,153.0            1,266.2
  Universal life and investment-type product
    policy fee income.........................................       (1,257.5)           (1,056.2)            (950.6)
  Investment losses (gains)...................................           96.9              (100.2)              45.2
  Change in Federal income tax payable........................          157.4               123.1              (74.4)
  Change in property and equipment............................         (256.3)              (81.8)              (9.6)
  Change in deferred acquisition costs........................         (260.7)             (314.0)            (220.7)
  Other, net..................................................         (168.8)               70.9              399.7
                                                                 ------------       -------------      -------------

Net cash provided by operating activities.....................          195.8               503.0              893.0
                                                                 ------------       -------------      -------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,019.0             2,289.0            2,702.9
  Sales.......................................................        7,572.9            16,972.1           10,385.9
  Purchases...................................................      (10,737.3)          (18,578.5)         (13,205.4)
  (Increase) decrease in short-term investments...............         (178.3)              102.4             (555.0)
  Decrease in loans to discontinued operations................            -                 660.0              420.1
  Sale of subsidiaries........................................            -                   -                261.0
  Other, net..................................................         (134.8)             (341.8)            (612.6)
                                                                 ------------       -------------      -------------

Net cash (used) provided by investing activities..............       (1,458.5)            1,103.2             (603.1)
                                                                 ------------       -------------      -------------

Cash flows from financing activities: Policyholders'
  account balances:
    Deposits..................................................        2,366.2             1,508.1            1,281.7
    Withdrawals...............................................       (1,765.8)           (1,724.6)          (1,886.8)
  Net increase (decrease) in short-term financings............          378.2              (243.5)             419.9
  Repayments of long-term debt................................          (41.3)              (24.5)            (196.4)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                 (87.2)             (83.9)
  Dividend paid to the Holding Company........................         (150.0)                -                  -
  Other, net..................................................         (142.1)              (89.5)             (62.7)
                                                                 ------------       -------------      -------------

Net cash provided (used) by financing activities..............          645.2              (661.2)            (528.2)
                                                                 ------------       -------------      -------------

Change in cash and cash equivalents...........................         (617.5)              945.0             (238.3)
Cash and cash equivalents, beginning of year..................        1,245.5               300.5              538.8
                                                                 ------------       -------------      -------------

Cash and Cash Equivalents, End of Year........................   $      628.0       $     1,245.5      $       300.5
                                                                 ============       =============      =============

Supplemental cash flow information
  Interest Paid...............................................   $       92.2       $       130.7      $       217.1
                                                                 ============       =============      =============
  Income Taxes Paid...........................................   $      116.5       $       254.3      $       170.0
                                                                 ============       =============      =============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)   ORGANIZATION

     The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.0% at December 31, 1999 (53.0% if all securities convertible into, and options on, common stock were to be converted or exercised).

     On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life will continue to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries begin to assume responsibility for providing financial advisory services, product distribution and customer relationship management.

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 56% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. At December 31, 1999, Equitable Life has a 31.7% ownership interest in DLJ. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. Through June 10, 1997, this segment also includes Equitable Real Estate Investment Management Inc. ("EREIM") which was sold. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of Equitable Life and certain of its subsidiaries engaged in insurance related business (collectively, the "Insurance Group"); other subsidiaries, principally Alliance and through June 10, 1997, EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1999," "1998" and "1997" refer to the years ended December 31, 1999, 1998 and 1997, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1999 presentation.

     Closed Block
     ------------

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

     Discontinued Operations
     -----------------------

     Discontinued operations at December 31, 1999, principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1999 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

     Accounting Changes
     ------------------

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     New Accounting Pronouncements
     -----------------------------

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption of the new requirements is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     Valuation of Investments
     ------------------------

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Equity securities, comprised of common stock classified as both trading and available for sale securities, are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.

     Net Investment Income, Investment Gains, Net and Unrealized Investment
     ----------------------------------------------------------------------
     Gains (Losses)
     --------------

     Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized gains (losses) on publicly-traded common equity securities classified as trading securities are reflected in net investment income. Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Deferred Policy Acquisition Costs
     ---------------------------------

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million).

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield, excluding policy loans, generally ranged from 7.75% grading to 7.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 8.35% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $948.4 million and $951.7 million at December 31, 1999 and 1998, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Incurred benefits related to current year..........  $       150.7       $      140.1       $      132.3
     Incurred benefits related to prior years...........           64.7               84.2               60.0
                                                          -------------       ------------       ------------
     Total Incurred Benefits............................  $       215.4       $      224.3       $      192.3
                                                          =============       ============       ============

     Benefits paid related to current year..............  $        28.9       $       17.0       $       28.8
     Benefits paid related to prior years...............          189.8              155.4              146.2
                                                          -------------       ------------       ------------
     Total Benefits Paid................................  $       218.7       $      172.4       $      175.0
                                                          =============       ============       ============

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1999, participating policies, including those in the Closed Block, represent approximately 23.0% ($47.0 billion) of directly written life insurance in force, net of amounts ceded.

     Federal Income Taxes
     --------------------

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Separate Accounts
     -----------------

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1999, 1998 and 1997, investment results of such Separate Accounts were $6,045.5 million, $4,591.0 million and $3,411.1 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

     Employee Stock Option Plan
     --------------------------

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)   INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:

                                                                     GROSS               GROSS
                                                AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                   COST              GAINS              LOSSES            FAIR VALUE
                                              -------------      -------------       ------------       -------------
                                                                           (IN MILLIONS)
     DECEMBER 31, 1999
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
         Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
         U.S. Treasury, government and
           agency securities................        1,194.1               18.9               23.4             1,189.6
         States and political subdivisions..          110.0                1.4                4.9               106.5
         Foreign governments................          361.8               16.2               14.8               363.2
         Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......           25.5                1.5               17.8                 9.2
       Common stock trading securities......            7.2                9.1                2.2                14.1
                                              -------------      -------------       ------------       -------------
     Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                              =============      =============       ============       =============

     December 31, 1998
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
         Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
         U.S. Treasury, government and
           agency securities................        1,464.1              107.6                 .7             1,571.0
         States and political subdivisions..           55.0                9.9                -                  64.9
         Foreign governments................          363.3               20.9               30.0               354.2
         Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......  $        58.3      $       114.9       $       22.5       $       150.7
                                              =============      =============       ============       =============

     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1999 and 1998, securities without a readily ascertainable market value having an amortized cost of $3,322.2 million and $3,539.9 million, respectively, had estimated fair values of $3,177.7 million and $3,748.5 million, respectively.

     The contractual maturity of bonds at December 31, 1999 is shown below:

                                                                                     AVAILABLE FOR SALE
                                                                              -------------------------------
                                                                                AMORTIZED          ESTIMATED
                                                                                  COST             FAIR VALUE
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Due in one year or less................................................  $      479.1       $      477.8
     Due in years two through five..........................................       2,991.8            2,921.2
     Due in years six through ten...........................................       7,197.9            6,813.0
     Due after ten years....................................................       5,864.0            5,666.5
     Mortgage-backed securities.............................................       2,554.4            2,469.1
                                                                              ------------       ------------
     Total..................................................................  $   19,087.2       $   18,347.6
                                                                              ============       ============

     Corporate bonds held to maturity with an amortized cost and estimated fair value of $133.2 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1999, approximately 14.9% of the $18,344.3 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 1999 and 1998 were $647.9 million and $562.6 million, respectively.

     Investment valuation allowances and changes thereto are shown below:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Balances, beginning of year........................  $       230.6       $      384.5       $      137.1
     Additions charged to income........................           68.2               86.2              334.6
     Deductions for writedowns and
       asset dispositions...............................         (150.2)            (240.1)             (87.2)
                                                          -------------       ------------       ------------
     Balances, End of Year..............................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     Balances, end of year comprise:
       Mortgage loans on real estate....................  $        27.5       $       34.3       $       55.8
       Equity real estate...............................          121.1              196.3              328.7
                                                          -------------       ------------       ------------
     Total..............................................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     At December 31, 1999, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $152.1 million.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $106.0 million and $115.1 million at December 31, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $9.5 million, $10.3 million and $17.2 million in 1999, 1998 and 1997, respectively. Gross interest income on these loans included in net investment income aggregated $8.2 million, $8.3 million and $12.7 million in 1999, 1998 and 1997, respectively.

     Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                      DECEMBER 31,
                                                                          -----------------------------------
                                                                                1999                 1998
                                                                          --------------       --------------
                                                                                      (IN MILLIONS)

     Impaired mortgage loans with provision for losses..................  $        142.4       $        125.4
     Impaired mortgage loans without provision for losses...............             2.2                  8.6
                                                                          --------------       --------------
     Recorded investment in impaired mortgage loans.....................           144.6                134.0
     Provision for losses...............................................           (23.0)               (29.0)
                                                                          --------------       --------------
     Net Impaired Mortgage Loans........................................  $        121.6       $        105.0
                                                                          ==============       ==============

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1999, 1998 and 1997, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $161.3 million and $246.9 million. Interest income recognized on these impaired mortgage loans totaled $12.0 million, $12.3 million and $15.2 million ($0.0 million, $.9 million and $2.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1999 and 1998, the carrying value of equity real estate held for sale amounted to $382.2 million and $836.2 million, respectively. For 1999, 1998 and 1997, respectively, real estate of $20.5 million, $7.1 million and $152.0 million was acquired in satisfaction of debt. At December 31, 1999 and 1998, the Company owned $443.9 million and $552.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $251.6 million and $374.8 million at December 31, 1999 and 1998, respectively. Depreciation expense on real estate totaled $21.8 million, $30.5 million and $74.9 million for 1999, 1998 and 1997, respectively.

4)   JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 individual ventures at both December 31, 1999 and 1998) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                         DECEMBER 31,
                                                                               --------------------------------
                                                                                   1999                1998
                                                                               -------------      -------------
                                                                                         (IN MILLIONS)
      BALANCE SHEETS
      Investments in real estate, at depreciated cost........................  $       861.1      $       913.7
      Investments in securities, generally at estimated fair value...........          678.4              636.9
      Cash and cash equivalents..............................................           68.4               85.9
      Other assets...........................................................          239.3              279.8
                                                                               -------------      -------------
      Total Assets...........................................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Borrowed funds - third party...........................................  $       354.2      $       367.1
      Borrowed funds - AXA Financial.........................................           28.9               30.1
      Other liabilities......................................................          313.9              197.2
                                                                               -------------      -------------
      Total liabilities......................................................          697.0              594.4
                                                                               -------------      -------------

      Partners' capital......................................................        1,150.2            1,321.9
                                                                               -------------      -------------
      Total Liabilities and Partners' Capital................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Equity in partners' capital included above.............................  $       316.5      $       365.6
      Equity in limited partnership interests not included above and other...          524.1              390.1
                                                                               -------------      -------------
      Carrying Value.........................................................  $       840.6      $       755.7
                                                                               =============      =============

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)
      STATEMENTS OF EARNINGS
      Revenues of real estate joint ventures.............  $       180.5       $      246.1       $      310.5
      Revenues of other limited partnership interests....          455.1              128.9              506.3
      Interest expense - third party.....................          (39.8)             (33.3)             (91.8)
      Interest expense - AXA Financial...................           (2.5)              (2.6)              (7.2)
      Other expenses.....................................         (139.0)            (197.0)            (263.6)
                                                           -------------       ------------       ------------
      Net Earnings.......................................  $       454.3       $      142.1       $      454.2
                                                           =============       ============       ============

      Equity in net earnings included above..............  $        10.5       $       44.4       $       76.7
      Equity in net earnings of limited partnership
        interests not included above.....................           76.0               37.9               69.5
      Other..............................................            -                  -                  (.9)
                                                           -------------       ------------       ------------
      Total Equity in Net Earnings.......................  $        86.5       $       82.3       $      145.3
                                                           =============       ============       ============

5)   NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $     1,499.8       $    1,489.0       $    1,459.4
     Mortgage loans on real estate......................          253.4              235.4              260.8
     Equity real estate.................................          250.2              356.1              390.4
     Other equity investments...........................          165.1               83.8              156.9
     Policy loans.......................................          143.8              144.9              177.0
     Other investment income............................          161.3              185.7              181.7
                                                          -------------       ------------       ------------

       Gross investment income..........................        2,473.6            2,494.9            2,626.2

       Investment expenses..............................         (232.7)            (266.8)            (343.4)
                                                          -------------       ------------       ------------

     Net Investment Income..............................  $     2,240.9       $    2,228.1       $    2,282.8
                                                          =============       ============       ============

     Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $      (290.9)      $      (24.3)      $       88.1
     Mortgage loans on real estate......................           (3.3)             (10.9)             (11.2)
     Equity real estate.................................           (2.4)              74.5             (391.3)
     Other equity investments...........................           88.1               29.9               14.1
     Sale of subsidiaries...............................            -                 (2.6)             252.1
     Issuance and sales of Alliance Units...............            5.5               19.8                -
     Issuance and sales of DLJ common stock.............          106.0               18.2                3.0
     Other..............................................             .1               (4.4)               -
                                                          -------------       ------------       ------------
     Investment (Losses) Gains, Net.....................  $       (96.9)      $      100.2       $      (45.2)
                                                          =============       ============       ============

     Writedowns of fixed maturities amounted to $223.2 million, $101.6 million and $11.7 million for 1999, 1998 and 1997, respectively, and writedowns of equity real estate amounted to $136.4 million for 1997. In fourth quarter 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1999, 1998 and 1997, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,138.6 million, $15,961.0 million and $9,789.7 million. Gross gains of $74.7 million, $149.3 million and $166.0 million and gross losses of $214.3 million, $95.1 million and $108.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1999, 1998 and 1997 amounted to $(1,313.8) million, $(331.7) million and $513.4 million, respectively.

     On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. Net unrealized holding gains of $7.0 million were included in net investment income in the consolidated statements of earnings for 1999. These trading securities had a carrying value of $14.1 million and costs of $7.2 million at December 31, 1999.

     During 1999, DLJ completed its offering of a new class of its Common Stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

     For 1999, 1998 and 1997, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.5 million, $136.9 million and $137.5 million, respectively.

     In 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), for $400.0 million and recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale. Through June 10, 1997, the businesses sold reported combined revenues of $91.6 million and combined net earnings of $10.7 million.

     On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's 1996 acquisition of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") by $120.9 million since Cursitor's business fundamentals no longer supported the carrying value of its investment. The Company's earnings from continuing operations for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years.

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, follow:

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)

      Balance, beginning of year.........................  $       384.1       $      533.6       $      189.9
      Changes in unrealized investment (losses) gains....       (1,486.6)            (242.4)             543.3
      Changes in unrealized investment losses
        (gains) attributable to:
          Participating group annuity contracts..........           24.7               (5.7)              53.2
          DAC............................................          208.6               13.2              (89.0)
          Deferred Federal income taxes..................          476.4               85.4             (163.8)
                                                           -------------       ------------       ------------
      Balance, End of Year...............................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

      Balance, end of year comprises:
        Unrealized investment (losses) gains on:
          Fixed maturities...............................  $      (773.9)      $      539.9       $      871.2
          Other equity investments.......................          (16.3)              92.4               33.7
          Other, principally Closed Block................           46.8              111.1               80.9
                                                           -------------       ------------       ------------
            Total........................................         (743.4)             743.4              985.8
        Amounts of unrealized investment gains
          attributable to:
            Participating group annuity contracts........            -                (24.7)             (19.0)
            DAC..........................................           80.8             (127.8)            (141.0)
            Deferred Federal income taxes................          269.8             (206.8)            (292.2)
                                                           -------------       ------------       ------------
      Total..............................................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Unrealized (losses) gains on investments...........  $      (392.8)      $      384.1       $      533.6
     Minimum pension liability..........................            (.1)             (28.3)             (17.3)
                                                          -------------       ------------       ------------
     Total Accumulated Other
       Comprehensive (Loss) Income......................  $      (392.9)      $      355.8       $      516.3
                                                          =============       ============       ============

     The components of other comprehensive income (loss) for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Net unrealized (losses) gains on investment
       securities:
       Net unrealized (losses) gains arising during
         the period.....................................  $    (1,682.3)      $     (186.1)      $      564.0
       Adjustment to reclassify losses (gains)
         included in net earnings during the period.....          195.7              (56.3)             (20.7)
                                                          -------------       ------------       ------------
     Net unrealized (losses) gains on investment
         securities.....................................       (1,486.6)            (242.4)             543.3
     Adjustments for policyholder liabilities,
         DAC and deferred Federal income taxes..........          709.7               92.9             (199.6)
                                                          -------------       ------------       ------------

     Change in unrealized losses (gains), net of
         adjustments....................................         (776.9)            (149.5)             343.7
     Change in minimum pension liability................           28.2              (11.0)              (4.4)
                                                          -------------       ------------       ------------
     Total Other Comprehensive (Loss) Income............  $      (748.7)      $     (160.5)      $      339.3
                                                          =============       ============       ============

7)   CLOSED BLOCK

     Summarized financial information for the Closed Block follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                      (IN MILLIONS)
                                                                                                 <C
     BALANCE SHEETS
     Fixed Maturities:
       Available for sale, at estimated fair value (amortized cost,
         $4,144.8 and $4,149.0)...........................................  $    4,014.0         $    4,373.2
     Mortgage loans on real estate........................................       1,704.2              1,633.4
     Policy loans.........................................................       1,593.9              1,641.2
     Cash and other invested assets.......................................         194.4                 86.5
     DAC..................................................................         895.5                676.5
     Other assets.........................................................         205.3                221.6
                                                                            ------------         ------------
     Total Assets.........................................................  $    8,607.3         $    8,632.4
                                                                            ============         ============

     Future policy benefits and policyholders' account balances...........  $    9,011.7         $    9,013.1
     Other liabilities....................................................          13.3                 63.9
                                                                            ------------         ------------
     Total Liabilities....................................................  $    9,025.0         $    9,077.0
                                                                            ============         ============



                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Premiums and other revenue.........................  $       619.1       $      661.7       $      687.1
     Investment income (net of investment
       expenses of $15.8, $15.5 and $27.0)..............          574.2              569.7              574.9
     Investment (losses) gains, net.....................          (11.3)                .5              (42.4)
                                                          -------------       ------------       ------------
           Total revenues...............................        1,182.0            1,231.9            1,219.6
                                                          -------------       ------------       ------------

     Policyholders' benefits and dividends..............        1,024.7            1,082.0            1,066.7
     Other operating costs and expenses.................           70.9               62.8               50.4
                                                          -------------       ------------       ------------
           Total benefits and other deductions..........        1,095.6            1,144.8            1,117.1
                                                          -------------       ------------       ------------

     Contribution from the Closed Block.................  $        86.4       $       87.1       $      102.5
                                                          =============       ============       ============

     Impaired mortgage loans along with the related provision for losses follows:

                                                                                        DECEMBER 31,
                                                                              --------------------------------
                                                                                  1999                1998
                                                                              -------------      -------------
                                                                                        (IN MILLIONS)
     Impaired mortgage loans with provision for losses......................  $        26.8      $        55.5
     Impaired mortgage loans without provision for losses...................            4.5                7.6
                                                                              -------------      -------------
     Recorded investment in impaired mortgages..............................           31.3               63.1
     Provision for losses...................................................           (4.1)             (10.1)
                                                                              -------------      -------------
     Net Impaired Mortgage Loans............................................  $        27.2      $        53.0
                                                                              =============      =============

     During 1999, 1998 and 1997, the Closed Block's average recorded investment in impaired mortgage loans was $37.0 million, $85.5 million and $110.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.7 million and $9.4 million ($.3 million, $1.5 million and $4.1 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     Valuation allowances amounted to $4.6 million and $11.1 million on mortgage loans on real estate and $24.7 million and $15.4 million on equity real estate at December 31, 1999 and 1998, respectively. Writedowns of fixed maturities amounted to $3.5 million for 1997. Writedowns of equity real estate amounted to $28.8 million for 1997.

     In fourth quarter 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Also in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)   DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     BALANCE SHEETS
     Mortgage loans on real estate........................................  $      454.6         $      553.9
     Equity real estate...................................................         426.6                611.0
     Other equity investments.............................................          55.8                115.1
     Other invested assets................................................          87.1                 24.9
                                                                            ------------         ------------
       Total investments..................................................       1,024.1              1,304.9
     Cash and cash equivalents............................................         164.5                 34.7
     Other assets.........................................................         213.0                219.0
                                                                            ------------         ------------
     Total Assets.........................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

     Policyholders' liabilities...........................................  $      993.3         $    1,021.7
     Allowance for future losses..........................................         242.2                305.1
     Other liabilities....................................................         166.1                231.8
                                                                            ------------         ------------
     Total Liabilities....................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Investment income (net of investment
       expenses of $49.3, $63.3 and $97.3)..............  $        98.7       $      160.4       $      188.6
     Investment (losses) gains, net.....................          (13.4)              35.7             (173.7)
     Policy fees, premiums and other income.............             .2               (4.3)                .2
                                                          -------------       ------------       ------------
     Total revenues.....................................           85.5              191.8               15.1

     Benefits and other deductions......................          104.8              141.5              169.5
     (Losses charged) earnings credited to allowance
       for future losses................................          (19.3)              50.3             (154.4)
                                                          -------------       ------------       ------------
     Pre-tax loss from operations.......................            -                  -                  -
     Pre-tax earnings from releasing (loss from
       strengthening) the allowance for future
       losses...........................................           43.3                4.2             (134.1)
     Federal income tax (expense) benefit...............          (15.2)              (1.5)              46.9
                                                          -------------       ------------       ------------
     Earnings (Loss) from Discontinued Operations.......  $        28.1       $        2.7       $      (87.2)
                                                          =============       ============       ============

     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1999 and 1998 and strengthening of allowance in 1997.

     In fourth quarter 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Also in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million and $53.3 million of interest expense related to amounts borrowed from continuing operations in 1998 and 1997, respectively.

     Valuation allowances of $1.9 million and $3.0 million on mortgage loans on real estate and $54.8 million and $34.8 million on equity real estate were held at December 31, 1999 and 1998, respectively. Writedowns of equity real estate were $95.7 million in 1997.

     During 1999, 1998 and 1997, discontinued operations' average recorded investment in impaired mortgage loans was $13.8 million, $73.3 million and $89.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.7 million, $4.7 million and $6.6 million ($.0 million, $3.4 million and $5.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $24.1 million and $50.0 million, respectively.

9)   SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     Short-term debt......................................................  $      557.0         $      179.3
                                                                            ------------         ------------
     Long-term debt:
     Equitable Life:
       Surplus notes, 6.95% due 2005......................................         399.5                399.4
       Surplus notes, 7.70% due 2015......................................         199.7                199.7
       Other..............................................................            .4                   .3
                                                                            ------------         ------------
           Total Equitable Life...........................................         599.6                599.4
                                                                            ------------         ------------
     Wholly Owned and Joint Venture Real Estate:
       Mortgage notes, 5.43% - 9.5%, due through 2017.....................         251.3                392.2
                                                                            ------------         ------------
     Alliance:
       Other..............................................................           -                   10.8
                                                                            ------------         ------------
     Total long-term debt.................................................         850.9              1,002.4
                                                                            ------------         ------------

     Total Short-term and Long-term Debt..................................  $    1,407.9         $    1,181.7
                                                                            ============         ============

     Short-term Debt
     ---------------

     Equitable Life has a $700.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1999 range from 5.76% to 8.5%. There were no borrowings outstanding under this bank credit facility at December 31, 1999.

     Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facility. At December 31, 1999, there were $166.9 million outstanding under this program.

     Alliance has a $425.0 million five-year revolving credit facility with a group of commercial banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During July 1999, Alliance increased the size of its commercial paper program by $200.0 million from $425.0 million for a total available limit of $625.0 million. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under

     Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 1999, Alliance had commercial paper outstanding totaling $384.7 million at an effective interest rate of 5.9%; there were no borrowings outstanding under Alliance's revolving credit facility.

     In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support.

     Long-term Debt
     --------------

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 1999, the Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $323.6 million and $640.2 million at December 31, 1999 and 1998, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1999, aggregate maturities of the long-term debt based on required principal payments at maturity was $3.0 million for 2000 and $848.7 million for 2005 and thereafter.

10)  FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Federal income tax expense (benefit):
       Current..........................................  $       174.0       $      283.3       $      186.5
       Deferred.........................................          158.0               69.8              (95.0)
                                                          -------------       ------------       ------------
     Total..............................................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Expected Federal income tax expense................  $       458.4       $      414.3       $      234.7
     Non-taxable minority interest......................          (47.8)             (33.2)             (38.0)
     Non-taxable subsidiary gains.......................          (37.1)              (6.4)               -
     Adjustment of tax audit reserves...................           27.8               16.0              (81.7)
     Equity in unconsolidated subsidiaries..............          (64.0)             (39.3)             (45.1)
     Other..............................................           (5.3)               1.7               21.6
                                                          -------------       ------------       ------------
     Federal Income Tax Expense.........................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The components of the net deferred Federal income taxes are as follows:

                                                    DECEMBER 31, 1999                  December 31, 1998
                                              -----------------------------      -----------------------------
                                                 ASSETS         LIABILITIES         Assets         Liabilities
                                              -----------      ------------      ------------      -----------
                                                                        (IN MILLIONS)
     Compensation and related benefits......  $       -        $       37.7      $      235.3      $       -
     Other..................................          -                20.6              27.8              -
     DAC, reserves and reinsurance..........          -               329.7               -              231.4
     Investments............................        115.1               -                 -              364.4
                                              -----------      ------------      ------------      -----------
     Total..................................  $     115.1      $      388.0      $      263.1      $     595.8
                                              ===========      ============      ============      ===========

     At December 31, 1999, in conjunction with the non-qualified employee benefit plans, $236.8 million in deferred tax asset was transferred to the Holding Company. See Note 12 for discussion of the benefit plans transferred.

     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     DAC, reserves and reinsurance......................  $        83.2       $       (7.7)      $       46.2
     Investments........................................            3.2               46.8             (113.8)
     Compensation and related benefits..................           21.0               28.6                3.7
     Other..............................................           50.6                2.1              (31.1)
                                                          -------------       ------------       ------------
     Deferred Federal Income Tax
       Expense (Benefit)................................  $       158.0       $       69.8       $      (95.0)
                                                          =============       ============       ============

     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)  REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Direct premiums....................................  $       420.6       $      438.8       $      448.6
     Reinsurance assumed................................          206.7              203.6              198.3
     Reinsurance ceded..................................          (69.1)             (54.3)             (45.4)
                                                          -------------       ------------       ------------
     Premiums...........................................  $       558.2       $      588.1       $      601.5
                                                          =============       ============       ============

     Universal Life and Investment-type Product
       Policy Fee Income Ceded..........................  $        69.7       $       75.7       $       61.0
                                                          =============       ============       ============
     Policyholders' Benefits Ceded......................  $        99.6       $       85.9       $       70.6
                                                          =============       ============       ============
     Interest Credited to Policyholders' Account
       Balances Ceded...................................  $        38.5       $       39.5       $       36.4
                                                          =============       ============       ============

     Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurer. Premiums ceded totaled $.1 million, $1.3 million and $1.6 million for 1999, 1998 and 1997, respectively. Ceded death and disability benefits totaled $44.7 million, $15.6 million and $4.3 million for 1999, 1998 and 1997, respectively. Insurance liabilities ceded totaled $510.5 million and $560.3 million at December 31, 1999 and 1998, respectively.

12)  EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

     Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

     Components of net periodic pension (credit) cost for the qualified and non-qualified plans follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Service cost.......................................  $        36.7       $       33.2       $       32.5
     Interest cost on projected benefit obligations.....          131.6              129.2              128.2
     Actual return on assets............................         (189.8)            (175.6)            (307.6)
     Net amortization and deferrals.....................            7.5                6.1              166.6
                                                          -------------       ------------       ------------
     Net Periodic Pension Cost (Credit).................  $       (14.0)      $       (7.1)      $       19.7
                                                          =============       ============       ============

     The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Benefit obligations, beginning of year.................................  $    1,933.4       $    1,801.3
     Service cost...........................................................          36.7               33.2
     Interest cost..........................................................         131.6              129.2
     Actuarial (gains) losses...............................................         (53.3)             108.4
     Benefits paid..........................................................        (123.1)            (138.7)
                                                                              ------------       ------------
     Subtotal before transfer...............................................       1,925.3            1,933.4
     Transfer of Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................        (262.5)               -
                                                                              ------------       ------------
     Benefit Obligation, End of Year........................................  $    1,662.8       $    1,933.4
                                                                              ============       ============

     The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Plan assets at fair value, beginning of year...........................  $    2,083.1       $    1,867.4
     Actual return on plan assets...........................................         369.0              338.9
     Contributions..........................................................            .1                -
     Benefits paid and fees.................................................        (108.5)            (123.2)
                                                                              ------------       ------------
     Plan assets at fair value, end of year.................................       2,343.7            2,083.1
     Projected benefit obligations..........................................       1,925.3            1,933.4
                                                                              ------------       ------------
     Excess of plan assets over projected benefit obligations...............         418.4              149.7
     Unrecognized prior service cost........................................          (5.2)              (7.5)
     Unrecognized net (gain) loss from past experience different
       from that assumed....................................................        (197.3)              38.7
     Unrecognized net asset at transition...................................           (.1)               1.5
                                                                              ------------       ------------
     Subtotal before transfer...............................................         215.8              182.4
     Transfer of Accrued Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................         183.0                -
                                                                              ------------       ------------
     Prepaid Pension Cost, Net..............................................  $      398.8       $      182.4
                                                                              ============       ============

     The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $412.2 million and $363.9 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $181.5 million at December 31, 1999 and 1998, respectively.

     The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.0% and 6.38%, respectively, at December 31, 1999 and 7.0% and 3.83%, respectively, at December 31, 1998. As of January 1, 1999 and 1998, the expected long-term rate of return on assets for the retirement plan was 10.0% and 10.25%, respectively.

     The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1999, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $325.7 million and $36.3 million, respectively, at December 31, 1999 and $309.7 million and $34.5 million, respectively, at December 31, 1998.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $30.2 million, $31.8 million and $33.2 million for 1999, 1998 and 1997, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1999, 1998 and 1997, the Company made estimated postretirement benefits payments of $29.5 million, $28.4 million and $18.7 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                               1999               1998                1997
                                                         -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

     Service cost.......................................  $         4.7       $        4.6       $        4.5
     Interest cost on accumulated postretirement
       benefits obligation..............................           34.4               33.6               34.7
     Unrecognized prior service costs...................           (7.0)               -                  -
     Net amortization and deferrals.....................            8.4                 .5                1.9
                                                         -----------------   ----------------   -----------------
     Net Periodic Postretirement Benefits Costs.........  $        40.5       $       38.7       $       41.1
                                                         =================   ================   =================

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Accumulated postretirement benefits obligation, beginning
       of year..............................................................  $      490.4       $      490.8
     Service cost...........................................................           4.7                4.6
     Interest cost..........................................................          34.4               33.6
     Contributions and benefits paid........................................         (29.5)             (28.4)
     Actuarial gains........................................................         (29.0)             (10.2)
                                                                              ------------       ------------
     Accumulated postretirement benefits obligation, end of year............         471.0              490.4
     Unrecognized prior service cost........................................          26.9               31.8
     Unrecognized net loss from past experience different
       from that assumed and from changes in assumptions....................         (86.0)            (121.2)
                                                                              ------------       ------------
     Subtotal before transfer...............................................         411.9              401.0
     Transfer to the Holding Company........................................        (394.1)               -
                                                                              ------------       ------------
     Accrued Postretirement Benefits Cost...................................  $       17.8       $      401.0
                                                                              ============       ============

     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.5% in 1999, gradually declining to 4.75% in the year 2010, and in 1998 was 8.0%, gradually declining to 2.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 8.0% and 7.0% at December 31, 1999 and 1998, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1999 would be increased 3.55%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.91%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1999 would be decreased by 4.38%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.96%.

13)  DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivatives
     -----------

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1999 and 1998, respectively, was $797.3 million and $880.9 million. The average unexpired terms at December 31, 1999 ranged from two months to 5.0 years. At December 31, 1999, the cost of terminating swaps in a loss position was $1.8 million. Equitable Life maintains an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1999 of contracts purchased and sold were $7,575.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $51.6 million and is being amortized ratably over the contract periods ranging from 1 to 4 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments primarily for trading purposes and to provide products for its clients. DLJ performs the following activities: writing over-the-counter ("OTC") options to accommodate customer needs; trading in forward contracts in U.S. government and agency issued or guaranteed securities; trading in futures contracts on equity based indices, interest rate instruments, and currencies; and issuing structured products based on emerging market financial instruments and indices. DLJ also enters into swap agreements, primarily equity, interest rate and foreign currency swaps. DLJ is not significantly involved in commodity derivative instruments.

     Fair Value of Financial Instruments
     -----------------------------------

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1999 and 1998.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                        DECEMBER 31,
                                             --------------------------------------------------------------------
                                                           1999                               1998
                                             ---------------------------------  ---------------------------------
                                                CARRYING         ESTIMATED         Carrying         Estimated
                                                 VALUE          FAIR VALUE          Value           Fair Value
                                             ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
     Consolidated Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    3,270.0     $     3,239.3     $     2,809.9     $    2,961.8
     Other limited partnership interests....         647.9             647.9             562.6            562.6
     Policy loans...........................       2,257.3           2,359.5           2,086.7          2,370.7
     Policyholders' account balances -
       investment contracts.................      12,740.4          12,800.5          12,892.0         13,396.0
     Long-term debt.........................         850.9             834.9           1,002.4          1,025.2

     Closed Block Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    1,704.2     $     1,650.3     $     1,633.4     $    1,703.5
     Other equity investments...............          36.3              36.3              56.4             56.4
     Policy loans...........................       1,593.9           1,712.0           1,641.2          1,929.7
     SCNILC liability.......................          22.8              22.5              25.0             25.0

     Discontinued Operations Financial
     ---------------------------------
     Instruments:
     ------------
     Mortgage loans on real estate..........  $      454.6     $       467.0     $       553.9     $      599.9
     Fixed maturities.......................          85.5              85.5              24.9             24.9
     Other equity investments...............          55.8              55.8             115.1            115.1
     Guaranteed interest contracts..........          33.2              27.5              37.0             34.0
     Long-term debt.........................         101.9             101.9             147.1            139.8

14)  COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $59.4 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $373.8 million at December 31, 1999, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.9 million of letters of credit outstanding at December 31, 1999.

15)  LITIGATION

     The Company
     -----------

     Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

     Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Agent Health Benefits Case

     Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Prime Property Fund Case

     In January 2000, the California Supreme Court denied the Company's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with the Company on behalf of Prime Property Fund ("PPF"). The Company serves as investment manager for PPF, an open-end, commingled real estate separate account of the Company for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. The case has been remanded to the Superior Court for further proceedings. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this matter will have a material adverse effect on the Company's results of operations in any particular period.


     Alliance Capital
     ----------------

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance Holding and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. In December 1999, the United States District Court for the Southern District of New York granted the defendants' motion for summary judgment on all claims against all defendants. Later in December 1999, the plaintiffs filed motions for reconsideration of the Court's ruling. These motions are currently pending with the Court.

     In connection with the Reorganization; Alliance assumed any liabilities which Alliance Holding may have with respect to this action. Alliance and Alliance Holding believe that the allegations in the amended complaint are without merit and intend to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance Holding and Alliance do not expect that it will have a material adverse effect on Alliance Holding's or Alliance's results of operations or financial condition.

     DLJSC
     -----

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. In April 1999, the complaint against DLJSC and the other defendants was dismissed. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. In March 1999, the Court granted motions for summary judgment filed by DLJSC and the other defendants. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     In November 1998, three purported class actions were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the Federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. In March 1999, the plaintiffs filed a consolidated amended complaint. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The Justice Department has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred.

     Although there can be no assurance, DLJ's management does not believe that the ultimate resolution of the litigations described above to which DLJSC is a party will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigations will have a material adverse effect on DLJ's results of operations in any particular period.

     Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)  LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2000 and the four successive years are $111.2 million, $93.3 million, $78.3 million, $71.9 million, $66.5 million and $523.7 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2000 and the four successive years is $5.2 million, $4.1 million, $2.8 million, $2.8 million, $2.8 million and $23.8 million thereafter.

     At December 31, 1999, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2000 and the four successive years is $120.7 million, $113.5 million, $96.0 million, $79.7 million, $74.1 million and $354.6 million thereafter.

17)  OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Compensation costs.................................  $     1,010.6       $      772.0       $      721.5
     Commissions........................................          549.5              478.1              409.6
     Short-term debt interest expense...................           16.7               26.1               31.7
     Long-term debt interest expense....................           76.3               84.6              121.2
     Amortization of policy acquisition costs...........          314.5              292.7              287.3
     Capitalization of policy acquisition costs.........         (709.9)            (609.1)            (508.0)
     Writedown of policy acquisition costs..............          131.7                -                  -
     Rent expense, net of sublease income...............          113.9              100.0              101.8
     Cursitor intangible assets writedown...............            -                  -                120.9
     Other..............................................        1,294.0            1,056.8              917.9
                                                          -------------       ------------       ------------
     Total..............................................  $     2,797.3       $    2,201.2       $    2,203.9
                                                         =================   ================   =================

     During 1997, the Company restructured certain operations in connection with cost reduction programs and recorded a pre-tax provision of $42.4 million. The amount paid during 1999 associated with cost reduction programs totaled $15.6 million. At December 31, 1999, the remaining liabilities associated with cost reduction programs was $8.8 million. The 1997 cost reduction program included costs related to employee termination and exit costs.

18)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as shareholder dividends. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1999, 1998 and 1997, statutory net income (loss) totaled $547.0 million, $384.4 million and ($351.7) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,570.6 million and $4,728.0 million at December 31, 1999 and 1998, respectively. In September 1999, $150.0 million in dividends were paid to the Holding Company by Equitable Life, the first such payment since Equitable Life's demutualization in 1992.

     At December 31, 1999, the Insurance Group, in accordance with various government and state regulations, had $26.8 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)  BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $75.6 million, $61.8 million and $84.1 million for 1999, 1998 and 1997, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $.5 million and $4.2 million for 1999, 1998 and 1997, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                               INVESTMENT
                                             INSURANCE          SERVICES         ELIMINATION           TOTAL
                                            -------------     ------------       ------------      ------------
                                                                       (IN MILLIONS)
     1999
     ----
     Segment revenues.....................  $     4,283.0     $    2,052.7       $      (23.8)     $    6,311.9
     Investment (losses) gains............         (199.4)           111.5                -               (87.9)
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,083.6     $    2,164.2       $      (23.8)     $    6,224.0
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       895.7     $      427.0       $        -        $    1,322.7
     Investment (losses) gains , net of
       DAC and other charges..............         (208.4)           110.5                -               (97.9)
     Non-recurring DAC adjustments........         (131.7)             -                  -              (131.7)
     Pre-tax minority interest............            -              216.8                -               216.8
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................  $       555.6     $      754.3       $        -        $    1,309.9
                                            =============     ============       ============      ============

     Total Assets.........................  $    86,842.7     $   12,961.7       $       (8.9)     $   99,795.5
                                            =============     ============       ============      ============


     1998
     ----
     Segment revenues.....................  $     4,029.8     $    1,438.4       $       (5.7)     $    5,462.5
     Investment gains.....................           64.8             35.4                -               100.2
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,094.6     $    1,473.8       $       (5.7)     $    5,562.7
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       688.6     $      284.3       $        -        $      972.9
     Investment gains, net of
       DAC and other charges..............           41.7             27.7                -                69.4
     Pre-tax minority interest............            -              141.5                -               141.5
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................          730.3            453.5                -             1,183.8
                                            =============     ============       ============      ============

     Total Assets.........................  $    75,626.0     $   12,379.2       $      (64.4)     $   87,940.8
                                            =============     ============       ============      ============

                                                                   INVESTMENT
                                                INSURANCE           SERVICES        ELIMINATION           TOTAL
                                               -------------     ------------       ------------      ------------

        1997
        ----
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment (losses) gains............         (318.8)           255.1                -               (63.7)
                                               -------------     ------------       ------------      ------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                               =============     ============       ============      ============

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment (losses) gains, net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                               -------------     ------------       ------------      ------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                               =============     ============       ============      ============

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                               =============     ============       ============      ============


20)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1999 and 1998 are summarized below:

                                                                 THREE MONTHS ENDED
                                     ------------------------------------------------------------------------
                                        MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                     -------------      -------------       ------------         ------------
                                                                    (IN MILLIONS)
     1999
     ----
     Total Revenues................  $     1,484.3      $     1,620.3       $    1,512.1         $    1,607.3
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                     =============      =============       ============         ============

     Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                     =============      =============       ============         ============

     1998
     ----
     Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       212.8      $       197.0       $      136.8         $      158.9
                                     =============      =============       ============         ============

     Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                     =============      =============       ============         ============

21)  INVESTMENT IN DLJ

     At December 31, 1999, the Company's ownership of DLJ interest was approximately 31.71%. The Company's ownership interest in DLJ will continue to be reduced upon the exercise of options granted to certain DLJ employees and the vesting of forfeitable restricted stock units acquired by DLJ employees. DLJ restricted stock units represent forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)
     Assets:
     Trading account securities, at market value............................  $   27,982.4       $   13,195.1
     Securities purchased under resale agreements...........................      29,538.1           20,063.3
     Broker-dealer related receivables......................................      44,998.1           34,264.5
     Other assets...........................................................       6,493.5            4,759.3
                                                                              ------------       ------------
     Total Assets...........................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     Liabilities:
     Securities sold under repurchase agreements............................  $   56,474.4       $   35,775.6
     Broker-dealer related payables.........................................      37,207.4           26,161.5
     Short-term and long-term debt..........................................       6,518.6            3,997.6
     Other liabilities......................................................       4,704.5            3,219.8
                                                                              ------------       ------------
     Total liabilities......................................................     104,904.9           69,154.5
     DLJ's company-obligated mandatorily redeemed preferred
       securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
     Total shareholders' equity.............................................       3,907.2            2,927.7
                                                                              ------------       ------------
     Total Liabilities, Cumulative Exchangeable Preferred Stock and
       Shareholders' Equity.................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     DLJ's equity as reported...............................................  $    3,907.2       $    2,927.7
     Unamortized cost in excess of net assets acquired in 1985
       and other adjustments................................................          22.9               23.7
     The Holding Company's equity ownership in DLJ..........................      (1,341.4)          (1,002.4)
     Minority interest in DLJ...............................................      (1,479.3)          (1,118.2)
                                                                              ------------       ------------
     The Company's Carrying Value of DLJ....................................  $    1,109.4       $      830.8
                                                                              ============       ============

     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                1999               1998               1997
                                                            ------------       ------------      -------------
                                                                               (IN MILLIONS)

     Commission, fees and other income..................... $    4,145.1       $    3,150.5      $     2,430.7
     Net investment income.................................      2,175.3            2,189.1            1,652.1
     Principal Transactions, net...........................        825.9               67.4              557.7
                                                            ------------       ------------      -------------
     Total revenues........................................      7,146.3            5,407.0            4,640.5
     Total expenses including income taxes.................      6,545.6            5,036.2            4,232.2
                                                            ------------       ------------      -------------
     Net earnings..........................................        600.7              370.8              408.3
     Dividends on preferred stock..........................         21.2               21.3               12.2
                                                            ------------       ------------      -------------
     Earnings Applicable to Common Shares.................. $      579.5       $      349.5      $       396.1
                                                            ============       ============      =============

     DLJ's earnings applicable to common shares as
       reported............................................ $      579.5       $      349.5      $       396.1
     Amortization of cost in excess of net assets
       acquired in 1985....................................          (.9)               (.8)              (1.3)
     The Holding Company's equity in DLJ's earnings........       (222.7)            (136.8)            (156.8)
     Minority interest in DLJ..............................       (172.9)             (99.5)            (109.1)
                                                            ------------       ------------      -------------
     The Company's Equity in DLJ's Earnings................ $      183.0       $      112.4      $       128.9
                                                            ============       ============      =============

22)  ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock incentive plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1999, 1998 and 1997 would have been $757.1 million, $678.4 million and $426.3 million, respectively.

     The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 1999, 1998 and 1997 follow:

                                 HOLDING COMPANY                      DLJ                            ALLIANCE
                          ------------------------------ ------------------------------- ----------------------------------
                            1999      1998       1997      1999       1998      1997       1999       1998         1997
                          --------- ---------- --------- ---------- --------- ---------- --------- ------------ -----------
     Dividend yield......  0.31%      0.32%     0.48%      0.56%      0.69%     0.86%     8.70%       6.50%       8.00%

     Expected volatility.   28%        28%       20%        36%        40%       33%       29%         29%         26%

     Risk-free interest
       rate..............  5.46%      5.48%     5.99%      5.06%      5.53%     5.96%     5.70%       4.40%       5.70%

     Expected life
       in years..........    5          5         5          5          5         5         7          7.2         7.2

     Weighted average
       fair value per
       option at
       grant-date........  $10.78    $11.32     $6.13     $17.19     $16.27    $10.81     $3.88       $3.86       $2.18

     A summary of the Holding Company, DLJ and Alliance's option plans follows:

                                     HOLDING COMPANY                     DLJ                         ALLIANCE
                               ----------------------------- ----------------------------- -----------------------------
                                                 Weighted                      Weighted                     Weighted
                                                 Average                       Average                       Average
                                                 Exercise                      Exercise                     Exercise
                                                 Price of                      Price of                     Price of
                                   Shares        Options         Shares        Options         Units         Options
                               (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                               --------------- ------------- --------------- ------------- -----------------------------
     Balance as of
       January 1, 1997........      13.4           $10.40         22.2         $14.03           10.0          $ 9.54
       Granted................       6.4           $20.93          6.4         $30.54            2.2          $18.28
       Exercised..............      (3.2)          $10.13          (.2)        $16.01           (1.2)         $ 8.06
       Forfeited..............       (.8)          $11.72          (.2)        $13.79            (.4)         $10.64
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1997......      15.8           $14.53         28.2         $17.78           10.6          $11.41
       Granted................       8.6           $33.13          1.5         $38.59            2.8          $26.28
       Exercised..............      (2.2)          $10.59         (1.4)        $14.91            (.9)         $ 8.91
       Forfeited..............       (.8)          $23.51          (.1)        $17.31            (.2)         $13.14
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1998......      21.4           $22.00         28.2         $19.04           12.3          $14.92
       Granted................       4.3           $31.70          4.8         $45.23            2.0          $30.18
       Exercised..............      (2.4)          $13.26         (2.2)        $34.61           (1.5)         $ 9.51
       Forfeited..............       (.6)          $24.29          (.1)        $15.85            (.3)         $17.79
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1999......      22.7           $24.60         30.7         $23.30           12.5          $17.95
                               ===============               =============                 ===============

     Information about options outstanding and exercisable at December 31, 1999 follows:

                                    Options Outstanding                            Options Exercisable
                     ---------------------------------------------------   -------------------------------------
                            Weighted
                                            Average         Weighted                               Weighted
      Range of             Number          Remaining        Average             Number              Average
      Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
       Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
-------------------- ------------------ ---------------- ---------------   ------------------   ----------------

       Holding
       Company
--------------------
$ 9.06   -$13.88             5.6               4.2            $10.50             10.9                $18.98
$14.25   -$22.63             5.2               7.7            $20.95              -                    -
$25.32   -$34.59             8.2               8.7            $29.08              -                    -
$40.97   -$41.28             3.7               8.6            $41.28              -                    -
                      -----------------                                    ------------------
$ 9.06   -$41.28            22.7               7.3            $24.60             10.9                $18.98
                      ================= ================ ===============   ==================   ================

         DLJ
--------------------
$13.50    -$25.99           20.2               8.4            $14.61             20.6                $16.62
$26.00    -$38.99            4.9               7.8            $33.99              -                    -
$39.00    -$52.875           4.8               9.0            $43.28              -                    -
$53.00    -$76.875            .8               9.7            $57.09              -                    -
                      -----------------                                    ------------------
$13.50    -$76.875          30.7               8.4            $23.30             20.6                $16.62
                      ================= ================ ===============   ==================   ================

      Alliance
--------------------
$ 3.66    -$ 9.81            2.6               3.8            $ 8.31              2.2                $ 8.12
$ 9.88    -$12.56            3.3               5.6            $11.16              2.6                $10.92
$13.75    -$18.47            1.8               7.9            $18.34               .7                $18.34
$18.78    -$26.31            2.8               8.9            $26.16               .6                $26.06
$27.31    -$30.94            2.0               9.9            $30.24              -                    -
                      -----------------                                    ------------------
$ 3.66    -$30.94           12.5               7.0            $17.95              6.1                $12.12
                      ================= ================ ===============   ==================   ================


          Supplement dated May 1, 2000 to Prospectus dated May 1, 2000
    ------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 Avenue of the Americas, New York, New York 10104
                        Toll-Free Telephone 800-223-5790


                       ----------------------------------

                           VARIABLE ANNUITY BENEFITS

                       ----------------------------------


           This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                   annuity payment benefits after retirement.

                This Prospectus Supplement is not authorized for
                 distribution unless accompanied or preceded by
                    the Prospectus dated May 1, 2000 for the
                    appropriate Members Retirement Program.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Usually, a $350 charge will be deducted from the amount used to purchase the annuity to reimburse us for administrative expenses associated with processing the application and with issuing each month's annuity payment. Applicable premium taxes will also be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity.
         If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 4-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed based rate of return of 5 3/4%.

                First Business Day of          Annuity Unit Value
                ---------------------          ------------------
                     October 1987                   $4.3934
                     October 1988                   $3.5444
                     October 1989                   $4.8357
                     October 1990                   $3.8569
                     October 1991                   $5.4677
                     October 1992                   $5.1818
                     October 1993                   $6.3886
                     October 1994                   $6.1563
                     October 1995                   $7.4970
                     October 1996                   $8.0828
                     October 1997                  $11.0300
                     October 1998                   $7.5963
                     October 1999                   $9.8568

                                    THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2000 prospectus and the Statement of Additional Information.

                               INVESTMENT MANAGER

The Manager

         We, Equitable Life, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 2000 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. Equitable Life, our sole stockholder AXA Financial, Inc., and their subsidiaries managed assets of approximately $462.7 billion as of December 31, 1999, including third party assets of $340.6 billion.

Investment Management

         In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, Alliance Capital Management L.P. ("Alliance"), for portfolio selection and transaction services. For a description of Alliance, see our May 1, 2000 Members Retirement Program prospectus.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by Alliance/Equitable Life and receive commissions paid by the Fund. For 1999, 1998 and 1997, the Fund paid $5,877,438, $4,288,187 and $3,698,148, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the fund in our May 1, 2000 Statement of Additional Information.

                              FINANCIAL STATEMENTS

                  The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                   Page

Report of Independent Accountants - PricewaterhouseCoopers LLP        7

        Statement of Assets and Liabilities,
             December 31, 1999                                        8

        Statement of Operations and Changes in Net Assets
             for the Years Ended December 31, 1999 and 1998           9

        Portfolio of Investments
             December 31, 1999                                       10

        Notes to Financial Statements                                15

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 4 of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) (The Growth Equity Fund) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1999, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Assets and Liabilities
December 31, 1999

------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at market value (cost: $1,333,345,581) .................................    $1,777,794,011
 Long-term debt securities -- at market value (amortized cost: $7,810,985) ...............        11,874,375
 Participation in Separate Account No. 2A -- at amortized cost, which approximates market value, equivalent to
  120,801 units at $300.60 ...............................................................        36,312,393
Receivable for investment securities sold ................................................         6,662,243
Dividends and interest receivable ........................................................         1,361,064
------------------------------------------------------------------------------------------------------------
  Total assets ...........................................................................     1,834,004,086
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Due to Equitable Life's General Account ..................................................        39,371,465
Payable for investment securities purchased ..............................................         1,639,781
Custodian fee payable ....................................................................           367,334
Investment management fees payable .......................................................             3,770
Accrued expense ..........................................................................           482,251
------------------------------------------------------------------------------------------------------------
  Total liabilities ......................................................................        41,864,601
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,792,139,485
============================================================================================================
Amount retained by Equitable Life in Separate Account No. 4 ..............................    $    2,714,541
Net assets attributable to contract owners ...............................................     1,735,846,337
Net assets attributable to annuity benefits ..............................................        53,578,607
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,792,139,485
============================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITD STATES



Statement of Operations
YEAR ENDED DECEMBER 31, 1999

----------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends .............................................................    $   9,728,926
Interest ..............................................................          421,216
----------------------------------------------------------------------------------------
Total investment income ...............................................       10,150,142
----------------------------------------------------------------------------------------
EXPENSES (NOTE 4):
Asset and investment management fees ..................................       (7,361,227)
Administrative fees ...................................................       (6,442,906)
Operating expenses ....................................................         (569,529)
----------------------------------------------------------------------------------------
Total expenses ........................................................      (14,373,662)
----------------------------------------------------------------------------------------
Net investment loss ...................................................       (4,223,520)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions .........      294,811,943
Change in unrealized appreciation/depreciation of investments .........      264,368,034
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments .......................      559,179,977
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................    $ 554,956,457
========================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         1999                 1998
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ..........................................................    $     (4,223,520)      $   (5,333,397)
Net realized gain on investments and foreign currency transactions ...........         294,811,943          424,897,105
Change in unrealized appreciation/depreciation of investments ................         264,368,034         (505,981,445)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations .............         554,956,457          (86,417,737)
-----------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................         369,385,670          451,738,195
Withdrawals ..................................................................      (1,245,308,651)        (897,373,357)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals .....        (875,922,981)        (445,635,162)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to Equitable Life's transactions .....              58,823               23,520
-----------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS .......................................................        (320,907,701)        (532,029,379)
NET ASSETS -- BEGINNING OF YEAR ..............................................       2,113,047,186        2,645,076,565
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ....................................................    $  1,792,139,485       $2,113,047,186
=======================================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999


------------------------------------------------------------------------------
                                                    NUMBER OF        MARKET
                                                      SHARES          VALUE
------------------------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS-SPECIALTY (0.4%)
Lyondell Chemical Company ......................      600,000     $  7,650,000
                                                                  ------------
TOTAL BASIC MATERIALS (0.4%) ...................                     7,650,000
                                                                  ------------
CONSUMER CYCLICALS
AIRLINES (11.5%)
Alaska Air Group, Inc.* ........................      540,000       18,967,500
America West Holdings Corp. (Class B)* .........       90,000        1,867,500
Continental Airlines, Inc. (Class B)* ..........    2,935,000      130,240,624
Northwest Airlines Corp. (Class A)* ............    2,475,000       55,068,750
                                                                  ------------
                                                                   206,144,374
                                                                  ------------
APPAREL, TEXTILE (1.9%)
Mohawk Industries, Inc.* .......................      577,600       15,234,200
Unifi, Inc.* ...................................    1,575,000       19,392,188
                                                                  ------------
                                                                    34,626,388
                                                                  ------------
AUTO RELATED (1.7%)
Budget Group, Inc.* ............................    1,225,000       11,101,563
Dollar Thrifty Automotive Group, Inc.* .........      780,000       18,671,250
Monaco Coach Corp.* ............................       10,200          260,738
                                                                  ------------
                                                                    30,033,551
                                                                  ------------
FOOD SERVICES, LODGING (1.1%)
Extended Stay America, Inc.* ...................    2,665,000       20,320,625
                                                                  ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.8%)
Industrie Natuzzi Spa (ADR) ....................    1,053,900       13,964,175
                                                                  ------------
LEISURE RELATED (10.1%)
Carnival Corp. .................................    1,124,200       53,750,813
Cendant Corporation* ...........................      660,000       17,531,250
Metro-Goldwyn-Mayer, Inc.* .....................      200,000        4,712,500
Park Place Entertainment Corp.* ................      600,000        7,500,000
Royal Caribbean Cruises Ltd.* ..................    1,950,000       96,159,374
                                                                  ------------
                                                                   179,653,937
                                                                  ------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


-------------------------------------------------------------------------------------
                                                           NUMBER OF        MARKET
                                                             SHARES          VALUE
-------------------------------------------------------------------------------------
RETAIL -- GENERAL (1.2%)
Bed Bath & Beyond, Inc.* ..............................      240,000     $  8,340,000
TJX Cos., Inc. ........................................      320,000        6,540,000
Venator Group, Inc.* ..................................      975,000        6,825,000
                                                                         ------------
                                                                           21,705,000
                                                                         ------------
TOTAL CONSUMER CYCLICALS (28.3%) ......................                   506,448,050
                                                                         ------------
CONSUMER NONCYCLICALS
BEVERAGES (0.2%)
Pepsi Bottling Group, Inc. ............................      200,000        3,312,500
                                                                         ------------
HOSPITAL SUPPLIES & SERVICES (5.0%)
Health Management Associates, Inc. (Class A)* .........    3,119,200       41,719,300
HEALTHSOUTH Corp.* ....................................    3,250,000       17,468,750
McKesson HBOC, Inc. ...................................      300,000        6,768,750
Quintiles Transnational Corp.* ........................      585,000       10,932,188
Tenet Healthcare Corp.* ...............................      535,000       12,572,500
                                                                         ------------
                                                                           89,461,488
                                                                         ------------
MEDIA & CABLE (1.1%)
Rogers Communications, Inc. (Class B)* ................      620,000       15,345,000
UnitedGlobalcom, Inc. (Class A)* ......................       50,000        3,531,250
                                                                         ------------
                                                                           18,876,250
                                                                         ------------
RETAIL -- FOOD (0.1%)
Kroger Co.* ...........................................      150,000        2,831,250
                                                                         ------------
TOTAL CONSUMER NONCYCLICALS (6.4%) ....................                   114,481,488
                                                                         ------------
CREDIT-SENSITIVE
BANKS (0.3%)
Bank of Tokyo-Mitsubishi Ltd. .........................      345,000        4,808,438
                                                                         ------------
FINANCIAL SERVICES (8.9%)
Associates First Capital Corp. (Class A) ..............      650,000       17,834,375
CIT Group, Inc. (Class A) .............................      399,170        8,432,466
Edwards (A.G.), Inc. ..................................      805,000       25,810,313
Legg Mason, Inc. ......................................    2,965,000      107,481,250
                                                                         ------------
                                                                          159,558,404
                                                                         ------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


-------------------------------------------------------------------------------------
                                                           NUMBER OF        MARKET
                                                             SHARES          VALUE
-------------------------------------------------------------------------------------
INSURANCE (9.1%)
Ace Ltd. ..............................................    2,000,000     $ 33,375,000
CNA Financial Corp.* ..................................    3,323,500      129,408,780
                                                                         ------------
                                                                          162,783,780
                                                                         ------------
REAL ESTATE (0.3%)
Prime Retail, Inc. ....................................    1,000,000        5,625,000
                                                                         ------------
UTILITY -- TELEPHONE (8.4%)
Centurytel, Inc. ......................................      110,100        5,215,988
Tele Celular Sul Participacoes (ADR) ..................       50,000        1,587,500
Tele Centro Oeste Celular Participacoes (ADR) .........      100,000          650,000
Tele Nordeste Celular Participacoes (ADR) .............       30,000        1,515,000
Tele Sudeste Celular Participacoes (ADR) ..............      349,300       13,557,206
Telemig Celular Participacoes (ADR) ...................      100,000        4,618,750
Telephone & Data Systems, Inc. ........................      790,000       99,540,000
Telesp Celular Participacoes (ADR) ....................      200,000        8,475,000
Viatel, Inc.* .........................................      297,200       15,937,350
                                                                         ------------
                                                                          151,096,794
                                                                         ------------
TOTAL CREDIT-SENSITIVE (27.0%) ........................                   483,872,416
                                                                         ------------
ENERGY
OIL -- DOMESTIC (2.5%)
Kerr-McGee Corp. ......................................      585,000       36,270,000
Murphy Oil Corp. ......................................      145,000        8,319,375
                                                                         ------------
                                                                           44,589,375
                                                                         ------------
OIL -- INTERNATIONAL (0.1%)
IRI International Corporation* ........................      305,000        1,220,000
                                                                         ------------
OIL -- SUPPLIES & CONSTRUCTION (0.7%)
Stolt Comex Seaway S.A.* ..............................      165,000        1,825,313
Stolt Comex Seaway S.A. (ADR) (Class A)* ..............    1,058,000       11,638,000
                                                                         ------------
                                                                           13,463,313
                                                                         ------------
TOTAL ENERGY (3.3%) ...................................                    59,272,688
                                                                         ------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Continued)


---------------------------------------------------------------------------------------------------
                                                                       NUMBER OF         MARKET
                                                                         SHARES           VALUE
---------------------------------------------------------------------------------------------------
TECHNOLOGY
ELECTRONICS (0.8%)
ARDENT Software, Inc.* ............................................      150,000     $    5,850,000
DBT Online, Inc.* .................................................      359,900          8,772,563
                                                                                     --------------
                                                                                         14,622,563
                                                                                     --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Informix Corporation* .............................................      887,600         10,096,450
                                                                                     --------------
TELECOMMUNICATIONS (30.4%)
Adelphia Business Solutions* ......................................       90,000          4,320,000
Amdocs Ltd.* ......................................................      515,000         17,767,500
American Satellite Network -- Warrants (Expire 06/30/00)* .........       70,000                  0
Global TeleSystems Group, Inc.* ...................................    3,980,000        137,807,499
Mannesmann AG .....................................................       40,000          9,641,482
Millicom International Cellular S.A.* .............................    2,165,500        135,073,062
NTL Incorporated* .................................................      820,000        102,295,000
PSINet, Inc.* .....................................................      237,500         14,665,625
RCN Corporation* ..................................................      710,100         34,439,850
United States Cellular Corp.* .....................................      885,000         89,329,688
                                                                                     --------------
                                                                                        545,339,706
                                                                                     --------------
TOTAL TECHNOLOGY (31.8%) ..........................................                     570,058,719
                                                                                     --------------
DIVERSIFIED
MISCELLANEOUS (2.0%)
U.S. Industries, Inc. .............................................      919,600         12,874,400
Viad Corp. ........................................................      830,000         23,136,250
                                                                                     --------------
TOTAL DIVERSIFIED (2.0%) ..........................................                      36,010,650
                                                                                     --------------
TOTAL COMMON STOCKS (99.2%)
 (Cost $1,333,345,581).............................................                   1,777,794,011
                                                                                     --------------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Portfolio of Investments -- December 31, 1999 (Concluded)


--------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL           MARKET
                                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY
TELECOMMUNICATIONS (0.7%)
NTL Incorporated
 7.0% Conv., 2008 ...................................................   $4,500,000        $   11,874,375
                                                                                          --------------
TOTAL TECHNOLOGY (0.7%) .............................................                         11,874,375
                                                                                          --------------
TOTAL LONG-TERM DEBT SECURITIES (0.7%)
 (Amortized Cost $7,810,985).........................................                         11,874,375
                                                                                          --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 120,801
 units at $300.60 each (2.0%)........................................                         36,312,393
                                                                                          --------------
TOTAL INVESTMENTS (101.9%)
 (Cost/Amortized Cost $1,377,468,959)................................                      1,825,980,779
OTHER ASSETS LESS LIABILITIES (-1.9%) ...............................                        (33,841,294)
                                                                                          --------------
NET ASSETS (100.0%) .................................................                     $1,792,139,485
                                                                                          ==============
Amount retained by Equitable Life in Separate Account No. 4 .........                     $    2,714,541
Net assets attributable to contract owners ..........................                      1,735,846,337
Net assets attributable to annuity benefits .........................                         53,578,607
                                                                                          --------------
NET ASSETS ..........................................................                     $1,792,139,485
                                                                                          ==============

*     Non-income producing.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
of The Equitable Life Assurance Society of the United States
Notes to Financial Statements


1. Separate Account No. 4 (Pooled) (the Growth Equity Fund) (the Fund) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of AXA Financial, Inc., was established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of Equitable Life. The excess of assets over reserves and other contract liabilities amounting to $2,714,541 as shown in the Statement of Assets and Liabilities in Separate Account No. 4 may be transferred to Equitable Life's General Account. These financial statements reflect the total net assets and results of operations for Separate Account No. 4. The Members Retirement Programs constitute, among many others, contract owners participating in this Fund.


   Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account No. 4 aggregated $365,557,809 (20.4%), at December 31, 1999 and $323,953,589 (15.3%), at December 31,
   1998, of the net assets in the Fund.

   Equitable Life is the investment manager for the Fund. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of the Fund. Alliance is a publicly-traded limited partnership which is indirectly majority-owned by Equitable Life.

   Equitable Life and Alliance seek to obtain the best price and execution of all orders placed for the Fund considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life and Alliance may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Fund's portfolio transactions.

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. Security transactions are recorded on the trade date. Amortized cost of debt securities consists of cost adjusted, where applicable, for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily.


   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

   Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities

--------------------------------------------------------------------------------

   maturing in sixty days or less from the date of acquisition. At December 31, 1999, the amortized cost of investments held in Separate Account No. 2A consist of the following:




------------------------------------------------------------------------------------------------------
                                                                               AMORTIZED COST      %
------------------------------------------------------------------------------------------------------
   Bankers' Acceptances, 5.70% due 01/21/00 through 02/24/00 ................  $   5,140,555       2.3%
   Certificates of Deposit, 5.50% - 5.99% due 01/28/00 through 01/31/00 .....      9,998,680       4.5
   Commercial Paper, 4.45% - 6.45% due 01/03/00 through 02/15/00 ............    176,636,726      79.2
   U.S. Government Agency, 1.5% due 01/03/00 ................................     30,997,417      13.9
------------------------------------------------------------------------------------------------------
   Total Investments ........................................................    222,773,378      99.9
   Other Assets Less Liabilities ............................................        212,513       0.1
------------------------------------------------------------------------------------------------------
   Net Assets of Separate Account No. 2A ....................................  $ 222,985,891     100.0%
======================================================================================================
   Units Outstanding ........................................................        741,808
   Unit Value ...............................................................  $      300.60
------------------------------------------------------------------------------------------------------

   Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Separate Account No. 2A is valued daily at amortized cost, which approximates market value.

     For 1999 and 1998, investment security transactions, excluding short-term debt securities, were as follows:




-----------------------------------------------------------------------------------
                                                       COST OF         NET PROCEEDS
                                                      PURCHASES          OF SALES
-----------------------------------------------------------------------------------
Stocks and long-term corporate debt securities:
    1999 ........................................  $1,340,597,736    $2,209,410,520
    1998 ........................................   1,692,067,102     2,151,023,546
  U.S. Government obligations:
    1999 ........................................              --                --
    1998 ........................................              --                --
-----------------------------------------------------------------------------------

3. Investment securities are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depository Receipt
   (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

   Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

--------------------------------------------------------------------------------

   Convertible bonds and unlisted convertible preferred stock are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Life's Investment officers.

   Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Funds which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.



4. Charges and fees are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Programs, these expenses consist of investment management and accounting fees, program expense charge, direct expenses and record maintenance and report fees. These charges and fees are paid to Equitable Life by the Fund and are recorded as expenses in the accompanying Statement of Operations.



5. No federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Fund for the two years ended December 31, 1999, by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life for such years will affect such contracts. Accordingly, no federal income tax provision is required.

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

 (a)      Financial Statements included in Part B.

 The following are included in the Statement of Additional
 Information relating to the American Dental Association
 Program:

  1.      Separate Account Nos., 4 (Pooled), 191 and 200
          (The Growth Equity, ADA Foreign and Aggressive
          Equity Accounts):
          -Report of Independent Accountants - PricewaterhouseCoopers LLP


  2.      Separate Account No. 4 (Pooled):
          - Statement of Assets and Liabilities, December 31, 1999
          - Statements of Operations and Changes in Net
            Assets for the Years Ended December 31, 1999 and 1998
          - Portfolio of Investments, December 31, 1999
          - Notes to Financial Statements

  3.      Separate Account No. 191:
          - Statement of Assets and Liabilities, December 31, 1999
          - Statements of Operations and Changes in Net
            Assets for the Years Ended December 31, 1999 and 1998

  4.      Separate Account No. 200:
          -  Statement of Assets and Liabilities
          - Statement of Operations and Changes in Net Assets for the Years Ended December 31, 1999 and 1998

  5.      Separate Account No. 206:
          -  Report of Independent Accountants - PricewaterhouseCoopers LLP
          -  Statements of Assets and Liabilities, December 31, 1999
          -  Statements of Operations for the Year Ended December 31, 1999
          - Statement of Changes in Net Assets for the Years Ended December 31, 1999
          -  Notes to Financial Statements

  6.      Separate Account Nos. 191 and 200:
          -  Notes to Audited Financial Statements

  7.      Separate Account No. 30 (Pooled):
          -  Report of Independent Accountants - PricewaterhouseCoopers LLP
          -  Statement of Assets and Liabilities, December 31, 1999
          - Statements of Operations and Changes in Net Assets for the Years Ended December 31, 1998 and 1999
          - Statements of Cash Flows for the Years Ended December 31, 1999 and 1997
          -  Statement of Investments and Net Assets, December 31, 1999
          -  Notes to Financial Statements

  8.      Separate Account No. 8 (Prime Property Fund):
          -  Report of Independent Accountants - PricewaterhouseCoopers LLP
          -  Statement of Assets and Liabilities, December 31, 1999
          - Statements of Operations and Changes in Net Assets for the Years Ended December 31, 1999 and 1998
          - Statements of Cash Flows for the Years Ended December 31, 1999 and 1998
          -  Notes to Financial Statements

  9.      Schedule X:
          -  Supplementary Income Statement Information, December 31, 1999 and
             1998

 10.      Schedule XII:
          -  Mortgage Loans Receivable on Real Estate, December 31, 1999 and
             1998

 11.      The Equitable Life Assurance Society of the United States:
          -  Report of Independent Accountants - PricewaterhouseCoopers LLP
          -  Consolidated Balance Sheets, December 31, 1999 and 1998
          - Consolidated Statements of Earnings for the Years Ended December 31, 1999, 1998 and 1997
          - Consolidated Statements of Equity for the Years Ended December 31, 1999, 1998 and 1997
          - Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997.


 (b)      Exhibits.


 The following Exhibits are filed herewith:


  1. (a) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30, and
          191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

     (b) Resolutions of the Board of Directors of The Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995, incorporated by reference to Exhibit 1(b) to Registration Statement No.333-50967, filed February 5, 1999.

     (c) Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91, previously filed with this Registration Statement, File No. 333-77117, on October 25, 1999.


  2.      Not Applicable.


  3. (a) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement No. 2-74667 filed on Form N-4 on April 4, 1995.

     (b) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                 4.      (a)   Exhibit 6(a)(2) (Group Annuity Contract AC 2100,
                               as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association
                               Members Retirement Trust, the American Dental
                               Association Members Pooled Trust for Retirement
                               Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to
                               Registration Statement 33-40162, filed December
                               20, 1991.

                         (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                         (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                         (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

                         (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement

                               Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

                         (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, on February 27, 1995.

                         (g) Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 33-63113 on September 29, 1995.

                         (h) Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

                         (i) Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

                         (j) Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

                  5.     (a)   Exhibit 7(a) (Form of Participation Agreement
                               for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to
                               Registration Statement on Form S-1 of
                               Registrant, filed April l6, 1986.

                         (b) Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

                         (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement
                               Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                         (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

                         (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal

                              Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                        (f)   Exhibit 7(w) (Form of Non-Standardized
                              Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                        (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.


                        (h) Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                        (i) Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on From N-3 of Registrant, filed April 28, 1995.



                 6.     (a)   Copy of the Restated Charter of The Equitable
                              Life Assurance Society of the United States, as amended January 1, 1997, incorporated by reference to Registration No. 333-25807 on Form
                              N-4, filed April 24, 1997.

                        (b) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Registration No. 333-25807 on Form N-4, filed April 24, 1997.

                 7.     Not applicable

                 8.     (a)   Exhibit 11(a)(2) (Form of American Dental
                              Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of
                              Registrant, filed April 26, 1989.

                        (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                        (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                         (d) Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

                         (e)   Exhibit 11(j) (Copy of American Dental
                               Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant on Form N-3 of Registrant, filed December 20, 1991.

                         (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1,
                               1984), incorporated by reference to
                               Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                  9.     (a)   Opinion and Consent of Anthony A. Dreyspool,
                               Vice President and Associate General Counsel of
                               The Equitable Life Assurance Society of the
                               United States incorporated by reference to Registration Statement No. 333-25807, filed
                               April 24, 1997.

                         (b) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of the Equitable Life Assurance Society of the United States, previously filed with this Registration Statement on Form N-4, File No. 333-50967 on April 24, 1998.

                         (c) Opinion and Consent of Mary Joan Hoene, Vice President and Counsel of The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement, File No. 333-77117 on April 27, 1999.

                  10.    (a)   Consent of Anthony A. Dreyspool (included within
                               Exhibit 9(a) above).

                         (b)   Consent of Mary P. Breen, (included within
                               Exhibit 9 (b) above).

                         (c)   Consent of Mary Joan Hoene (included within
                               Exhibit 9(c) above).

                         (d)   Consent of PricewaterhouseCoopers LLP.

                         (e)   Powers of Attorney.


                  11.    Not applicable.

                  12.    Not applicable.

                  13.    Not applicable.

                  14.    Not Applicable.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.


                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS

Francoise Colloc'h                          Director
AXA
23, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AXA
23, Avenue Matignon
75008 Paris, France


Joseph L. Dionne                            Director
198 Wieton Road
New Canaan, CT 06840


Denis Duverne                               Director
AXA
23, Avenue Matignon
75008 Paris, France

Jean-Rene Fourtou                           Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                           Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919


John H.F. Haskell Jr.                      Director
SBC Warburg Dillion Read LLC
535 Madison Avenue
New York, NY 10028

Mary R. (Nina) Henderson                    Director
Bestfoods
International Plaza
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976


W. Edwin Jarmain                            Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------


Didier Pineau-Valencienne                   Director
Credit Suisse First Boston 64,
rue de Miromesmil 75008
Paris, France


George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860

Peter J. Tobin                              Director
St. John's University
8,000 Utopia Parkway
Jamaica, NY 11439

Dave H. Williams                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105


OFFICER-DIRECTORS
-----------------

*Michael Hegarty                            President, Chief Operating
                                            Officer and Director

*Edward D. Miller                           Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

* Stanley B. Tulin                          Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and Chief Information Officer


*Derry Bishop                               Executive Vice President and
                                            Chief Agency Officer


*Harvey Blitz                               Senior Vice President


*Robert T. Brockbank                        Executive Vice President
                                            and AXA Group Deputy Chief
                                            Information Officer


*Kevin R. Byrne                             Senior Vice President and Treasurer


*John A. Caroselli                          Executive Vice President

Selig Ehrlich                               Senior Vice President and
                                            Chief Actuary


*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor


*Robert E. Garber                           Executive Vice President and
                                            Chief Legal Officer


*James D. Goodwin                           Vice President

*Edward J. Hayes                            Senior Vice President


*Craig Junkins                              Senior Vice President

*Donald R. Kaplan                           Senior Vice President and Chief
                                            Compliance Officer and Associate
                                            General Counsel


*Michael S. Martin                          Executive Vice President and Chief
                                            Marketing Officer

*Richard J. Matteis                         Executive Vice President



*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Brian S. O'Neil                            Executive Vice President


*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Samuel B. Shlesinger                       Senior Vice President

*Richard V. Silver                          Senior Vice President and
                                            General Counsel

*Jose Suquet                                Senior Executive Vice President and
                                            Chief Distribution Officer


*Naomi J. Weinstein                         Vice President

*Gregory Wilcox                             Executive Vice President

*R. Lee Wilson                              Executive Vice President


*Maureen K. Wolfson                         Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.


         Separate Account Nos. 4, 8, 30, 191, 200, and 206 of The Equitable Life Assurance Society of the United States (the "Separate Accounts") are separate accounts of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         The largest stockholder of the Holding Company is AXA which as of December 31, 1999 beneficially owned 58.0% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

AXA Financial, Inc. (formerly the Equitable Companies, Incorporated) (1991) (Delaware)


    Donaldson Lufkin & Jenrette, Inc. (1933) (Delaware) (38.31%)
    (See Addendum B(1) for subsidiaries)

    AXA Client Solutions, LLC (1999) (Delaware)

        AXA Distribution Holding Corporation (1999) (Delaware)

            AXA Advisors, LLC (formerly EQ Financial Consultants, Inc. (1971) Delaware)(a)(b)

        The Equitable Life Assurance Society of the United States (1989) (New York)(a)(b)

             The Equitable of Colorado, Inc. (l983) (Colorado)


             EVLICO East Ridge, Inc. (1995) (California)

             GP/EQ Southwest, Inc. (1995) (Texas)

             Franconom, Inc. (1985) (Pennsylvania) (50.00%)

             Frontier Trust Company (1987) (North Dakota)

             Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

             Equitable Deal Flow Fund, L.P.

                 Equitable Managed Assets (Delaware)

             Real Estate Partnership Equities (various)

             EREIM LP Associates (99%)

                 EML Associates, L.P. (19.8%)

             Alliance Capital Management L.P. (2.7% limited partnership interest)


             ACMC, Inc. (1991) (Delaware)(s) (Note 5)

                 Alliance Capital Management L.P. (1988) (Delaware) (38.6% limited partnership interest)

             EVSA, Inc. (1992) (Pennsylvania)

             Prime Property Funding, Inc. (1993) (Delaware)

             Wil Gro, Inc. (1992) (Pennsylvania)

             Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)



(a) Registered Broker/Dealer      (b) Registered Investment Advisor

    AXA Client Solutions, LLC (cont.)
       AXA Distribution Holding Corp. (cont.)
       Equitable Life Assurance Society of the United States (cont.)


             Fox Run, Inc. (1994) (Massachusetts)

             STCS, Inc. (1992) (Delaware)

             CCMI Corporation (1994) (Maryland)

             HVM Corporation (199 ) (Maryland)

             EVSA Incorporated (    ) (Delaware)

             FTM Corporation (1994) (Maryland)

             Equitable BJVS, Inc. (1992) (California)

             Equitable Rowes Wharf, Inc. (1995) (Massachusetts)


             ELAS Realty, Inc. (1996) (Delaware)

             ELAS Realty, Inc. (Georgia)

             Equitable Structured Settlement Corporation (1996) (Delaware)

             Prime Property Funding II, Inc. (1997) (Delaware)

             Sarasota Prime Hotels, Inc. (1997) (Florida)

             ECLL, Inc. (1997) (Michigan)


             Equitable Holdings LLC (1997) (New York) (into which Equitable Holding Corporation was merged in 1997)

               ELAS Securities Acquisition Corp. (l980) (Delaware)

               100 Federal Street Realty Corporation (    ) (Massachusetts)

               100 Federal Street Funding Corporation (Massachusetts)

               EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)

               Equitable Casualty Insurance Company (l986) (Vermont)

               EREIM LP Corp. (1986) (Delaware)


                   EREIM LP Associates (L.P.) (1%)

                       EML Associates (L.P.) (.02%)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

  AXA Client Solutions, LLC (cont.)
     AXA Distribution Holding Corp. (cont.)
     The Equitable Life Assurance Society of the United States (cont.)

        Equitable Holdings, LLC (cont.)


              Equitable JVS, Inc. (1988) (Delaware)

                   Astor/Broadway Acquisition Corp. (1990) (New York)

                   Astor Times Square Corp. (1990) (New York)

                   PC Landmark, Inc. (1990) (Texas)

                   Equitable JVS II, Inc. (1994) (Maryland)


                   EJSVS, Inc. (1995) (New Jersey)

              Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
              EHC) (Delaware) (31.47%) (See Addendum B(1) for subsidiaries)

              JMR Realty Services, Inc. (1994) (Delaware)

              Equitable Investment Corporation (l97l) (New York)


                   Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                   Equitable JV Holding Corporation (1989) (Delaware)

                   Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)


                   Equitable Capital Management Corporation (l985)
                   (Delaware) (b)
                      Equitable Capital Private Income and Equity
                      Partnership II, L.P. (Delaware)


                   EQ Services, Inc. (1992) (Delaware)

                   EREIM Managers Corp. (1986) (Delaware)


                      ML/EQ Real Estate Portfolio, L.P. (Delaware)

                          EML Associates, L.P. (New York)


                   (a) Registered Broker/Dealer (b) Registered Investment
                   Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                            ADDENDUM A - SUBSIDIARY
                        OF EQUITABLE HOLDINGS, LLC
                       HAVING MORE THAN FIVE SUBSIDIARIES

            -------------------------------------------------------

EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988)
      (Massachusetts)
      EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)

      EquiSource of Puerto Rico, Inc. (1997) (Puerto Rico)

      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                      ADDENDUM B - INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES

                      ------------------------------------

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose\subsidiaries (the number fluctuates according to business needs):

         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)
              Wood, Struthers & Winthrop Management Corp. (1985)
              (Delaware) (b)
         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)
         DLJ Mortgage Capital, Inc. (1988) (Delaware)

Alliance Capital Management Corporation (as general partner) (b) has the following subsidiaries:


      Alliance Capital Management L.P. (1988) (Delaware) (b)
            Albion Alliance LLC  (Delaware) (37.6%)
            Cursitor Alliance LLC (Delaware) (93%)
            Cursitor Alliance Holdings Ltd.  (U.K.)
             Draycott Partners, Ltd  (MA)
             Cursitor Alliance Services Ltd.  (U.K.)
             Cursitor Management Co. S.A.  (Lux.)
             Alliance Asset Allocation Ltd.  (U.K.)
                Cursitor Eaton Asset Allocation Management Co. (NY) (50%) Alliance Cecogest S.A. (France) (75%)
                      Cursitor Courtage SARL  (France)
                      Cursitor Gestion S.A.  (France)
    Alliance Capital Management Corporation of  Delaware  (Delaware) (100%)
      Alliance Fund Services, Inc.  (Delaware) (a)
      Alliance Fund Distributors, Inc.  (Delaware) (a)
      Alliance Capital Oceanic Corp.  (Delaware)
      Alliance Capital Management (Brazil) Ltd.  (Brazil) (99%)
      Alliance Capital Management Australia Limited  (Australia)
      Meiji - Alliance Capital Corp.  (Delaware) (50%)
      Alliance Capital (Luxembourg) S.A.  (Lux.) (99%)
      Alliance Barra Research Institute, Inc.  (Delaware)
      Alliance Capital Management Canada, Inc.  (Delaware)
      Alliance Capital Global Derivatives Corp.  (Delaware)
      ACM Fund Services, S.A.  (Lux.) (99%)
         ACM Fund Services (Espana) S.L.  (Spain)
      Alliance Capital Management (Singapore) Ltd.  (Singapore)
      ACM CIIC Investment Management Ltd.  (Cayman Islands) (54%)
      ACM Software Services Ltd.  (Delaware)
      East Fund Managementberatung GmbH.  (Australia) (51%)
        Albion Alliance EFM  (Czech) (49%)
        East Fund Management (Cyprus) Ltd.  (Cyprus) (99%)
          EFM Consultanta Financiara Bucuresti SRL  (Romania)
      Alliance Capital (Mauritius) Private Ltd.  (Mauritius)
            Alliance Capital Asset Management (India) Private Ltd.
               (India) (75%)
         ACSYS Software India Private Ltd.  (India) (51%)
       ACAM Trust Company Private Ltd.  (India)
       Alliance Eastern Europe, Inc.  (Delaware)
       Alliance Capital Management (Asia) Ltd.  (Delware)
       Alliance Capital Management (Turkey) Ltd.  (Turkey)
       Alliance Capital Mangement (Japan) Inc. 1261  (Delaware)
          Alliance Capital Invest Tr. Mgmt. K.K.  (Japan)
       Alliance Capital Limited  (U.K)
          Alliance Capital Services Ltd.  (U.K.)
                      Dimentional Trust Management Ltd.  (U.K)
       Alliance Corporate Finance Group Inc.  (Delaware)
       BCN Alliance Capital Management SA  (Brazil) (50%)
       Przymierze Trust Fund Co.  (Poland) (49%)
       Alliance SBS-AGRO Captial Management Co.  (Russia) (49%)
       Pekao/Alliance PTE S.A.  (Poland) (49%)
       Whittingdale Holdings Ltd.  (U.K.)
          Alliance Capital Whittingdale Ltd.  (U.K)
          ACM Investments Ltd.  (U.K.)
          Whittingdale Nominees Ltd.  (U.K.)
        Hanwha Investment Trust Mgmt. Co., Ltd.  (South Korea) (20%)
        New Alliance Asset Mangement (Asia) Ltd.  (H.K.) (50%)
        ACM New-Alliance (Luxemborg) S.A.  (Lux.)
        Alliance Odyssey Capital Mgmt. (Porprietary) Ltd.  (South Africa) (80%)
         Alliance-MBCA Capital (Private) Ltd.  (Zimbabwe) (50%)
         Alliance Odyssey Capital Mgmt. (Nambia) (Proprietary) Ltd.  (Nambia)



             (a) Registered Broker/Dealer      (b) Registered Investment Advisor

                               AXA GROUP CHART

The information listed below is dated as of January 1, 2000; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.

                          AXA INSURANCE AND REINSURANCE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Assurances IARD               France         100% by AXA France Assurance

AXA Assurances Vie                France         6.48% by AXA Assurances IARD,
                                                 82.40% by AXA France Assurance
                                                 and 11.13% by AXA Collectives

AXA Courtage IARD                 France         99.77% by AXA France Assurance

AXA Conseil Vie                   France         100% by AXA France Assurance

AXA Conseil IARD                  France         100% by AXA France Assurance

Direct Assurances Vie             France         100% by AXA Direct

Juridica                          France         7.81% by AXA Assurance IARD,
                                                 89.27% by AXA France Assurance
                                                 1.44% by AXA Courtage IARD

AXA Assistance                    France         100% by AXA

AXA Collectives                   France         94.47% by AXA France Assurance,
                                                 3.69% by AXA Assurances IARD
                                                 and 1.25% by AXA Courtage IARD

NSM Vie                           France         40.64% by AXA France Assurance

AXA Global Risks                  France         98.49% by AXA France
                                                 Assurance

Argovie                           France         94.03% by AXA Collectives

S.P.S. Re                         France         69.03% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Direct Assurance                  France         100% by AXA Direct

Natio Assurances                  France         50% by AXA Assurances IARD

AXA Assistance                    France         100% by AXA

AXA Reassurance                   France         86.33% by AXA, 8.25% by AXA
                                                 Assurances IARD, 5.07% by
                                                 AXA Global Risks, 0.13% by
                                                 AXA France Assurances and
                                                 0.02% by AXA Collectives

AXA Re Finance                    France         79% owned by AXA Reassurance

AXA Cessions                      France         100% by AXA

UAB                               Belgium        100% by AXA Holdings Belgium

Ardenne Prevoyante                Belgium        99.99% by AXA Holdings Belgium
                                                 and 0.01% by AXA Royale Belge

Assurance Courtraisienne          Belgium        100% by AXA Holdings Belgium

AXA Royale Belge                  Belgium        99.57% by AXA Holdings Belgium
                                                 and 0.43% by UAB

Assurances de la Poste            Belgium        50% by AXA Holdings Belgium

Assurances de la Poste Vie        Belgium        50% by AXA Holdings Belgium

C.G.R.M. Monte Carlo              France         99.99% by AXA Reassurance

AXA Assurance Vie Luxembourg      Luxembourg     100% by AXA Luxembourg S.A.

Paneurore                         Luxembourg     5% by AXA Portugal Companhia de
                                                 Seguros, 20% by AXA Colonia
                                                 Versicherungs, 5% by AXA
                                                 Assicurazioni, 10% by Aurora
                                                 Iberica SA de Seguros y Reas,
                                                 20% by AXA Insurance IK,
                                                 20% by Royale Belge
                                                 Investissement and
                                                 20% by Saint George Re

Crealux                           Luxembourg     100% by AXA Holdings Belgium

Futur Re                          Luxembourg     100% by AXA Global Risks

AXA Assurances Luxembourg         Luxembourg     100% by AXA Luxembourg SA

Hilo Direct Seguros y Reaseguros  Spain          71.43% by AXA Aurora

Ayuda Legal SA de Seguros y       Spain          88% by AXA Aurora Iberica SA de
Reaseguros                                       Seguros y Reaseguros and 12% by
                                                 AXA Seguros de Seguros
                                                 Reaseguros

Aurora Iberica SA de              Spain          99.82% by AXA Aurora
Seguros y Reaseguros

AXA Seguros de Seguros y          Spain          1.45% by AXA and 97.06% by
Reasegiros                                       Aurora Iberica SA de Seguros y
                                                 Reas

Eurovita                          Italy          30% owned by AXA Assicurazioni

UAP Vita                          Italy          62.21% by AXA, 18.70% by AXA
                                                 Conseil Vie, and 19.08% by AXA
                                                 Collectives

AXA Interlife                     Italy          100% by AXA

AXA Assicurazioni                 Italy          84.10% by AXA, 11.70% by
                                                 Grupo UAP Italiana, 2.11% by
                                                 AXA Conseil Vie and 2.07%%
                                                 by AXA Collectives

AXA Equity & Law Plc              U.K.           100% by AXA Sun Life
Assurance Society

AXA Global Risks (U.K) Ltd        U.K.           100% by AXA Global Risks
                                                 (France)

English & Scottish                U.K.           100% by AXA UK

AXA UK                            U.K.           100% by AXA

AXA Sun Life                      U.K.           100% by Sun Life and Provincial
                                                 Holdings Plc

AXA UK Holding Ltd.               U.K.           100% by AXA Reassurance

Guardian Insurance Ltd.           U.K.           100% by Guardian Royal Exchange
                                                 Plc

GREA Assurance                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Group Plc.                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Healthcare Ltd.               U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Lifetimecare                  U.K.           100% by Guardian Royal
                                                 Exchange Plc

AXA Insurance UK                  U.K.           100% by Guardian Royal
                                                 Exxchange Plc

AXA Reinsurance UK Plc.           U.K.           100% by AXA UK Holding Ltd.

AXA Sun Life Holdings Plc.        U.K.           100% by SLPH

AXA Nederland BV                  The Nether-    51.31% AXA Royal Belge, 38.94%
                                  lands          by Gelderland and 4.11% by
                                                 AXA Holdings Belgium

AXA Schade                        The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Zorg NV                       The Nether-    100% by UAP Verzekeringen
                                  lands

Vinci BV                          The Nether-    100% by AXA
                                  lands

AXA Leven NV                      The Nether-    100% by AXA Verzekeringen
                                  lands

UAP Niew Rotterdam Beheer         The Nether-    100% by AXA Nederland BV
                                  lands

AXA Zorg NV                       The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Portugal Companhia de         Portugal       9.63% by AXA Global Risk, 2.28%
Serguros                                         by AXA Portugal Seguros
                                                 Vida, 5.71% by AXA Conseil Vie
                                                 and 81.93% by AXA
                                                 Participations

AXA Portugal Seguros Vida         Portugal       87.63% by AXA Conseil Vie and
                                                 7.46% by AXA Participations

AXA Compagnie d' Assurances       Switzerland    99.95% AXA Participations

AXA Compagnie d' Assurances       Switzerland    94.99% by AXA Participations
sur la Vie                                       and 5.01% by AXA Compagnie
                                                 d'Assurance.

AXA Al Amane Assurances           Morocco        99.99% by AXA Ona

Epargne Croissance                Morocco        99.59% by AXA Al Amane
                                                 Assurances

Compagnie Africaine               Morocco        100% by AXA Al Almane
d'Assurance                                      Assurances

AXA Canada                        Canada         100% by AXA

AXA Canada ADP                    Canada         100% by AXA Canada

AXA Colonia Krankenversicherung   Germany        51% by AXA Colonia Konzern AG
                                                 and 48.36% by AXA Colonia Leben

Colonia Nordstern Versicherungs   Germany        100% by AXA Colonia Konzern AG

Sicher Direct                     Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Direct

Albingia Versicherung             Germany        98.98% by GRE Continental
                                                 Europe Holding Gmbh

Albingia Lebenversicherung        Germany        100% by Albingia Versicherung

AXA Colonia Leben                 Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Colonia
                                                 Versicherung

AXA Colonia Versicherung          Germany        100% by AXA Colonia Konzern AG

AXA Norstern Art                  Germany        100% by AXA Colonia Konzern AG

Tellit Vie                        Germany        100% by AXA-Colonia Konzern
                                                 AG

National Mutual Financial         Australia      100% by National Mutual
Services                                         Holdings

AXA Oyak Hayat Sigorta            Turkey         100% by AXA Oyak Holding AS

AXA Oyak Sigorta                  Turkey         0.70% by AXA Oyak Hayat
                                                 Sigorta and 70.32% by AXA
                                                 Oyak Holding AS

AXA Minmerals Assurance Co. Ltd.  China          51% by AXA China

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Non Life Insurance Co. Ltd.   Japan          100% by AXA Direct

AXA Life Insurance                Japan          100% by AXA

Dongbu AXA Life                   South Korea    100% by AXA

AXA Insurance Investment          Singapore      100% by AXA
Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holding

AXA Life Singapore                Singapore      100% by National Mutual
                                                 International

GRE Singapore Branch              Singapore      100% by AXA

AXA Life Hong Kong                Singapore      100% by AXA

AXA Insurance Hong Kong           Hong Kong      82.5% by AXA Insurance
                                                 Investment Holdings Pte Ltd
                                                 and 17.5% by AXA

National Mutual Asia Ltd.         Hong Kong      53.8% by National Mutual
                                                 Holdings, Ltd and 20% by Detura

AXA China Region Ltd.             Hong Kong      73.55% by National Mutual
                                                 Holdings

Guardian Insurance Ltd.           Hong Kong      100% by AXA
Hong Kong

The Equitable Life Assurance      U.S.A.         100% by AXA Financial Inc.
Society of the United States
(ELAS)

AXA Reinsurance                   U.S.A.         100% by AXA America

AXA America                       U.S.A.         100% by AXA Reassurance

AXA Global Risks US               U.S.A.         96.39% by AXA Global Risks and
                                                 3.61% by Colonia Nordstern
                                                 Versicherungs AG

AXA Re Life Insurance Company     U.S.A.         100% by AXA America

National Mutual Holdings          Australia      42.1% by AXA and 8.9% by
                                                 AXA Equity & Law Life
                                                 Assurance Society

National Mutual International     Australia      100% by National Mutual
                                                 Holdings Ltd

Australian Casualty Insurance     Australia      100% by National Mutual
Property Ltd                                     Holdings

National Mutual Health            Australia      100% by National Mutual
Insurance Pty Ltd                                Holdings Ltd

Guardian Dublin Docks             Ireland        100% by Guardian PMPA Group
                                                 Ltd.

Guardian PMPA Group Ltd.          Ireland        100 by Guardian Royal
                                                 Exchange Plc

Detura                            Hong Kong      75% by National Mutual Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holdings

AXA Reinsurance Asia              Singapore      100% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Reinsurance U.K. Plc.         U.K.           100% owned by AXA U.K.
                                                 Holding Ltd.

Nordstern Colonia Versicherung    Austria        89.95% by AXA Colonia
                                                 Versicherungs
                                                 and 10.05% by Colonia Leben

                       FINANCIAL SERVICES AND REAL ESTATE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Compagnie Financiere de Paris     France         96.89% by AXa 0.27% by AXA
(C.F.P.)                                         Assurance IARD and 0.01% by
                                                 Societe Beaujon

AXA Banque                        France         98.7% by Compagnie
                                                 Financiere de Paris

AXA Credit                        France         65% by Compagnie
                                                 Financiere de Paris

Sofapi                            France         100% by Compagnie
                                                 Financiere de Paris

Holding Soffim                    France         100% by Compagnie
                                                 Financiere de Paris

Sofinad                           France         100% by Compagnie
                                                 Financiere de Paris

Banque des Tuileries              France         100% by Compagnie
                                                 Financiere de Paris

Banque de Marches et d'Arbitrage  France         19.51% by AXA and 8.2% by AXA
                                                 Courtage IARD

AXA Investment Managers           France         5.28% by AXA Royale Belge,
                                                 56.48 BY AXA, 1.02% by AXA
                                                 Reassurance, 19.46% by AXA
                                                 Assurance IARD, 5.12% by AXA
                                                 Colonia Konzern and 0.25% By
                                                 Direct Assurances, 2.63% by
                                                 AXA Leven NV, 5.10% by National
                                                 Fund Management, 2.03% by AXA
                                                 Courtege IARD

Banque Worms                      France         1.91% by AXA France Assurance,
                                                 5.32% by AXA Collectives, 6.30%
                                                 by AXA Courtage IARD, 3.06% by
                                                 AXA Conseil Vie, 10.72% by AXA
                                                 Assurances IARD, 21.63% by AXA
                                                 Assurance Vie, 49.56% by
                                                 Compagnie Financiere de Paris

Investment Managers Paris         France         100% by AXA Investment Managers

Transaxim                         France         100% by Compagnie Financiere
                                                 de Participations

AXA Millesimes                                   10.10% by AXA Reassurance,
                                                 11.95% by AXA Reassurance,
                                                 7.26% by Societe Beaujon,
                                                 6.87% by Jour Finance

AXA Colonia Asset Management      Germany        51% by AXA Investment
                                                 Managers and 49% by AXA
                                                 Colonia Konzern AG

AXA Colonia KAG                   Germany        51% by AXA Investment
                                                 Managers and 26.50% by AXA
                                                 Colonia Konzern AG

AXA Colonia Bausparkasse AG       Germany        66.67% by AXA Colonia
                                                 Konzern AG and 32.99% by
                                                 AXA Colonia Leben

Banque IPPA                       Belgium        100% by AXA Holdings Belgium

Royal Belge Investissement        Belgium        100% by AXA Royale Belge

AXA IM Bruxelles                  Belgium        100% by AXA Investment
                                                 Managers

AXA Banque Belgium                Belgium        100% by AXA Holdings Belgium

Royale Belge Investissement       Belgium        100% by AXA Royale Belge

Sun Life Asset Management         U.K.           66.67% by Sun Life and
                                                 Provincial Holdings Plc and
                                                 33.33% by AXA Asset Management
                                                 Ltd.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Alliance Capital Management Corp. U.S.A.         100% held by The Equitable
                                                 Life Assurance Society

Donaldson Lufkin & Jenrette       U.S.A.         0.13% by AXA, 31.44% by
                                                 the ELAS, 38.27% by AXA
                                                 Financial Inc. and 1.31%
                                                 by AXA Participations Belgium

AXA IM Holdings Inc.              U.S.A.         100% by AXA Investment
                                                 Managers

AXA IM Rose                       U.S.A.         90% by AXA Investment
                                                 Managers and 10% by AXA IM
                                                 Holdings Inc.

AXA Rosenberg LLC                 U.S.A.         50% by AXA IM Rose

National Mutual Funds             Australia      100% owned by National
Management                                       Mutual Holdings

AXA Investment Managers           Japan          100% by AXA Investment
Tokyo                                            Managers

AXA Investment Managers           The Nether-    100% by AXA Investment
Den Haag                          lands          Managers

AXA IM HK SAR                     Hong Kong      100% by AXA Investment
                                                 Managers

AXA Investment Managers           Hong Kong      100% by AXA Investment
Hong Kong                                        Managers

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

S.G.C.I.                          France         100% by AXA

Compagnie Parisienne de           France         100% by Sofinad
Participations (C.P.P.)

Monte Scopeto                     France         99.99% by Compagnie
                                                 Parisienne de Participations

Colisee Jeuneurs                  France         99.82% by Colisee Suresnes and
                                                 0.17% by Compagnie Parislenne
                                                 de Participation

Colisee Delcasse                  France         99.98% by Colisee Suresnes

Colisee Victoire                  France         99.74% by S.G.C.I.

Colisee Suresnes                  France         21.19% by AXA Assurance IARD,
                                                 0.92% by Societe Beaujon,
                                                 51.07% by Compagnie Financiere
                                                 de Paris, 20.63% by Jour
                                                 Finance and 2.53% by AXA
                                                 Courtage IARD

Colisee 21 Matignon               France         99.44% by S.G.C.I. and 0.55% by
                                                 AXA

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Colisee Saint Georges SA          France         100% by SGCI

                       HOLDINGS AND MISCELLANEOUS BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Direct                        France         100% by AXA

Societe Beaujon                   France         100% by AXA

Lor Finance                       France         99.87% by AXA

Jour Finance                      France         60.47% by AXA Conseil Vie,
                                                 39.53% by AXA Assurance IARD


Financiere 45                     France         100% by AXA

Mofipar                           France         99.92% by AXA

AXA Participations                France         53.15% by AXA, 21.90% by AXA
                                                 Global Risks and 24.95% by AXA
                                                 Courtage IARD

Colisee Excellence                France         100% by Financiere Mermoz

Financiere Mermoz                 France         100% by AXA

AXA France Assurance              France         100% by AXA

AXA China                         France         49% by AXA Region Limited
                                                 and 51% by AXA

AXA Participations Belgium        Belgium        17.65% by AXA Global Risks,
                                                 75% by AXA, 1.82% by AXA
                                                 Conseil IARD and 5.53% by AXA
                                                 Courtage IARD

Finaxa Belgium                    Belgium        99.99% by AXA

AXA Holdings Belgium              Belgium        43.75% by AXA, 3.02% by AXA
                                                 Global Risks, 49.10% by AXA
                                                 Participations Belgium and
                                                 4.11% by Vinci BV

GRE Continental Europe            Germany        100% by AXA Cononia Konzern AG
Holding Gmbh

AXA-Colonia Konzern AG            Germany        39.73% by Vinci BV, 25.63% by
                                                 Kolnische Verwaltungs and
                                                 21.62% by AXA

Kolnische Verwaltungs             Germany        67.72% by Vinci BV, 22.99% by
                                                 AXA Colonia Konzern AG and
                                                 8.83% by AXA

AXA Luxembourg SA                 Luxembourg     100% by AXA Holdings Belgium

AXA Ona                           Morocco        51% by AXA Participations

Gelderland                        The Nether-    100% by AXA Holdings Belgium
                                  lands

AXA Oyak Holdings AS              Turkey         50% by AXA

AXA Financial Inc.                U.S.A.         4.12% by AXA Equity & Law
                                                 Life Assurance Society, 43.01
                                                 by AXA, 2.97% by AXA
                                                 Reassurance, 0.03% by AXA
                                                 America, 0.44% by Societe
                                                 Beaujon, 3.21% by Fianciere 45
                                                 and 6.46% by LOR Finance

AXA Aurora                        Spain          30% owned by AXA and 40% by
                                                 AXA Participations

AXA Equity & Law Plc              U.K.           99.94 by AXA Life

Sun Life and Provincial           U.K.           34.52% by AXA and 21.81% by
Holdings (SLPH)                                  AXA Equity & Law Plc

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) AXA Financial, Inc.'s 38.6% interest in Donaldson, Lufkin & Jenrette, Inc., and Equitable Holdings, LLC's 31.7% interest in same; (b) as noted for certain partnership interests; (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.

4. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first entity, it is under the direction of at least a majority of "outside" trustees:

                               EQ Advisors Trust
                               Separate Accounts


5.   This chart was last revised on January 1, 2000.

Item 27.  Number of Contractowners.


                  As of March 31, 2000 the number of participants in the American Dental Association Members Program offered by the Registrant was 26,936.



Item 28.  Indemnification


          (a)  Indemnification of Directors and Officers

               The by-laws of The Equitable Life Assurance Society of the United States ("Equitable Life") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

          (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

          (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

         The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X.L. Insurance Company and ACE Insurance Company. The annual limit of such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.


          (b)  Indemnification of Principal Underwriter

               To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC (formerly EQ Financial Consultants, Inc.) undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she is or was a director or officer of AXA Advisors, LLC.

          (c)  Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters


          (a) AXA Advisors, LLC, an affiliate of Equitable is the principal underwriter for Equitable's Separate Account No. 301, Separate Account No. 45, Separate Account A, Separate Account I, Separate Account FP and EQ Advisors Trust. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

          (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH UNDERWRITER (AXA ADVISORS, LLC)
------------------                 -------------------------------------
*Michael S. Martin                 Chairman of the Board, Chief Executive
                                   Officer and Director

*Martin J. Telles                  Executive Vice President and Chief
                                   Marketing Officer

*Derry E. Bishop                   Executive Vice President and Director

*Harvey E. Blitz                   Executive Vice President and Director

*S. Patrick McGunagle              Executive Vice President and Director

*Richard V. Silver                 Director

*Mark R. Wutt                      Director

Edward J. Hayes                    Executive Vice President
200 Plaza Drive
Secaucus, NJ 07096

*Craig A. Junkins                  Executive Vice President

*Peter D. Noris                    Executive Vice President

*Mark A. Silberman                 Senior Vice President and Chief
                                   Financial Officer

*James Bodowitz                    Senior Vice President and
                                   General Counsel

Stephen T. Burnthall               Senior Vice President
6435 Shiloh Road
Suite A
Alpharetta, GA 30005

*Catherine P. Earl                 Senior Vice President

Richard Magaldi                    Senior Vice President
6435 Shiloh Road
Suite A
Alpharetta, GA 30005

*Robert Schmedt                    Senior Vice President

*Cindy Schreiner                   Senior Vice President

*Donna M. Dazzo                    First Vice President

*Robin K. Murray                   First Vice President

*James Bodowitz                    Vice President and Counsel

*Michael Brzozowski                Vice President and Compliance Director

*Amy Francesscheni                 First Vice President

*Anne Nussbaum                     First Vice President

*Philomena Scamardella             First Vice President

*Mark D. Godolsky                  Vice President and Controller

*Linda J. Galasso                  Secretary

*Francesca Divone                  Assistant Secretary

          (c) Not applicable.

Item 30.  Location of Accounts and Records

                  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, with respect to the separate accounts named in Item 29(a),are maintained by The Equitable Life Assurance Society of the United States at 135 West 50th Street, New York, New York 10020; 1290 Avenue of the Americas, New York, New York 10104; and 200 Plaza Drive, Secaucus, New Jersey 07094


Item 31.  Management Services

                  Not applicable.


Item 32.  Undertakings

                  The Registrant hereby undertakes:

                  (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                  (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                  (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of the Securities Act Rule 485 for effectiveness of this amendment to the Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2000.


                                     THE EQUITABLE LIFE ASSURANCE
                                     SOCIETY OF THE UNITED STATES
                                     (Registrant)


                                     By: The Equitable Life Assurance
                                         Society of the United States


                                     By: /s/ Maureen K. Wolfson
                                         ------------------------------------
                                             Maureen K. Wolfson
                                             Vice President

                                   SIGNATURES


         As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on the 24th day of April, 2000


                                     THE EQUITABLE LIFE ASSURANCE
                                     SOCIETY OF THE UNITED STATES
                                      (Depositor)


                                     By: /s/ Maureen K. Wolfson
                                         ------------------------------------
                                             Maureen K. Wolfson
                                             Vice President


            As required by the Securities Act of 1933 this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                       Chairman of the Board, Chief Executive
                                        Officer and Director

*Michael Hegarty                        President, Chief Operating Officer and
                                        Director


PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                       Vice Chairman of the Board,
                                        Chief Financial Officer and Director


PRINCIPAL ACCOUNTING OFFICER:



*Alvin H. Fenichel                      Senior Vice President and


*DIRECTORS:
 Francoise Colloc'h      Norman C. Francis            George T. Lowy
 Henri de Castries       Donald J. Greene             Edward D. Miller
 Joseph L. Dionne        John T. Hartley              Didier Pineau-Valencienne
 Denis Duverne           John H.F. Haskell, Jr.       George J. Sella, Jr.
 William T. Dionne       Michael Hagarty              Peter J. Tobin
 Jean-Rene Fourtou       Mary R. (Nina) Henderson     Stanley B. Tulin
                         W. Edwin Jarmain             Dave H. Williams




*/s/ Maureen K. Wolson
-------------------------------
     Maureen K. Wolson
     Attorney-in-Fact
     April 24, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            PAGE NO.
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  10(d)        Consent of PricewaterhouseCoopers LLP.

  10(e)        Powers of Attorney.






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